Filed Pursuant to Rule 433
                                                     Registration No. 333-127620

                     GSAMP 2006-HE2 FREE WRITING PROSPECTUS

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt.


     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomerberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.


THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED MARCH 28,
2006
Prospectus Supplement to Prospectus Dated November 17, 2005

                                  $595,196,000
                                (Approximate)(1)

               Mortgage Pass-Through Certificates, Series 2006-HE2
                              GSAMP Trust 2006-HE2
                                 Issuing Entity
                          GS Mortgage Securities Corp.
                                    Depositor
               Credit-Based Asset Servicing and Securitization LLC
                                     Sponsor
                            Litton Loan Servicing LP
                                    Servicer

--------------------------------------------
Consider carefully the Risk Factors
beginning on page S-14 in this
prospectus supplement and page 2 in
the accompanying prospectus.

The certificates will represent
interests in the issuing entity, GSAMP
Trust 2006-HE2 and will not represent
interests in or obligations of
GS Mortgage Securities Corp., the
underwriter, the servicer,
Credit-Based Asset Servicing and
Securitization LLC, the trustee or any
of their respective affiliates.

This prospectus supplement may be used
to offer and sell the offered
certificates only if accompanied by
the prospectus.
------------------------------------------

                   The following securities are being offered:

             Approximate
            Initial Class
             Certificate       Pass-Through            Type           Ratings
 Class        Balance(1)           Rate                            (S&P/Moody's)
---------- ----------------- ---------------- ------------------ ---------------
  A-1       $  290,249,000      Variable(2)           Senior          AAA/Aaa
  A-2       $  186,944,000      Variable(3)           Senior          AAA/Aaa
  A-3       $   21,659,000      Variable(4)           Senior          AAA/Aaa
  M-1       $   24,894,000      Variable(5)        Subordinate        AAA/Aa1
  M-2       $   22,955,000      Variable(6)        Subordinate        AA+/Aa2
  M-3       $   13,578,000      Variable(7)        Subordinate        AA+/Aa3
  M-4       $   12,609,000      Variable(8)        Subordinate         AA/A1
  M-5       $   11,639,000      Variable(9)        Subordinate         AA/A2
  M-6       $   10,669,000     Variable(10)        Subordinate         AA-/A3
------------------
Footnotes appear on the following page.

Each class of certificates will receive monthly distributions of interest, principal or both, commencing on April 25, 2006.

Assets of the Issuing Entity--

o Fixed- and adjustable-rate subprime mortgage loans secured by first and second lien mortgages or deeds of trust on residential real properties.


Credit Enhancement--

o Subordination of the subordinate certificates to the senior certificates as described in this prospectus supplement under "Description of the Certificates--Distributions of Interest and Principal"; and

o Excess interest and overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions.

Interest Rate Support--

o An interest rate swap agreement with an interest rate swap counterparty, as swap provider, for the benefit of the offered certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Swap Agreement."

GSAMP Trust 2006-HE2 will issue nine classes of offered certificates. Each class of certificates will receive monthly distributions of interest, principal or both, as described in this prospectus supplement. The table above contains a list of the classes of offered certificates, including the initial class certificate balance, pass through rate, and special characteristics of each class.

Goldman, Sachs & Co., the underwriter, will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale plus accrued interest, if any, from the closing date.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. GS MORTGAGE SECURITIES CORP. WILL NOT LIST THE OFFERED CERTIFICATES ON ANY SECURITIES EXCHANGE OR ON ANY AUTOMATED QUOTATION SYSTEM OF ANY SECURITIES ASSOCIATION.

                              Goldman, Sachs & Co.
            The date of this prospectus supplement is March 28, 2006.

------------------

(1)  Subject to variance of +/- 10%.

(2) The Class A-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap, as described in this prospectus supplement.

(3) The Class A-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(4) The Class A-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(5) The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(6) The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(7) The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(8) The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(9) The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(10) The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS

                    PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

      We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the prospectus, which provides general information, some of which may not apply directly to your series of certificates, and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

      We include cross-references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the prospectus provide the pages on which these captions are located.

      Capitalized terms used in this prospectus supplement and in the prospectus are either defined in the "Glossary of Terms" beginning on page S-108 of this prospectus supplement, or have the meanings given to them on the page indicated in the "Index" beginning on page 123 of the prospectus.

      In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to GS Mortgage Securities Corp.

      All annexes and schedules to this prospectus supplement are a part of this prospectus supplement.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

      (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

      (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement if made by a person who is not an authorised person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                TABLE OF CONTENTS


SUMMARY INFORMATION..........................................................S-7
  The Offered Certificates...................................................S-8
RISK FACTORS................................................................S-15
THE MORTGAGE LOAN POOL......................................................S-31
  General...................................................................S-31
  Prepayment Premiums.......................................................S-34
  Adjustable-Rate Mortgage Loans............................................S-34
  The Index.................................................................S-35
  Balloon Loans.............................................................S-35
  Underwriting Guidelines...................................................S-35
STATIC POOL INFORMATION.....................................................S-37
THE SERVICER................................................................S-39
  General...................................................................S-39
THE SPONSOR.................................................................S-42
THE DEPOSITOR...............................................................S-44
THE ISSUING ENTITY..........................................................S-44
THE TRUSTEE.................................................................S-44
THE CUSTODIAN...............................................................S-46
INTEREST RATE SWAP COUNTERPARTY.............................................S-46
DESCRIPTION OF THE CERTIFICATES.............................................S-46
  General...................................................................S-46
  Book-Entry Registration...................................................S-47
  Definitive Certificates...................................................S-50
  Assignment of the Mortgage Loans..........................................S-51
  Delivery of Mortgage Loan Documents.......................................S-51
  Representations and Warranties Relating to the Mortgage Loans.............S-52
  Payments on the Mortgage Loans............................................S-55
  Distributions.............................................................S-56
  Administration Fees.......................................................S-57
  Priority of Distributions Among Certificates..............................S-57
  Distributions of Interest and Principal...................................S-58
  Supplemental Interest Trust...............................................S-63
  Calculation of One-Month LIBOR............................................S-64
  Excess Reserve Fund Account...............................................S-64
  Interest Rate Swap Agreement..............................................S-65
  Overcollateralization Provisions..........................................S-67
  Reports to Certificateholders.............................................S-68
THE POOLING AND SERVICING AGREEMENT.........................................S-70
  General...................................................................S-70
  Subservicers..............................................................S-70
  Servicing and Trustee Fees and Other Compensation and Payment of
    Expenses................................................................S-71
  P&I Advances and Servicing Advances.......................................S-71
  Pledge and Assignment of Servicer's Rights................................S-72
  Prepayment Interest Shortfalls............................................S-72
  Servicer Reports..........................................................S-73
  Collection and Other Servicing Procedures.................................S-73
  Hazard Insurance..........................................................S-74
  Realization Upon Defaulted Mortgage Loans.................................S-75
  Optional Repurchase of Delinquent Mortgage Loans..........................S-75
  Removal and Resignation of the Servicer ..................................S-75
  Eligibility Requirements for Trustee; Resignation and
    Removal of Trustee .....................................................S-77
  Termination; Optional Clean-up Call.......................................S-77
  Amendment.................................................................S-79
  Certain Matters Regarding the Depositor, the Servicer and the Trustee.....S-79
PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-80
  Structuring Assumptions...................................................S-80
  Defaults..................................................................S-89
  Prepayment Considerations and Risks.......................................S-89
  Overcollateralization Provisions..........................................S-91
  Subordinated Certificates.................................................S-91
  Effect on Yields Due to Rapid Prepayments.................................S-92
  Weighted Average Lives of the Offered Certificates........................S-92
  Decrement Tables..........................................................S-93
  Effective WAC Cap.........................................................S-99
  Rated Final and Last Scheduled Distribution Date.........................S-100
FEDERAL INCOME TAX CONSEQUENCES............................................S-100
  General..................................................................S-100
  Taxation of Regular Interests............................................S-100
  Status of the Principal Certificates.....................................S-101
  The Basis Risk Contract Component........................................S-101
  Other Matters............................................................S-103
STATE AND LOCAL TAXES......................................................S-103
ERISA CONSIDERATIONS.......................................................S-103
LEGAL INVESTMENT...........................................................S-105
LEGAL MATTERS..............................................................S-106
REPORTS TO CERTIFICATEHOLDERS..............................................S-106
RATINGS....................................................................S-106
GLOSSARY OF TERMS..........................................................S-107

ANNEX I - CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS.........I-1
ANNEX II - INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE.........II-1
SCHEDULE A - STRUCTURAL AND COLLATERAL TERM SHEET............................A-1

                               SUMMARY INFORMATION

      The following summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand the terms of the offered certificates, read carefully this entire prospectus supplement and the prospectus.

      This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. This summary is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the prospectus.


The Transaction Parties

      Sponsor. Credit-Based Asset Servicing and Securitization LLC, a Delaware limited liability company. The principal executive office of the sponsor is located at 335 Madison Avenue, 19th Floor, New York, New York 10017, and its telephone number is (212) 850-7700.

      Depositor. GS Mortgage Securities Corp., a Delaware corporation with its principal executive offices at 85 Broad Street, New York, New York 10004, and its telephone number (212) 902-1000.

      Issuing Entity. GSAMP Trust 2006-HE2.

      Trustee. U.S. Bank National Association, a national banking association. The corporate trust office of the trustee is located at 60 Livingston Avenue, St. Paul, Minnesota 55107, and its telephone number is (800) 934-6802.

      Servicer. Litton Loan Servicing LP, a Delaware limited partnership with its main office located at 4828 Loop Central Drive, Houston, Texas 77081, and its telephone number is (713) 960-9676.

      Originators. The descriptions below set forth information with respect to originators that have originated mortgage loans in excess of 10% of the aggregate principal balance of the mortgage loans as of the cut-off date:

o SouthStar Funding, LLC, a Delaware limited liability company. The principal executive office of SouthStar is located at 400 Northridge Road, Suite 1000, Atlanta, Georgia, 30350, and its telephone number is (770) 641-4134. Approximately 32.61% of the mortgage loans were originated by SouthStar Funding, LLC.

o MILA, Inc., a Washington corporation. The principal executive office of MILA is located at 6021 244th Street S.W., Mountlake Terrace, Washington 98043, and its telephone number is (800) 332-6452. Approximately 14.44% of the mortgage loans were originated by MILA, Inc.

o Encore Credit Corp., a California corporation. The principal executive office of Encore is located at 1833 Alton Parkway, Irvine, California 92606, and its telephone number is (949) 856-8320. Approximately 16.41% of the mortgage loans were originated by Encore Credit Corp.

      Swap Provider. A swap provider that has a counterparty rating of at least "Aa3" from Moody's Investors Service, Inc. and a credit rating of at least "AA-" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings) will be employed in connection with this transaction.

The following diagram illustrates the various parties involved in the transaction and their functions.


-----------------------------

      Originators

-----------------------------
           |
           | Loans
           |
           V
-----------------------------
Credit-Based Asset Servicing
   and Securitization LLC
         (Sponsor)
-----------------------------
           |
           | Loans
           |
           V
-----------------------------

GS Mortgage Securities Corp.
       (Depositor)

-----------------------------
           |
           | Loans                  -------------------------------
           |                   |----  Swap Provider
           V                   |    -------------------------------
-----------------------------  |    -------------------------------
                             --     Litton Loan Servicing LP
   GSAMP Trust 2006-HE-2     -------      (Servicer)
     (Issuing Entity)        --|    ------------------------------
                               |    ------------------------------
-----------------------------  |    U.S. Bank National Association
                               -----           (Trustee)
                                    ------------------------------

The Offered Certificates

      The GSAMP Trust 2006-HE2 will issue the Mortgage Pass-Through Certificates, Series 2006-HE2. The following classes of the certificates -- the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates -- are being offered to you by this prospectus supplement and are referred to as the "LIBOR certificates" in this prospectus supplement. The Class A-1, Class A-2 and Class A-3 certificates are sometimes referred to as the "Class A certificates" in this prospectus supplement. The Class A certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates represent interests in all of the mortgage loans in the trust.

The Other Certificates

      The trust will also issue nine or more other classes of certificates, the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class CE, Class P,
Class R and Class R-X certificates, that will not be offered under this prospectus supplement, and are sometimes referred to as the "non-offered certificates" in this prospectus supplement. The Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates are sometimes referred to as the "fixed-rate certificates" in this prospectus supplement.

      The Class B-1 certificates will have an initial class certificate balance of approximately $11,962,000. The Class B-1 certificates initially evidence an interest of approximately 1.85% of the scheduled principal balance of the mortgage loans in the trust.

      The Class B-2 certificates will have an initial class certificate balance of approximately $10,669,000. The Class B-2 certificates initially evidence an interest of approximately 1.65% of the scheduled principal balance of the mortgage loans in the trust.

      The Class B-3 certificates will have an initial class certificate balance of $7,759,000. The Class B-3 certificates initially evidence an interest of approximately 1.20% of the scheduled principal balance of the mortgage loans in the trust.

      The Class B-4 certificates will have an initial class certificate balance of approximately $7,436,000. The Class B-4 certificates initially evidence an interest of approximately 1.15% of the scheduled principal balance of all of the mortgage loans in the trust.

      The Class B-5 certificates will have an initial class certificate balance of approximately $6,466,000. The Class B-5 certificates initially evidence an interest of approximately 1.00% of the scheduled principal balance of all of the mortgage loans in the trust.

      The Class R and Class R-X certificates will not have a class certificate balance and will not be entitled to distributions in respect of principal or interest.

      The Class CE certificates will initially represent an interest of approximately 1.10% of the aggregate scheduled principal balance of the mortgage loans in the trust, which is the initial overcollateralization required by the pooling and servicing agreement.

      The Class P certificates will not have a class certificate balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

      The certificates will represent undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Structural Overview

      The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.


                |         -------------------------------        ^
                |                   Class A-1                    |
                |                   Class A-2                    |
                |                   Class A-3                    |
                |         -------------------------------        |
                |                   Class M-1                    |
                |         -------------------------------        |
                |                   Class M-2                    |
                |         -------------------------------        |
                |                   Class M-3                    |
                |         -------------------------------        |
Accrued         |                   Class M-4                    | Losses
certificate     |         -------------------------------        |
interest, then  |                   Class M-5                    |
principal       |         -------------------------------        |
                |                   Class M-6                    |
                |         -------------------------------        |
                |                   Class B-1                    |
                |         -------------------------------        |
                |                   Class B-2                    |
                |         -------------------------------        |
                |                   Class B-3                    |
                |         -------------------------------        |
                |                   Class B-4                    |
                |         -------------------------------        |
                |                   Class B-5                    |
                |         -------------------------------        |
                |                    Class CE                    |
                V         -------------------------------        |

Closing Date

      On or about April 6, 2006.

Cut-off Date

      March 1, 2006.

Distribution Date

      Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in April 2006, to the holders of record on the preceding record date.

Rated Final and Last Scheduled Distribution Date

      The rated final distribution date is the distribution date in March 2036. The last scheduled distribution date is the distribution date in March 2046. See "Prepayment and Yield Considerations--Last Scheduled Distribution Date" in this prospectus supplement.

Record Date

      The record date for the LIBOR certificates will be the business day preceding the related distribution date, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month immediately preceding the month in which the related distribution date occurs.

Pass-Through Rates

      The offered certificates will have the pass-through rates set forth on page S-2 of this prospectus supplement.

      Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period.

Interest Accrual Period

      The interest accrual period for the LIBOR certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date. The interest accrual period for the fixed-rate certificates for any distribution date will be the calendar month preceding the month in which such distribution date occurs.

Distribution Priorities

      Distributions on the certificates are required to be made monthly on each distribution date from available funds (after giving effect to the payment of any fees and expenses of the servicer and the trustee) to the classes of certificates in the following order of priority:

      (a) to an account for payment to the provider of the interest swap agreement of certain amounts payable to the swap provider;

      (b) from the portion of the remaining available funds allocable to interest payments on the mortgage loans, (i) first, to the Class A-1, Class A-2 and Class A-3 certificates, pro rata (based on their respective interest entitlements), their accrued certificate interest for the related interest accrual period and any unpaid interest amounts from prior distribution dates, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, in that order, their accrued certificate interest;

      (c) (1) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, from the portion of the available funds allocable to principal payments on the mortgage loans (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), (i) first, to the Class A certificates, pursuant to the allocation described below, until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, in that order, until their respective class certificate balances have been reduced to zero;

      (2) on each distribution date on and after the Stepdown Date and on which a Trigger Event is not in effect, (i) first, to the Class A certificates, pursuant to the allocation described below, the lesser of the portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for the Class A certificates until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, in that order, in each case, the lesser of the remaining portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for that class of certificates (each as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero;

      (d) any amount remaining after the distributions in clauses (a), (b) and
(c) above, (i) first, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, in that order, any unpaid interest amounts from prior distribution dates for those classes, (ii) second, to the excess reserve fund account, an amount equal to any Basis Risk Payment (as defined in the "Glossary of Terms" in this prospectus supplement) for that distribution date, (iii) third, from funds on deposit in the excess reserve fund account, an amount equal to any basis risk carry forward amount with respect to the LIBOR certificates and the fixed-rate certificates for that distribution date in the same order and priority in which accrued certificate interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective basis risk carry forward amounts, (iv) fourth, to the supplemental interest trust, any defaulted swap termination payments owed to the swap provider, (v) fifth, if a 40-Year Trigger Event is in effect, then any remaining amounts, will be distributed sequentially, to the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates the lesser of
(x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralization amount for such Distribution Date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero, and (vi) sixth, to the Class CE or the residual certificates, any remaining amounts.

      Principal payments on the Class A certificates will generally be made from principal payments on the mortgage loans, and such payments will be paid sequentially, to the Class A-1, Class A-2 and Class A-3 certificates, in that order, until their respective class certificate balances have been reduced to zero. However, from and after the distribution date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates and the principal balance of the Class CE certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be distributed pro rata to the Class A certificates, based on their respective class certificate balances, until their class certificate balances have been reduced to zero.

      "Stepdown Date" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means the earlier to occur of (a) the date on which the aggregate class certificate balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the distribution date in April 2009 and (ii) the first distribution date on which the subordination below the Class A certificates is greater than or equal to 45.70% of the aggregate stated principal balance of the mortgage loans for that distribution date.

      "Trigger Event" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means with respect to any distribution date, the circumstances in which (i) the rolling three month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent or (ii) the aggregate amount of realized losses incurred since the cut-off date, in each case, exceeds the applicable percentages described in the definition of "Trigger Event" included in the "Glossary of Terms."

      "40-Year Trigger Event" is defined in the "Glossary of Terms" included in this prospectus supplement and generally is in effect if on the 241st distribution date or any distribution date thereafter, (i) the aggregate stated principal balance of the mortgage loans with a 40-year term to maturity, exceeds
(ii) the actual overcollateralization amount for such distribution date.

      In addition to the distributions set forth above, interest distributions will be required to be made to holders of the LIBOR certificates and principal distributions will be required to be made to the holders of the LIBOR and fixed-rate certificates, as applicable, to restore overcollateralization to the specified amount, in each case, from any net payments received by the trust under the interest rate swap agreement. Such payments will be made in the order and priority described under

"Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

Payments of Principal

      Principal will be paid on the LIBOR and fixed-rate certificates on each distribution date as described under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

Credit Enhancement

      The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

o an initial overcollateralization amount of approximately 1.10% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date.

o the use of excess interest, after taking into account certain payments received or paid by the trust under the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization at a specified level,

o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

o the allocation of losses on the mortgage loans to the most subordinate classes of certificates then outstanding.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with a swap provider that has a counterparty rating of at least "Aa3" from Moody's Investors Service, Inc. and a credit rating of at least "AA-" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings). Under the interest rate swap agreement, with respect to the first 60 distribution dates the trust will pay to the swap provider a fixed payment at a rate of 5.10% (calculated on an actual/360 basis; per annum and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement, calculated on an actual/360 basis), in each case calculated on a notional amount equal to a scheduled notional amount. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 60 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in March 2011.

      For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Mortgage Loans

      The mortgage loans to be included in the trust will be fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties. Certain of the mortgage loans were purchased by the sponsor from Goldman Sachs Mortgage Company, an affiliate of the depositor. Goldman Sachs Mortgage Company purchased such mortgage loans from (a) SouthStar Funding, LLC ("SouthStar"), (b) MILA, Inc. ("MILA") and (c) various mortgage loan sellers through Goldman Sachs Mortgage Company's mortgage conduit program, each comprising less than 10% of the aggregate pool of mortgage loans. The remainder of the mortgage loans were purchased by the sponsor from (a) Encore Credit Corp. ("Encore") and (b) various mortgage loan sellers, each comprising less than 10% of the aggregate pool of mortgage loans. The sponsor and Goldman Sachs Mortgage Company will make certain representations and warranties relating to the mortgage loans.

      On the closing date, the sponsor will transfer the mortgage loans to the depositor and the trust will acquire the mortgage loans from the depositor. As of the cut-off date, the aggregate scheduled principal balance of the mortgage loans was approximately $646,601,072, of which approximately 83.39% of the mortgage loans are adjustable-rate and approximately 16.61% of the mortgage loans are fixed-rate.

      The mortgage loans have original terms to maturity of not greater than 480 months, have a weighted average remaining term to scheduled maturity of 358 months and have the following approximate characteristics as of the cut-off date:

                       Selected Mortgage Loan Pool Data(1)

                                                                      Adjustable Rate          Fixed Rate              Aggregate
                                                                     ----------------      -----------------      -----------------
Scheduled Principal Balance:                                         $    539,231,109       $    107,369,963       $    646,601,072
Number of Mortgage Loans:                                                       2,897                    833                  3,730
Average Scheduled Principal Balance:                                 $        186,134       $        128,896       $        173,351
Weighted Average Gross Interest Rate:                                           7.819%                 7.989%                 7.847%
Weighted Average Net Interest Rate(2):                                          7.315%                 7.485%                 7.343%
Weighted Average Original FICO Score:                                             636                    636                    636
Weighted Average Original LTV Ratio:                                            78.44%                 68.56%                 76.80%
Weighted Average Combined Original LTV Ratio:                                   78.44%                 74.55%                 77.80%
Weighted Average Stated Remaining Term (months):                                  360                    346                    358
Weighted Average Seasoning(months):                                                 3                      3                      3
Weighted Average Months to Roll(3):                                                23                      0                     23
Weighted Average Gross Margin(3):                                                6.40%                  0.00%                  6.40%
Weighted Average Initial Rate Cap(3):                                            2.53%                  0.00%                  2.53%
Weighted Average Periodic Rate Cap(3):                                           1.23%                  0.00%                  1.23%
Weighted Average Gross Maximum Lifetime Rate(3):                                14.26%                  0.00%                 14.26%
Weighted Average Debt-to-Income Ratio:                                          42.46%                 40.85%                 42.19%
Weighted Average % of Mortgage Loans with Mortgage                               0.00%                  0.00%                  0.00%
   Insurance:

------------------
(1) All percentages calculated in this table are based on scheduled principal balances as of March 1, 2006, unless otherwise noted.

(2) The Weighted Average Net Interest Rate is equal to the Weighted Average Gross Interest Rate less the servicing fee rate and trustee fee rate.

(3) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage pool.


      Generally, after an initial fixed rate period, the interest rate on each adjustable-rate mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan, in each case, subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans

      Litton Loan Servicing LP will act as servicer of the mortgage loans. The servicer will be obligated to service and administer the mortgage loans on behalf of the trust, for the benefit of the holders of the certificates. See "The Servicer" and "The Pooling and Servicing Agreement" in this prospectus supplement.

Optional Termination of the Trust

      The servicer, or an affiliate of the servicer, may, at its option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate scheduled principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date. The purchase of the mortgage loans would result in the final distribution on the certificates on that distribution date.

Advances

      The servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans and cash advances to preserve and protect the mortgaged property (such as for taxes and insurance) serviced by it, unless the servicer reasonably believes that the cash advances cannot be repaid from future payments or other collections on the applicable mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates or to preserve and protect the mortgaged property and are not intended to guarantee or insure against losses. The servicer will not be obligated to make any advances of principal on any REO property or any second lien mortgage loan. The servicer is not obligated to make advances with respect to reductions in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act, or similar state or local laws. The servicer will make limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan.

Denominations

      The Class A certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial class certificate balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in a different amount. The Class M certificates will be issued and available only in book entry form, in minimum denominations of $100,000 initial class certificate balance and integral multiples of $1 in excess of $100,000, except that one certificate of each class may be issued in a different amount.

Servicing and Trustee Fees

      The servicer is entitled with respect to each mortgage loan serviced by it to a monthly servicing fee, which will be retained by the servicer from such mortgage loan or payable monthly from amounts on deposit in the collection account. The servicing fee will be an amount equal to interest at one-twelfth of a rate equal to 0.50% on the stated principal balance of each mortgage loan.

      The trustee is entitled with respect to each mortgage loan to a monthly trustee fee, which will be withdrawn by the trustee monthly from amounts on deposit in the distribution account. The trustee fee will be an amount equal to one twelfth of a rate not greater than 0.0040% on the stated principal balance of each mortgage loan.

Optional Repurchase of Defaulted Mortgage Loans

      The servicer has the option, but is not obligated, to purchase from the trust any mortgage loan that is 120 days or more delinquent as described in this prospectus supplement under "The Pooling and Servicing Agreement--Optional Repurchase of Defaulted Mortgage Loans."

Required Repurchases or Substitutions of Mortgage Loans

The sponsor and Goldman Sachs Mortgage Company will make certain representations and warranties relating to the mortgage loans. If with respect to any mortgage loan any of the representations and warranties made by the sponsor or Goldman Sachs Mortgage Company are breached in any material respect as of the date made, or there exists any uncured material document defect, the sponsor or Goldman Sachs Mortgage Company, as applicable will be obligated to repurchase, or substitute for, the mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" and "--Delivery of Mortgage Loan Documents."

ERISA Considerations

      Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or
Section 4975 of the Internal Revenue Code.

      In making a decision regarding investing in any class of offered certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Federal Tax Aspects

      Cadwalader, Wickersham & Taft LLP acted as tax counsel to GS Mortgage Securities Corp. and is of the opinion that:

o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes, and

o the offered certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and will represent interests in certain basis risk carry forward amounts pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward amounts will be treated as an interest rate cap contract for federal income tax purposes.

Legal Investment

      The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, and, as a result, the appropriate characterization of those classes of certificates under various legal investment restrictions and the ability of investors subject to those restrictions to purchase those classes are subject to significant interpretive uncertainties. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

      In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.:

Class                       S&P      Moody's
-----                       ---      -------

A-1.....................    AAA        Aaa
A-2.....................    AAA        Aaa
A-3.....................    AAA        Aaa
M-1.....................    AAA        Aa1
M-2.....................    AA+        Aa2
M-3.....................    AA+        Aa3
M-4.....................    AA          A1
M-5.....................    AA          A2
M-6.....................    AA-         A3

      A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

                                  RISK FACTORS

      THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, YOU SHOULD NOT PURCHASE ANY CLASS OF OFFERED CERTIFICATES UNLESS YOU UNDERSTAND AND ARE ABLE TO BEAR THE PREPAYMENT, CREDIT, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS DISCUSSED BELOW AND UNDER THE HEADING "RISK FACTORS" IN THE PROSPECTUS.

      THE OFFERED CERTIFICATES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT YOU POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN THE CONTEXT OF YOUR FINANCIAL SITUATION.

      ALL PERCENTAGES OF MORTGAGE LOANS IN THIS "RISK FACTORS" SECTION ARE BASED ON THE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE OF MARCH 1, 2006.

Less Stringent Underwriting Standards     The mortgage loans were made, in part, to borrowers who, for one reason or
and the Resultant Potential for           another, are not able, or do not wish, to obtain financing from traditional
Delinquencies on the Mortgage Loans       sources.  These mortgage loans may be considered to be of a riskier nature
Could Lead to Losses on Your              than mortgage loans made by traditional sources of financing, so that the
Certificates                              holders of the certificates may be deemed to be at greater risk of loss than if the mortgage loans were made to other types of borrowers.

                                          The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie
                                          Mac with respect to a borrower's credit history and in certain other respects.  Mortgage loan borrowers may have an impaired or unsubstantiated credit history.  As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased Use of New Mortgage Loan        In recent years, borrowers have increasingly financed their homes with new
Products by Borrowers May Result in       mortgage loan products, which in many cases have allowed them to purchase
Higher Delinquencies Generally            homes that they might otherwise have been unable to afford.  Many of these new products feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term.  There is little historical data with respect to these new mortgage loan products.
                                          Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels.  In that event, the certificates, and your investment in the certificates, may not perform as you anticipate.

Violation of Various Federal, State and   There has been an increased focus by state and federal banking regulatory
Local Laws May Result in Losses on the    agencies, state attorneys general offices, the Federal Trade Commission, the
Mortgage Loans                            U.S. Department of Justice, the U.S. Department of Housing and Urban
                                          Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as
                                          "predatory lending" practices.  Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to,

                                          charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

                                          Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, impact closing practices, and require licensing of originators.  In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                          The mortgage loans are also subject to federal laws, including:

                                              o    the Federal Truth in Lending Act and Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

                                              o    the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer
                                                   Credit Protection Act, in the extension of credit; and

                                              o    the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor's credit experience.

                                          Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid).  In particular, an originator's failure to comply with certain requirements of federal and state laws could subject the trust
                                          (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

                                          The sponsor or, with respect to each mortgage loan sold by Goldman Sachs
                                          Mortgage Company to the sponsor, Goldman Sachs Mortgage Company, will represent that as of the date of origination, each mortgage loan is in compliance with applicable federal and state laws and regulations and will be required to repurchase or substitute any mortgage loan that was not originated in compliance with such laws and regulations.  In addition, the sponsor or
                                          Goldman Sachs Mortgage Company, as applicable, will be required to reimburse the trust for any damages or costs incurred by the trust as a result of a breach of the representation as to compliance with such laws and regulations.
                                          However, if the sponsor or Goldman Sachs Mortgage Company, as applicable, is unable to fulfill this reimbursement obligation for financial or other reasons, shortfalls in the distributions due on your certificates could occur.


Geographic Concentration of the           Different geographic regions of the United States from time to time will
Mortgage Loans in Particular              experience weaker regional economic conditions and housing markets, and,
Jurisdictions May Result in Greater       consequently, may experience higher rates of loss and delinquency on mortgage
Losses If Those Jurisdictions             loans generally.  Any concentration of the mortgage loans in a region may
Experience Economic Downturns             present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

                                          In particular, the following approximate percentages of mortgage loans on the cut-off date were secured by mortgaged properties located in the following states:

                                                  California          Florida           Texas
                                                  ----------          -------           -----

                                                    27.27%            13.86%            7.28%

                                          Property in California may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

                                          Because of the relative geographic concentration of the mortgaged properties within the certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified.  For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, fires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.

                                          In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments.  If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

                                          The concentration of mortgage loans with specific characteristics relating to the types of properties, property characteristics, and geographic location are likely to change over time.  Principal payments may affect the concentration levels.  Principal payments could include voluntary prepayments and prepayments resulting from casualty or condemnation, defaults and liquidations and from repurchases due to breaches of representations and warranties.
                                          Because principal payments on the mortgage loans are payable to the subordinated certificates at a slower rate than principal payments are made to the Class A certificates, the subordinated certificates are more likely to be exposed to any risks associated with changes in concentrations of mortgage loan or property characteristics.


Effect on Yields Caused by Prepayments,   Mortgagors may prepay their mortgage loans in whole or in part at any time.  A
Defaults and Losses                       prepayment of a mortgage loan generally will result in a prepayment on the certificates.  We cannot predict the rate at which mortgagors will repay their mortgage loans.  We cannot assure you that the actual prepayment rates of the mortgage loans included in the trust will conform to any historical prepayment rates or any forecasts of prepayment rates described or reflected in any reports or studies relating to pools of mortgage loans similar to the types of mortgage loans included in the trust.

                                          If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                                          If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                                          The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates.  Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans.  Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

                                          The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors.  If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans.  The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

                                          Approximately 88.46% of the mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from 6 months to five years after the mortgage loan was originated.  A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

                                          The sponsor or Goldman Sachs Mortgage Company, as applicable, may be required to purchase mortgage loans from the trust in the event certain breaches of their respective representations and warranties occur or certain material document defects occur, which in each case, have not been cured.  These purchases will have the same effect on the holders of the offered certificates as a prepayment of those mortgage loans.

                                          The servicer, or an affiliate of the servicer, may purchase the mortgage loans when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than


                                          10% of the aggregate scheduled principal balance of all of the mortgage loans as of the cut-off date.

                                          If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                                          As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, will result in an earlier return of principal to the certificates and will influence the yield on the offered certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the offered certificates.

                                          The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level.  An earlier return of principal to the holders of the offered certificates as a result of the overcollateralization provisions will influence the yield on the offered certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the offered certificates.

                                          The multiple class structure of the certificates causes the yield of certain classes of the offered certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans.  Because distributions of principal will be made to the classes of offered certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of offered certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes.  In particular, the subordinated certificates (i.e., the Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and
                                          Class B-5 certificates) do not receive any portion of the amount of principal payable to the certificates prior to the distribution date in April 2009 unless the aggregate class certificate balance of the Class A certificates has been reduced to zero.  Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the subordinated certificates may continue to receive no portion of the amount of principal then payable to the certificates unless the aggregate class certificate balance of the Class A certificates has been reduced to zero.  The weighted average lives of the subordinated certificates will therefore be longer than would otherwise be the case.

                                          The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

                                          If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future.  This would probably reduce the value of those certificates.  No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.


                                          Newly originated mortgage loans may be more likely to default, which may cause losses on the offered certificates.

                                          Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans.  Substantially all of the mortgage loans have been originated within the nine months prior to their sale to the trust.  As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

                                          The credit enhancement features may be inadequate to provide protection for the LIBOR certificates.

                                          The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M-1, Class M-2, Class M-3,
                                          Class M-4, Class M-5, Class M-6, certificates, and, to a lesser degree, the holders of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                                          certificates, will receive regular payments of interest and principal.
                                          However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans.  If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

                                          If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses, even if you own Class A certificates.

Interest Generated by the Mortgage        The weighted average of the interest rates on the mortgage loans is expected
Loans May Be Insufficient to Maintain     to be higher than the pass-through rates on the LIBOR and fixed-rate
the Required Level of                     certificates.  Interest on the mortgage loans, after taking into account
Overcollateralization                     certain payments received or paid by the trust pursuant to the interest rate swap agreement, is expected to generate more interest than is needed to pay interest owed on the LIBOR and fixed-rate certificates and to pay certain fees and expenses payable by the trust.  Any remaining interest will then be used to absorb losses that occur on the mortgage loans.  After these financial obligations of the trust are covered, the available excess interest will be used to maintain the overcollateralization at the required level determined as described in this prospectus supplement.  We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization.  The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest available to the trust.

                                          Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest.  In the event of a partial prepayment, the mortgage loan will be generating less interest.



                                          Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

                                          If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR and fixed-rate certificates.

                                          All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.55% of the adjustable rate mortgage loans will not occur until six months after the date of origination. The first adjustment of the interest rates for approximately 0.68% of the adjustable-rate mortgage loans will not occur until one year after the date of origination. The first adjustment of the interest rates for approximately 82.39% of the adjustable-rate mortgage loans will not occur until two years after the date of origination. The first adjustment of the interest rates for approximately 14.38% of the adjustable-rate mortgage loans will not occur until three years after the date of origination.
                                          The first adjustment of the interest rates for approximately 1.92% of the adjustable-rate mortgage loans will not occur until five years after the date of origination. The first adjustment of the interest rates for approximately 0.09%
                                          of the adjustable-rate mortgage loans will not occur until seven years after the date of origination. See "The Mortgage Loan Pool--Adjustable-Rate-Mortgage Loans"
                                          in this prospectus supplement. As a result, the pass-through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rates on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass-through rates on the LIBOR certificates cannot exceed the weighted average net interest rates on the mortgage loans adjusted for net payments to the swap provider.

                                          If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

                                          Investors in the offered certificates, and particularly the subordinated certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of Interest Rates and Other        The LIBOR certificates accrue interest at pass-through rates based on the
Factors on the Pass-Through Rates on      one-month LIBOR index plus specified margins, but are subject to certain
the LIBOR Certificates                    limitations.  Those limitations on the pass-through rates for the LIBOR certificates are based, in part, on the weighted average of the net interest rates on the mortgage loans adjusted for net payments to the swap provider.


                                          A variety of factors, in addition to those described in the previous Risk Factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

                                          The interest rates on the fixed-rate mortgage loans will not adjust, and the interest rates on the adjustable-rate mortgage loans are based on a six-month
                                          LIBOR index. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their interest rates and most of the adjustable-rate mortgage loans will have the first adjustment to their interest rates after two years, with the remainder having their first adjustment either six months, one year, three years, five years or seven years after the origination of those mortgage loans. As a result of the limit on the pass-through rates on the LIBOR certificates, those LIBOR certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

                                          The six-month LIBOR index may change at different times and in different amounts than one-month LIBOR.  As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising.  It is also possible that the interest rates on the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

                                          The pass-through rates for the LIBOR certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on most of the adjustable-rate mortgage loans adjust less frequently and the interest rates on the fixed-rate mortgage loans do not adjust.  Consequently, the limit on the pass-through rates on the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

                                          If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited.

                                          If the pass-through rates on the LIBOR certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans (adjusted for net payments to the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust.  However, we cannot assure you that these funds will be sufficient to fully cover these shortfalls.


Effect on Yields Due to Rapid             Any net payment payable to the swap provider under the terms of the interest
Prepayments; No Assurance of Amounts      rate swap agreement will reduce amounts available for distribution to
Received Under the Interest Rate Swap     certificateholders, and may reduce the pass-through rates on the LIBOR
Agreement                                 certificates.

                                          If the rate of prepayments on the mortgage loans is faster than anticipated, the amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate scheduled principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates.

                                          In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to the holders of the
                                          LIBOR certificates.

                                          Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses.  However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date (based on a per annum rate equal to one-month
                                          LIBOR and as determined pursuant to the interest rate swap agreement) exceeds the fixed payment owed to the swap provider for that distribution date (based on a per annum rate equal to 5.10%).  We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

                                          See "Description of the Certificates--Distributions of Interest and Principal,"
                                          "--Supplemental Interest Trust" and "--Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the Mortgage Loans Could   When a voluntary principal prepayment is made by the mortgagor on a mortgage
Lead to Shortfalls in the Distribution    loan, the mortgagor is charged interest on the amount of prepaid principal
of Interest on Your Certificates          only up to the date of the prepayment, instead of for a full month.  However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date that follows the prepayment period in which the prepayment was received by the servicer.  The servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with voluntary principal prepayments in full and thirty days'
                                          interest on the amount prepaid, but only to the extent of one-half of the applicable monthly servicing fee for the related distribution date.

                                          If the servicer fails to make such compensating interest payments or the shortfall exceeds one-half of the monthly servicing fee for the related distribution date, there will be fewer funds available for the distribution of interest on the certificates.  In addition, no compensating interest payments will be available to cover prepayment interest shortfalls


                                          resulting from partial prepayments or involuntary prepayments (such as liquidation of a defaulted mortgage loan). Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

The Weighted Average Lives of, and the    The weighted average lives of, and the yields to maturity on, the Class M-1,
Yields to Maturity on, the Subordinated   Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2,
Certificates are Sensitive to Mortgagor   Class B-3, Class B-4 and Class B-5 certificates will be progressively more
Defaults and Losses on the Mortgage       sensitive, in that order, to the rate and timing of mortgagor defaults and the
Loans                                     severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date, will reduce the class certificate balance of the Class B-5, Class B-4, Class B-3, Class B-2, Class B-1, Class M-6,
                                          Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 certificates, in that order. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case.

                                          Once a realized loss on a mortgage loan is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount and the holder of the certificate will not be entitled to reimbursements for such lost interest or principal even if funds are available for reimbursement, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they have been liquidated.  Any such funds will be allocated to the Class CE certificates to the extent provided in the pooling and servicing agreement.

                                          Unless the aggregate class certificate balances of the Class A certificates have been reduced to zero, the subordinated certificates will not be entitled to any principal distributions until April 2009 or a later date as described in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels.  As a result, the weighted average lives of the subordinated certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time.  As a result of the longer weighted average lives of the subordinated certificates, the holders of those certificates have a greater risk of suffering a loss on their investments.
                                          Further, because those certificates might not receive any principal if certain delinquency levels occur, it is possible for those certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

                                          In addition, the multiple class structure of the subordinated certificates causes the yield of those classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of those certificates according to the priorities described in this prospectus supplement, the yield to maturity on the subordinated certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. The yield to maturity on the subordinated certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the
                                          Class CE certificates or a class of certificates with a lower payment priority.
                                          Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the subordinated certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

                                          Finally, the effect on the market value of the subordinated certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

Delay in Receipt of Liquidation           Substantial delays could be encountered in connection with the liquidation of
Proceeds; Liquidation Proceeds May Be     delinquent mortgage loans.  Further, reimbursement of advances made on a
Less Than the Mortgage Loan Balance       mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates.  If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

High Combined Loan-to-Value Ratios        Mortgage loans with higher combined original loan-to-value ratios may present
Increase Risk of Loss                     a greater risk of loss than mortgage loans with original combined loan-to-value ratios of 80% or below.  Approximately 20.95% of the mortgage loans had original loan-to-value ratios greater than 80%, calculated as described under "The Mortgage Loan Pool--General" in this prospectus supplement.

                                          Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties if current appraisals were obtained.

Some of the Mortgage Loans Have an        Approximately 23.59% of the mortgage loans have an initial interest-only
Initial Interest-Only Period, Which May   period of up to ten years.  During this period, the payment made by the
Result in Increased Delinquencies and     related mortgagor will be less than it would be if the principal of the
Losses                                    mortgage loan was required to amortize.  In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period.  As a result, no principal payments will be made on the LIBOR and fixed-rate certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

                                          After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there

                                          being no principal amortization during the early years of these mortgage loans.
                                          Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by the applicable credit enhancement described in this prospectus supplement, will be allocated to the LIBOR and fixed-rate certificates in reverse order of seniority.

                                          The use of mortgage loans with an initial interest-only period has recently increased in popularity in the mortgage marketplace, but historical performance data for interest-only mortgage loans is limited as compared to performance data for mortgage loans that amortize from origination. The performance of interest-only mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the mortgaged property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Payments in Full of a Balloon Loan        Approximately 14.16% of the mortgage loans as of the cut-off date will not be
Depend on the Borrower's Ability to       fully amortizing over their terms to maturity and, thus, will require
Refinance the Balloon Loan or Sell the    substantial principal payments, i.e., balloon payments, at their stated
Mortgaged Property or Repay the Balloon   maturity.  Mortgage loans with balloon payments involve a greater degree of
Loan                                      risk because the ability of a borrower to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property.  The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

                                              o    the level of available interest rates at the time of sale or refinancing;

                                              o    the borrower's equity in the related mortgaged property;

                                              o    the financial condition of the mortgagor;

                                              o    tax laws;

                                              o    prevailing general economic conditions; and

                                              o    the availability of credit for single family real properties generally.

The Interest Rate Swap Agreement Is       The assets of the trust include an interest rate swap agreement that will
Subject to Counterparty Risk              require the swap provider to make certain payments for the benefit of the holders of the LIBOR and/or fixed-rate certificates, as applicable.  To the extent that payments on the offered certificates depend in part on payments to be received by the trustee under the interest rate swap agreement, the ability of the trustee to make those payments on those certificates will be subject to the credit risk of the swap provider.  See "Description of the
                                          Certificates--Interest Rate Swap Agreement" in this prospectus supplement.


The Credit Rating of the Swap Provider    The swap provider under the interest rate swap agreement will have, as of the
Could Affect the Rating of the Offered    closing date, a counterparty rating of at least "Aa3" from Moody's Investors
Certificates                              Service, Inc. and a credit rating of at least "AA-" from Standard & Poor's
                                          Ratings Services, a division of The McGraw Hill Companies, Inc. (or has a guarantor that has such ratings).  The ratings on the offered certificates are dependent in part upon the credit ratings of the swap provider.  If a credit rating of the swap provider is qualified, reduced or withdrawn and a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the offered certificates may be qualified, reduced or withdrawn.  As a result, the value and marketability of the offered certificates may be adversely affected.  See "Description of the
                                          Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

A Portion of the Mortgage Loans are       Approximately 1.24% of the mortgage loans, as of the cut-off date, are secured
Secured by Subordinate Mortgages; in      by second lien mortgages that are subordinate to the rights of the holder of
the Event of a Default, These Mortgage    the related senior mortgages.  As a result, the proceeds from any liquidation,
Loans are More Likely to Experience       insurance or condemnation proceedings will be available to satisfy the
Losses                                    principal balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs.  In addition, a holder of a subordinate or junior mortgage may not foreclose on the mortgaged property securing such mortgage unless it either pays the entire amount of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertakes the obligation to make payments on each senior mortgage in the event of a default under the mortgage.  The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

                                          An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties.  This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee.  A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated.  If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated.  This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second lien mortgage loan after satisfaction of any senior liens.
                                          In circumstances where the servicer determines that it would be uneconomical to foreclose on the related mortgaged property, the servicer may write off the entire outstanding principal balance of the related second lien mortgage loan as bad debt.



The Sponsor and Goldman Sachs Mortgage    The sponsor and Goldman Sachs Mortgage Company will make various
Company May Not Be Able to Repurchase     representations and warranties related to the mortgage loans.  Those
Defective Mortgage Loans                  representations are summarized in "Description of the
                                          Certificates--Representations and Warranties Relating to the Mortgage Loans" in
                                          this prospectus supplement.

                                          If the sponsor or Goldman Sachs Mortgage Company, as applicable, fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then the sponsor or Goldman Sachs Mortgage
                                          Company, as applicable, would be required to repurchase or substitute for the defective mortgage loan.  It is possible that the sponsor or Goldman Sachs
                                          Mortgage Company, as applicable, may not be capable of repurchasing or substituting any defective mortgage loans, for financial or other reasons.
                                          The inability of the sponsor or Goldman Sachs Mortgage Company, as applicable, to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses.  As a result, shortfalls in the distributions due on the certificates could occur.

Bankruptcy of the Depositor or the        The depositor and the sponsor may be eligible to become a debtor under the
Sponsor May Delay or Reduce               United States Bankruptcy Code.  If the depositor or the sponsor were to
Collections on Loans                      become a debtor under the United States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage loans constitute property of the debtor, or whether they constitute property of the trust.
                                          If the bankruptcy court were to determine that the mortgage loans constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders.  The mortgage loans would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage loans from the sponsor to the depositor and from the depositor to the trust are treated as true sales, rather than pledges, of the mortgage loans.

                                          The transactions contemplated by this prospectus supplement and the related prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers described above should be treated as true sales, and not as pledges.  The mortgage loans should accordingly be treated as property of the related issuing entity and not as part of the bankruptcy estate of the depositor or sponsor.  In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

                                          However, there can be no assurance that a bankruptcy court would not recharacterize the transfers described above as borrowings of the depositor or sponsor secured by pledges of the mortgage loans.  Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates.
                                          Even if a request to recharacterize these transfers were to be denied, delays in payments on the mortgage loans and resulting delays or losses on the certificates could result.


External Events May Increase the Risk     In response to previously executed and threatened terrorist attacks in the United
of Loss on the Mortgage Loans             States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the
                                          National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who are called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law, will apply. Substantially all of the mortgage loans have interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which, in turn will be allocated ratably in reduction of accrued interest on all classes of LIBOR and fixed-rate certificates, irrespective of the availability of excess cash flow or other credit enhancement.
                                          None of the depositor, the sponsor, the underwriter, the servicer, the trustee or any other person has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act and the California Military
                                          and Veterans Code" in the prospectus.

The Certificates Are Interest in the      The certificates will represent interests in the issuing entity only.  The
Issuing Entity Only                       certificates will not represent an interest in or obligation of the depositor, the sponsor, the underwriter, the servicer, the trustee or any of their respective affiliates.  Neither the certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the sponsor, the underwriter, the servicer, the trustee, the custodian or any of their respective affiliates.
                                          Proceeds of the assets included in the issuing entity will be the sole source of payments on the certificates, and there will be no recourse to the depositor, the underwriter, the sponsor, the servicer, the trustee or any other person in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the offered certificates.

Your Investment May Not Be Liquid         The underwriter intends to make a secondary market in the offered certificates, but it will have no obligation to do so.  We cannot assure you that such a secondary market will develop or, if it develops, that it will continue.  Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield.  The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                          The secondary markets for asset-backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors. The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
                                          1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities"
                                          will not be able to invest

                                          in the offered certificates, thereby limiting the market for those certificates.
                                          If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of those certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The Ratings on Your Certificates Could    Each rating agency rating the offered certificates may change or withdraw its
Be Reduced or Withdrawn                   initial ratings at any time in the future if, in its judgment, circumstances warrant a change.  No person is obligated to maintain the ratings at their initial levels.  If a rating agency reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The Servicing Fee May Be                  To the extent that this prospectus supplement indicates that the fee payable to
Insufficient to Engage a Replacement      the servicer is based on a fee rate that is a percentage of the outstanding
Servicer                                  mortgage loan balances, no assurance can be made that such fee rate in the future will be sufficient to attract a replacement servicer to accept an appointment. In addition, to the extent the mortgage pool has amortized significantly at the time that a replacement servicer is sought, the aggregate fee that would be payable to any such replacement servicer may not be sufficient to attract a replacement servicer to accept an appointment.

The Offered Certificates May Not Be       The offered certificates are not suitable investments for any investor that
Suitable Investments                      requires a regular or predictable schedule of monthly payments or payment on any specific date.  The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

Conflicts of Interest between the         The servicer or an affiliate of the servicer will initially own all or a
Servicer and the Trust                    portion of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5,
                                          Class CE, Class P, Class R and Class R-X certificates. The timing of mortgage loan foreclosures and sales of the related mortgaged properties, which will be under the control of the servicer, may affect the weighted average lives and yields of the offered certificates.  Although the servicing standard in the pooling and servicing agreement will obligate the servicer to service the mortgage loans without regard to the ownership or non-ownership of any certificates by the servicer or any of its affiliates, you should consider the possibility that the timing of such foreclosures or sales may not be in the best interests of all certificateholders.  You should also consider that, other than the general servicing standard described above, no specific guidelines will be set forth in the pooling and servicing agreement to resolve or minimize potential conflicts of interest of this sort.

                             THE MORTGAGE LOAN POOL

      The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the scheduled principal balances of the mortgage loans as of the cut-off date, which is March 1, 2006. Unless otherwise specified in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may prepay in full, or may be determined not to meet the eligibility requirements for the final mortgage loan pool, and may not be included in the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 10.00% from the cut-off pool of mortgage loans described in this prospectus supplement.

General

      The trust will primarily consist of approximately 3,730 conventional, subprime, adjustable- and fixed-rate, first lien and second lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 40 years, having an aggregate principal balance of approximately $646,601,072 as of the cut-off date. Approximately 32.61% of the mortgage loans in the trust were acquired by the sponsor from Goldman Sachs Mortgage Company, which acquired such mortgage loans from SouthStar Funding, LLC (the "SouthStar mortgage loans"). Approximately 16.41% of the mortgage loans in the trust were acquired by the sponsor from Encore Credit Corp. Approximately 14.44% of the mortgage loans in the trust were acquired by the sponsor from Goldman Sachs Mortgage Company, which Goldman Sachs Mortgage Company acquired from MILA, Inc. The sponsor re-underwrote a portion of the mortgage loans generally in accordance with its underwriting standards as described under the "The Sponsor--Guidelines of the Sponsor" in this prospectus supplement.

      The SouthStar mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below. In general, because such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with Fannie Mae or Freddie Mac guidelines.

      Approximately 833 (or 16.61%) of the mortgage loans in the trust are fixed-rate mortgage loans and approximately 2,897 (or 83.39%) are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. Substantially all of the mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

      All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first liens or second liens on residential properties consisting of one- to four-family dwelling units, individual condominium units, planned unit developments or individual units in modular homes. "

      Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

      Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

      Approximately 20.95% of the mortgage loans have original loan-to-value ratios in excess of 80%. The "loan-to-value ratio" or "LTV" of a mortgage loan at any time is the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the least of the sale price of the mortgaged property, its appraised value or its review appraisal value (as determined pursuant to the originator's underwriting guidelines) at the time of sale or (b) in the case of a refinancing of a mortgage loan, the appraised value of the mortgaged property at the time of the refinancing. The "combined loan-to-value ratio" or "CLTV" of a second lien mortgage loan at any time is the ratio of the (a) sum of (i) the principal balance of the related first lien mortgage loan at origination, and (ii) the principal balance of that mortgage loan that is secured by the same mortgaged property to (b) the lesser of (i) the appraised value of the mortgaged property at the time the mortgage loan is originated, or (ii) the sales price of the mortgaged property at the time of such origination. However, in the case of a refinanced mortgage loan, the value is based solely upon the appraisal made at the time of origination of that refinanced mortgage loan.

      None of the mortgage loans are covered by existing primary mortgage insurance policies.

      All of the mortgage loans are fully amortizing, except for approximately 14.16% of the mortgage loans that are balloon mortgage loans.

      Approximately 6.19% of the mortgage loans in the trust have a 40-year amortization period for the first 10 years of the mortgage loan term and fully amortize over the remaining 20 years of the mortgage loan term.

      The pool of mortgage loans had the following approximate aggregate characteristics as of the cut-off date(1):


Scheduled Principal Balance:                                    $   646,601,072
Number of Mortgage Loans:                                                 3,730
Average Scheduled Principal Balance:                            $       173,351
Weighted Average Gross Interest Rate:                                     7.847%
Weighted Average Net Interest Rate(2):                                    7.343%
Weighted Average Original FICO Score:                                       636
Weighted Average Original LTV Ratio:                                      76.80%
Weighted Average Combined Original LTV Ratio                              77.80%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(3):                                          23
Weighted Average Gross Margin(3):                                          6.40%
Weighted Average Initial Rate Cap(3):                                      2.53%
Weighted Average Periodic Rate Cap(3):                                     1.23%
Weighted Average Gross Maximum Lifetime Rate(3):                          14.26%
Weighted Average Debt-to-Income Ratio:                                    42.19%
Weighted Average % of Mortgage Loans with Mortgage Insurance:              0.00%
----------------------
(1) All percentages calculated in this table are based on scheduled principal balances as of March 1, 2006, unless otherwise noted.
(2) The Weighted Average Net Interest Rate is equal to the Weighted Average Gross Interest Rate less the Expense Fee Rate.
(3)   Represents the weighted average of the adjustable-rate mortgage loans.

      The scheduled principal balances of the mortgage loans range from approximately $14,922 to approximately $950,000. The mortgage loans had an average scheduled principal balance of approximately $173,351.

      The weighted average original loan-to-value ratio of the mortgage loans is approximately 76.80% and approximately 20.95% of the mortgage loans have original loan-to-value ratios exceeding 80.00%.

      The weighted average original combined loan-to-value ratio of the mortgage loans is approximately 77.80% and approximately 22.20% of the mortgage loans have original combined loan-to-value ratios exceeding 80.00%.

      Approximately 98.76% of the mortgage loans are secured by first liens, and approximately 1.24% of the mortgage loans are secured by second liens.

      No more than approximately 0.31% of the mortgage loans are secured by mortgaged properties located in any one zip code area.

      As of the Cut-off Date, 37 mortgage loans (approximately 0.86% of the mortgage loans), with an aggregate scheduled principal balance of $5,574,606 were 30-59 days delinquent. As of the Cut-off Date, 5 mortgage loans (approximately 0.08% of the mortgage loans), with an aggregate scheduled principal balance of $528,842 were 60-89 days delinquent. As calculated in accordance with the "OTS Method," "Delinquent," with respect to any mortgage loan, means any monthly payment due on a due date that is not made by the close of business on the next scheduled due date for that mortgage loan. Thus, a mortgage loan for which the mortgagor failed to make the monthly payment due on March 1, 2006 will be reported as delinquent on April 2, 2006 if the payment is not made by the close of business on April 1, 2006.

      The tables on Schedule A set forth certain statistical information with respect to the aggregate mortgage loan pool. Due to rounding, the percentages shown may not precisely total 100.00%.

Prepayment Premiums

      Approximately 88.46% of the mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from six months to five years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of five years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the other certificates.

      The servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if such waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan, the Prepayment Premium is not permitted to be collected under applicable law or sufficient information is not available to enable the servicer to collect the Prepayment Premium.

Adjustable-Rate Mortgage Loans

      Substantially all of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). The first such adjustment for approximately 0.55% of the adjustable-rate mortgage loans will occur after an initial period of approximately six months following origination; in the case of approximately 0.68% of the adjustable-rate mortgage loans, approximately one year following origination; in the case of approximately 82.39% of the adjustable-rate mortgage loans, approximately two years following origination; in the case of approximately 14.38% of the adjustable-rate mortgage loans, approximately three years following origination; in the case of approximately 1.92% of the adjustable-rate mortgage loans, approximately five years following origination and in the case of 0.09% of the adjustable-rate mortgage loans, approximately seven years following origination. On each Adjustment Date for an adjustable-rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the index and a fixed percentage amount (the "Gross Margin"). The interest rate on each adjustable-rate mortgage loan will not increase or decrease by more than a fixed percentage of 2.00%, as specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first Adjustment Date, and will not exceed a specified maximum interest rate over the life of the adjustable-rate mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of the adjustable-rate mortgage loan (the "Minimum Rate"). The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"). The Initial Caps for substantially all of the adjustable-rate mortgage loans are:

o     5.00% for approximately 0.02% of the adjustable-rate mortgage loans;

o     3.00% for approximately 60.14% of the adjustable-rate mortgage loans;

o     2.00% for approximately 26.09% of the adjustable rate mortgage loans;

o     1.50% for approximately 12.63% of the adjustable-rate mortgage loans; and

o     1.00% for approximately 1.12% of the adjustable-rate mortgage loans.

      Effective with the first monthly payment due on each adjustable-rate mortgage loan (other than any adjustable-rate mortgage loans that are balloon mortgage loans) after each related Adjustment Date, or, with respect to the adjustable-rate interest-only mortgage loans, following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related adjustable-rate mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the interest rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the applicable Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

The Index

      The Index used in determining the interest rates of substantially all of the adjustable-rate mortgage loans is the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index") and as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the applicable Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Balloon Loans

      Approximately 14.16% of the mortgage loans will not fully amortize by their respective maturity dates (each, a "Balloon Loan"). Substantially all of the monthly payments for each Balloon Loan are either based on an amortization schedule of 480 months or 540 months, except for the final payment (the "Balloon Payment"), which is due and payable on the 360th month following origination of the Balloon Loan. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment for such mortgage loan.

Underwriting Guidelines

      SouthStar Funding, LLC.

      The information set forth below has been provided by SouthStar.

      SouthStar Funding, LLC is a privately held Delaware limited liability company headquartered in Atlanta, Georgia. SouthStar opened its doors for business in 1998 and has grown from a small non-prime mortgage lender operating in two states to a full service, nationwide originator with volume just under $6,000,000,000 in 2005. SouthStar acquires mortgage loans through wholesale, correspondent and retail channels and sells them to mortgage loan purchasers.

      The mortgage loans originated or acquired by SouthStar were generally in accordance with the underwriting criteria described in this section. The following is a summary of the underwriting guidelines believed by the depositor to have been applied, with some variation, by SouthStar.

      SouthStar's guidelines are intended to evaluate the borrower's ability to repay the mortgage loan, evaluate the borrower's credit and evaluate the value and adequacy of the collateral. SouthStar does not approve mortgage loans based solely on the value of the collateral.

      Underwriters are required to approve mortgage loans based on the applicable guidelines. Underwriters may on a case by case basis, based on compensating factors, approve mortgage loans that do not strictly comply with the guidelines. In all instances, the borrowers must show the ability to repay the mortgage loan, have acceptable credit, and acceptable collateral.

      SouthStar offers the following first lien terms:

      o     15 / 30 / 40 year fixed rate terms; and

      o 2 / 3 / 5 year adjustable rate terms with 30 and 40 year amortizations.

Documentation

      SouthStar verifies the income of each borrower under the following documentation types:

      Full Documentation. Requires a 2 year employment history and a minimum of 12 months verified income.

      Reduced Documentation. Requires a 2 year employment / business history verified and bank statements for 6 months (personal, "doing business as" or business). No negative ending balances or NSF charges.

      Stated Income. Employment history must be stated on the 1003 covering a 2 year period. The income stated must be reasonable for the profession. The following documentation is required:

      o     Verbal verification of employment

      o     Borrowers employment and income sources must be shown on the 1003

      o Income must be reasonable and is subject to the underwriter's discretion

      o If self-employed, a copy of the borrower's business license or other acceptable source of documentation must be supplied

      o     Minimum credit score of 560

      No Documentation. Income and employment are not disclosed on the 1003.

      o     Minimum credit score of 660

Acceptable Collateral

      o     Single family detached and attached dwellings

      o     Planned unit developments

      o     Condominiums (Warrantable, Non-Warrantable, Conversion &
            Site/Detached)

      o     Townhomes

      o     Two-to-four family dwellings

      o     Modular Homes

Risk Categories

     The following criteria must be met for borrower eligibility:

      o Debt to income ratio not to exceed 50% on Full Documentation and Stated Income mortgage loans. Debt to income is not applicable for No Documentation (55% DTI acceptable with compensating factors, excluding WV, SSF Combo Loans and loans with prior bankruptcy or
            CCCS).

      o     Minimum FICO Score

            -     540 for Full Documentation

            -     560 for Stated Income

            -     660 for No Documentation

      o Valid credit score. A minimum of 3 trade lines with 1 open and active trade line of any type within the past 6 months and 2 reported trade lines with 24 months reviewed

      o Housing history: Maximum 1 x 90, no rolling, in the past 12 months. Maximum 60 days delinquent at closing.

            - Late payments of 120 days or more are considered foreclosures and must meet foreclosure guidelines.

            - Rent free or private verification of rent, in lieu of 12 consecutive months canceled checks, requires 1 open and active $2,500 account at 0 x 30 for a minimum of 18 months and a minimum credit score of 560.

            - Must have a housing history after a foreclosure with a history of 0 x 30. Rent free borrowers are not allowed after a foreclosure.

            - Foreclosure: No seasoning from termination date. Multiple foreclosures are not allowed.

            - Bankruptcy / Consumer Credit Counseling: No seasoning from termination date. Multiple bankruptcies are not allowed.

            - Paying off Bankruptcy or CCCS: Full Documentation or Reduced Documentation only. 0 x 30 housing history required. Rent free borrowers are not allowed.

Appraisals

      SouthStar realizes the soundness of a portfolio depends to a significant extent on the quality and accuracy of the real estate appraisal. SouthStar's policy is to:

      o Comply with rules of regulations set forth by state and federal agencies

      o     Use AVMs in the review process

      o Field review requirements for specific mortgage loan amounts and products

      o     Have a chief appraiser on site

Pending Proceedings

      There are no material legal or governmental proceedings currently pending or known to be contemplated by governmental authorities against SouthStar. To the best of SouthStar's knowledge, there are no material legal or governmental proceedings currently pending against them.

Affiliation or Relationships between SouthStar and Parties to Securitization Transaction

      SouthStar is not affiliated with the sponsor, the depositor, the trustee, the underwriter or the swap provider.

                             STATIC POOL INFORMATION

      Sponsor Static Pool Information.

      Information concerning fixed- and adjustable-rate subprime mortgage loans purchased by the sponsor and securitized in public securitizations by the sponsor and that are secured by first- or second-lien mortgages or deeds of trust in residential real properties is available on the internet at http://www.gs.com/staticpoolinfo/. On this website, you can view information regarding prior public securitizations of the sponsor for the past 5 years and delinquency, cumulative loss, and prepayment information with respect to these mortgage loans on a quarterly basis. With respect to such information, as calculated in accordance with the "OTS Method", a mortgage loan is delinquent if the scheduled monthly payment of principal and interest on such mortgage loan which is payable by the related mortgagor under the related mortgage note due on a due date is not paid by the close of business on the next scheduled due date for such mortgage loan. Thus, a mortgage loan for which the mortgagor failed to make the monthly payment due on March 1, 2006 will be reported as delinquent on April 2, 2006 if the payment is not made by the close of business on April 1, 2006. In connection with such securitizations, Litton is acting as servicer, and generally it or an affiliate has the right to purchase certain delinquent or defaulted mortgage loans from the related mortgage pool. In the past, Litton or an affiliate has, on occasion, exercised this option. Any such purchases would have an effect on the delinquency and loss numbers for the respective securitizations. There can be no assurance that Litton or any of its affiliates will continue to make such purchases in the future. These mortgage loans were acquired by the sponsor from different mortgage loan sellers under various underwriting guidelines and subjected to due diligence review standards and tolerances which may have changed over time. The characteristics of the mortgage loans acquired by the sponsor in a given period vary from each other as well as from the mortgage loans to be included in the issuing entity that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the mortgage loans previously purchased by the sponsor described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of the mortgage loans previously purchased by the sponsor may not be indicative of the future performance of the mortgage loans to be included in the issuing entity related to this offering.

      In the event any changes or updates are made to the information available on the website, the sponsor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the sponsor at 335 Madison, 19th floor, New York, New York 10017, Attention: Director--Mortgage Finance, telephone number (212) 850-7700.

      The information available on the website relating to any mortgage loan purchased by the sponsor and securitized in public securitizations by the sponsor prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

      Goldman Sachs Mortgage Company Static Pool Information.

      Information concerning the Goldman Sachs Mortgage Company's ("GSMC") prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.gs.com/staticpoolinfo/. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years or, since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the issuing entity that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the GSMC's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the issuing entity related to this offering.

      In the event any changes or updates are made to the information available on the website, the depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the depositor at 85 Broad Street, New York, New York 10004, Attention: Jennifer Cohen, telephone number (212) 357-2280.

      In addition, the information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

                                  THE SERVICER

General

      Litton Loan Servicing LP ("Litton") provided the information set forth in the following paragraphs.

      Litton, a Delaware limited partnership and an indirect wholly owned subsidiary of Credit-Based Asset Servicing and Securitization LLC, also known as ("C-BASS"), will act as the servicer of the mortgage loans pursuant to the pooling and servicing agreement. Litton was formed in December 1996. As of December 31, 2005, Litton employed approximately 860 individuals. The main office of Litton is located at 4828 Loop Central Drive, Houston, Texas 77081. Litton is currently a Fannie Mae and Freddie Mac approved servicer and an approved FHA and VA lender with a servicing portfolio of approximately $43.05 billion as of December 31, 2005. Most of the mortgage loans in Litton's servicing portfolio are either subprime mortgage loans or subperforming mortgage loans. Litton is servicing in excess of 200 securitizations for C-BASS and various third parties.

      Fitch assigned Litton its RSS1 residential special servicer rating on November 16, 1999 and reaffirmed that rating in August 2005. The rating is based on Litton's ability to manage and liquidate nonperforming residential mortgage loans and real estate owned assets. This RSS1 rating is the highest special servicer rating attainable from Fitch which reflects Litton's proprietary default management technology, the financial strength of its parent and the experience of its management and staff.

      In January 2001, Fitch assigned Litton its RPS1 primary servicer rating for subprime and high loan to value ratio product and reaffirmed that rating in August 2005. The RPS1 rating is currently the highest subprime primary servicer rating attainable from Fitch for any subprime servicer, which is based on the servicer's loan administration processes including its loan set up procedures and related technology, loan accounting/cash management and loan reporting. The RPS1 rating for high loan to value ratio product is based, in part, on Litton's focus on early collection and loss mitigation.

      In March 2001, Moody's Investors Service, Inc. assigned Litton its top servicer quality rating (SQ1) as a primary servicer of prime and subprime mortgage loans, second liens and as a special servicer and reaffirmed that rating in November 2005. The rating is based on Litton's ability as a servicer and the stability of its servicing operations.

      In April 2001, S&P raised Litton's ranking from "Above Average" to "Strong" for both its residential special and subprime servicing categories and reaffirmed that rating in April 2004. The "Strong" rating is S&P's highest possible rating for these categories. The rankings are based on Litton's established history of servicing distressed assets for a diverse investor base, technological improvements that have increased operational efficiencies, management depth, and internal controls.

      As of the date of this prospectus supplement, each of the ratings described above remains in effect with respect to Litton.

      From time to time Litton may acquire servicing portfolios from third parties which acquisitions may be significant in relation to Litton's current portfolio. Litton does not believe that any such acquisition, if effected, would have an adverse effect on its ability to service the mortgage loans in accordance with the pooling and servicing agreement.

      On December 1, 2004, Litton and C-BASS closed a transaction with The Provident Bank, pursuant to which Litton acquired the mortgage servicing rights on a portfolio of mortgage loans with an aggregate principal balance of approximately $8.5 billion in conjunction with C-BASS's acquisition of residual mortgage-backed securities relating to certain of such loans.

      Once Litton starts servicing a mortgage loan it begins to collect mortgage payments in adherence to the applicable servicing agreement and customary industry standards. Litton's collections strategy enables collection efforts to be focused on mortgage loans that represent the greatest risks within the servicing portfolio and is intended to address potential collection problems as soon as possible before they migrate into more costly delinquency, foreclosure and REO status. Litton's servicing system is integrated with a predictive dialer and phone switch to facilitate incoming and outgoing calls with mortgagors. Outgoing calls range from an introduction of Litton as servicer to advanced collection activities. Incoming calls are directed by the phone switch based upon the status of the loan to the appropriate service representative.

      Litton utilizes its proprietary technology to identify high severity assets and develops specific loss mitigation strategies to apply to those assets. As mortgage loans become delinquent, Litton first tries to determine whether the mortgagor is facing a short term or long term series of issues that created the default. If the default is created by a short term issue, repayment plans or forbearance agreements may be negotiated so that the default can be cured over the plan's specified period. However, if a long-term issue exists, the mortgage loan is referred to Litton's loss mitigation department. If the mortgagor has experienced a long-term event but wishes to continue to reside in the home, a modification of the mortgage loan may be pursued. The modification may include some or all of the following: a decrease in the mortgage interest rate, an extension of the term of the mortgage, a reduction in certain amounts owed (including unpaid principal or advances) and/or the capitalization of any past due amounts. Consistent with the terms of the pooling and servicing agreement, Litton may waive, modify or vary any term of any mortgage loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any mortgagor if in Litton's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the certificateholders. If the mortgagor either does not want to make or does not have the ability to make monthly payments on the mortgage loan, Litton will attempt to pursue programs such as short sales or a deed in lieu of foreclosure. These programs are designed to assist the mortgagor in liquidating the mortgaged property while decreasing Litton's liquidation timeframe and the associated liquidation expenses with the goal of ultimately reducing cumulative losses. Litton has a default processing in-source agreement for contract employees to perform certain routine foreclosure, bankruptcy, and other default related functions under the supervision of Litton's management personnel.

      For its mortgage loans with escrows, Litton provides full escrow services, including property tax, hazard insurance, flood insurance and lender-placed insurance services. Most of these services are provided through third-party vendors that specialize in these service areas. Litton conducts the initial and annual escrow analysis functions internally; Litton monitors escrow activities on an ongoing basis.

      Litton does not, in general, have custodial responsibility with respect to the mortgage loans.

      There have been no material changes to Litton's servicing policies and procedures during the past three years. During such time, Litton also has not been terminated as a servicer in a residential mortgage loan securitization due to a servicing default or application of a servicing performance test or trigger, has not failed to make any required advance with respect to any issuance of residential mortgage backed securities and has not disclosed material noncompliance with the servicing criteria applicable to any such securitization.

      Litton will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans consistent with the pooling and servicing agreement and current market standards. Upon receipt of collections on the mortgage loans and prior to the deposit of such collections into the segregated collection account established for the related transaction, Litton deposits such amounts into a joint collection account that includes collections on its entire mortgage loan portfolio. Litton transfers collections to the appropriate segregated collection account as soon as proper allocation can be determined, generally within two business days after receipt.

      Delinquency and Foreclosure Experience

      The following table sets forth the delinquency and foreclosure experience of the mortgage loans Litton serviced as of the dates indicated. Litton's portfolio of mortgage loans may differ significantly from the mortgage loans in the mortgage pool in terms of interest rates, principal balances, geographic distribution, types of properties and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage pool. The actual delinquency experience on the mortgage loans in the mortgage pool will depend, among other things, upon the value of the real estate securing such mortgage loans in the mortgage pool and the ability of the related borrower to make required payments. It should be noted that Litton's business includes the acquisition of servicing rights with respect to non-performing and subperforming mortgage loans and Litton has been an active participant in the market for such servicing rights since 1997, although the amount of such acquisitions (as a percentage of aggregate acquisitions) has decreased in the past few years. The acquisition of such servicing rights may have affected the delinquency and foreclosure experience of Litton.


                    Delinquency and Foreclosure Experience(1)

                           As of December 31, 2005                 As of December 31, 2004             As of December 31, 2003
                    -------------------------------------   -----------------------------------  -----------------------------------
                                                  % by                                  % by                                 % by
                    No. of       Principal      Principal   No. of       Principal    Principal  No. of        Principal   Principal
                     Loans       Balance(2)      Balance     Loans       Balance(2)     Balance   Loans        Balance(2)    Balance
                    -------   ---------------   --------    -------  ---------------  ---------  -------  ---------------  ---------
Period of           235,021   $33,946,540,430     78.84%    209,161  $25,418,836,059     75.47%  117,507  $12,259,524,842    69.54%
Delinquency(3)
30-59 Days           30,157     3,750,565,872      8.71%     30,872    3,366,957,309     10.00%   19,576    1,846,650,352    10.47%
60-89 Days           12,627     1,511,791,770      3.51%     13,627    1,435,281,813      4.26%    8,097      759,456,004     4.31%
90 Days or more      10,393     1,174,513,041      2.73%      9,483      924,532,429      2.74%    6,576      544,508,354     3.09%
                    -------   ---------------   --------    -------  ---------------  ---------  -------  ---------------  ---------

Total Delinquency    53,177   $ 6,436,870,684     14.95%     53,982  $ 5,726,771,551     17.00%   34,249  $ 3,150,614,710    17.87%
                    =======   ===============   ========    =======  ===============  =========  =======  ===============  =========

Foreclosure/
bankruptcies(4)      19,905   $ 2,104,345,664      4.89%     21,085  $ 1,990,423,865      5.91%   19,954    1,807,441,681    10.25%
Real Estate Owned     5,835       570,168,323      1.32%      6,236      544,216,985      1.62%    4,611      411,683,483     2.34%
                    -------   ---------------   --------    -------  ---------------  ---------  -------  ---------------  ---------

Total Portfolio     313,938   $43,057,925,101    100.00%    290,464  $33,680,248,460    100.00%  176,321  $17,629,264,716   100.00%
                    =======   ===============   ========    =======  ===============  =========  =======  ===============  =========

      (1) The table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated.

      (2) For the Real Estate Owned properties, the principal balance is at the time of foreclosure.

      (3) No mortgage loan is included in this section of the table as delinquent until it is 30 days past due.

      (4) Exclusive of the number of loans and principal balance shown in Period of Delinquency.


      It is unlikely that the delinquency experience of the mortgage loans comprising the mortgage pool will correspond to the delinquency experience of Litton's mortgage loan portfolio set forth in the foregoing table. The statistics shown above represent the delinquency experience for Litton's mortgage loan servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans comprising the mortgage pool will depend on the results obtained over the life of the mortgage pool. There can be no assurance that the mortgage loans comprising the mortgage pool will perform consistently with the delinquency or foreclosure experience described in this prospectus supplement. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Litton. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool.

      In addition to the reports that will be provided to the certificateholders by the trustee as described under "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement, Litton may make available certain loan level and certificate level information, such as delinquency and credit support data, projected and actual loss data, roll rates, and trend analyses, through its proprietary investor interface and asset analysis tool, RADARViewerSM. The RADARViewerSM internet website is currently located at www.radarviewer.com. Litton has no obligation to continue to provide any type of information available on RADARViewerSM as of the date hereof or to maintain its RADARViewerSM website in the entirety, and may, in its sole discretion, discontinue such service at any time.

                                   THE SPONSOR

      The sponsor, Credit-Based Asset Servicing and Securitization LLC, is a Delaware limited liability company with its principal place of business in New York, New York.

      The sponsor was established in July 1996 as a venture of Mortgage Guaranty Insurance Corporation ("MGIC"), Enhance Financial Services Group, Inc. ("EFSG") and certain members of management of the sponsor. Each of MGIC and EFSG has approximately a 46% interest in the sponsor with the remainder owned by management of the sponsor. On February 28, 2001, Radian Group Inc. ("Radian") acquired EFSG, including EFSG's 46% interest in the sponsor. Radian and MGIC are publicly traded companies which file such periodic reports with the Securities and Exchange Commission (the "Commission") as are required by the Securities Exchange Act of 1934, as amended, and its rules and regulations, as interpreted by the staff of the Commission.

      On December 31, 2005, the sponsor had approximately $7.69 billion in assets, approximately $6.93 billion in liabilities and approximately $763.3 million in equity.

      The sponsor's principal business is the purchasing of residential mortgage loans, primarily sub-prime in nature, from multiple parties including banks and other financial institutions and mortgage-related securities, including non-investment grade subordinated securities, for investment and securitization. Substantially all of the mortgage loans the sponsor owns are serviced by its wholly-owned subsidiary, Litton Loan Servicing LP. The sponsor does not originate mortgages. The sponsor is a HUD-approved investing mortgagee.

      In connection with its purchases of mortgage loans, the sponsor uses its proprietary models to formulate loan-level default and loss severities and prepayment probability curves. The sponsor has been acquiring mortgage loans since 1996. Until June 2002 the sponsor included sub-performing or re-performing mortgage loans in its publicly offered securitization transactions. Since June 2002, the sponsor has generally not included sub-performing or re-performing mortgage loans in its publicly offered securitization transactions.

      The sponsor is a party to a master repurchase agreement with an affiliate of the depositor pursuant to which the sponsor may obtain financing from the affiliate of the depositor, from time to time. It is anticipated that the sponsor will obtain financing pursuant to such agreement in connection with the sponsor's purchase of any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class P or Class CE Certificates.

      The sponsor has been securitizing residential mortgage loans since 1997. The following table describes the amount of mortgage loans on a yearly basis the sponsor has securitized under its name or an affiliate's name as of the dates indicated.


           December 31, 2005                          December 31, 2004                         December 31, 2003
----------------------------------------- ----------------------------------------- -----------------------------------------
                        Total Principal                           Total Principal                           Total Principal
  Total Number of     Balance of Mortgage    Total Number of    Balance of Mortgage    Total Number of    Balance of Mortgage
Mortgage Loans sold     Loans sold into    Mortgage Loans sold    Loans sold into    Mortgage Loans sold    Loans sold into
into Securitization     Securitization     into Securitization    Securitization     into Securitization    Securitization
    Transactions         Transactions         Transactions         Transactions         Transactions         Transactions
-------------------- -------------------- -------------------- -------------------- -------------------- --------------------
        27,362         $4,245,296,699               28,213       $3,694,372,283               17,330       $2,069,100,288


      Guidelines of the Sponsor

      The sponsor or a loan reviewer has reviewed a substantial portion of the files related to the mortgage loans in connection with the acquisition of the mortgage loans by the sponsor for credit, compliance and property value considerations. These files may include the documentation pursuant to which the mortgage loan was originally underwritten, as well as the mortgagor's payment history on the mortgage loan. In its review, the sponsor evaluates the mortgagor's credit standing, repayment ability and willingness to repay debt, as well as the value and adequacy of the mortgaged property as collateral. A mortgagor's ability and willingness to repay debts (including the mortgage loans) in a timely fashion is determined by the sponsor by reviewing the quality, quantity and durability of income history, history of debt management, history of debt repayment and net worth accumulation of the mortgagor. In addition, the sponsor may also obtain and review a current credit report for the mortgagor. To establish the adequacy of the mortgaged property as collateral, the sponsor may obtain a current appraisal, broker's price opinion, automated valuation methodology price ("AVM") and/or drive-by or desk review of such property or any combination thereof, prepared within six months of the sponsor's purchase. During its mortgage file review, the sponsor also confirms that the mortgage loan was originated in material compliance with applicable federal, state and local laws and regulations.

      The sponsor purchases mortgage loans that were originated pursuant to one of the following documentation programs.

      Full Documentation.

      Mortgage loans originally underwritten with "Full Documentation" include a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor was required to fill out a detailed application designed to provide pertinent credit information. As part of the description of the mortgagor's financial condition, the mortgagor provided a balance sheet, current as of the origination of the mortgage loan, describing assets and liabilities and a statement of income and expenses, as well as authorizing the originator to obtain a credit report which summarizes the mortgagor's credit history with local merchants and lenders and any record of bankruptcy. In addition, an employment verification was obtained wherein the employer reported the length of employment with that organization, the mortgagor's salary as of the mortgage loan's origination, and an indication as to whether it is expected that the mortgagor will continue such employment after the mortgage loan's origination. If a mortgagor was self-employed when such mortgagor's loan was originated, the mortgagor submitted copies of signed tax returns. The originator was also provided with deposit verification at all financial institutions where the mortgagor had demand or savings accounts.

      In determining the adequacy of the property as collateral at origination, an independent appraisal was made of each property considered for financing. The appraiser inspected the property and verified that it was in good condition and that construction, if new, had been completed at the time of the loan's origination. Such appraisal was based on the appraiser's judgment of values, giving appropriate weight to both the then market value of comparable homes and the cost of replacing the property.

      Other Levels of Documentation.

      Other mortgage loans purchased by the sponsor were originally underwritten pursuant to alternative documentation programs that require less documentation and verification than do traditional "Full Documentation" programs, including "No Documentation," "Limited Documentation," "Alternative Documentation," "Stated Documentation" and "Streamlined Documentation" programs for certain qualifying mortgage loans. Under a "No Documentation" program, the originator does not undertake verification of a mortgagor's income or assets. Under a "Limited Documentation" program, certain underwriting documentation concerning income and employment verification is waived "Alternative Documentation" programs allow a mortgagor to provide W-2 forms instead of tax returns, permit bank statements in lieu of verification of deposits and permit alternative methods of employment verification. Under "Stated Documentation" programs, a mortgagor's income is deemed to be that stated on the mortgage application and is not independently verified by the originator. These are underwriting programs designed to streamline the underwriting process by eliminating the requirement for income verification. Depending on the facts and circumstances of a particular case, the originator of the mortgage loan may have accepted other information based on limited documentation that eliminated the need for either income verification and/or asset verification. The objective use of limited documentation is to shift the emphasis of the underwriting process from the credit standing of the mortgagor to the value and adequacy of the mortgaged property as collateral. "Streamlined Documentation" programs are used for mortgage loans issued to government entities which are being refinanced by the same originator. The originator verifies current mortgage information, but does not undertake verification of the mortgagor's employment or assets and does not conduct a new appraisal of the property considered for refinancing. The objective of Streamlined Documentation programs is to streamline the underwriting process in cases where the originator has the mortgagor's complete credit file from the original loan transaction.

                                  THE DEPOSITOR

      The depositor is GS Mortgage Securities Corp., a Delaware corporation. The depositor is an affiliate, through common parent ownership, of the underwriter. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

      The certificate of incorporation of the depositor limits its activities to those necessary or convenient to carry out its securitization activities. The depositor will have limited obligations with respect to a series of securities. The depositor will obtain the mortgage loans from the sponsor, and may also assign to the trustee certain rights of the sponsor with respect to the mortgage loans. See "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement. In addition, after the issuance of the certificates, the depositor will have certain limited obligations, which includes, without limitation, appointing a successor trustee if the trustee resigns or is otherwise removed and preparing, or causing to be prepared, certain reports filed under the Securities Exchange Act of 1934, as amended.

                               THE ISSUING ENTITY

      GSAMP Trust 2006-HE2, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                                   THE TRUSTEE

      U.S. Bank National Association ("U.S. Bank") will act as trustee under the pooling and servicing agreement. U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $209 billion as of December 31, 2005. As of December 31, 2005, U.S. Bancorp served approximately 13.4 million customers, operated 2,419 branch offices in 24 states and had over 51,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

      U.S. Bank has one of the largest corporate trust businesses in the country with offices in 31 U.S. cities. The pooling and servicing agreement will be administered from U.S. Bank's corporate trust office located at 60 Livingston Avenue, St. Paul, Minnesota 55107.

      U.S. Bank has provided corporate trust services since 1924. As of December 31, 2005, U.S. Bank was acting as trustee with respect to 54,019 issuances of securities with an aggregate outstanding principal balance of over $1.5 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

      On December 30, 2005, U.S. Bank purchased the corporate trust and structured finance trust services businesses of Wachovia Corporation. Following the closing of the transaction, the Wachovia affiliate named as fiduciary or agent, as applicable, under each client agreement will continue in that role until U.S. Bank succeeds to that role in accordance with the terms of the governing instrument or agreement and applicable law.

      The trustee shall make each monthly statement available to the certificateholders via the trustee's internet website at http://www.usbank.com/mbs. Certificateholders with questions may direct them to the trustee's bondholder services group at (800) 934-6802.

      As of December 31, 2005, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as trustee on 147 issuances of subprime mortgage-backed securities with an outstanding aggregate principal balance of approximately $23,326,800,000.

      The trustee's procedures for performing its duties as required by the pooling and servicing agreement are set forth as follows:

      A U.S. Bank analyst (an "Analyst") will review the relevant executed legal transaction documents for this transaction (collectively, the "Documents") and program the distribution module of U.S. Bank's cash-flow modeling system (the "System") to provide the necessary calculations for this transaction. The programming will consist of modeling all collection and withdrawal activity that will take place in all of the issuing entity accounts for this transaction and modeling the payment priorities (the disbursement of cash) to the certificateholders and various other parties. All trigger events set forth in the Documents will be modeled without regard to probability of occurrence.

      Prior to the first distribution to the certificateholders, a supervisor for the transaction (the "Supervisor") will create an independent review spreadsheet, which will be based on the Documents and will be processed each month and compared to the System model output. The Supervisor will also review the content of the certificateholder statements prior to the first distribution date to ensure that all information required by the Documents is present and correct.

      The entire distribution program will undergo a line-by-line formula review by the Supervisor prior to the sixth month of distributions, and in no event later than the earliest date a trigger event could occur. The Supervisor's responsibility is to make sure that the program is consistent with the terms and payment priorities set forth in the Documents and that the certificateholder statement includes all items required to be reported by the Documents.

      On a monthly basis, an Analyst will obtain from the servicer a file containing the payment activity for the related collection period on a loan-by-loan basis. The loan file will be converted to a database format and loaded into the System program. Prior to processing, the loan data will be reviewed to determine the reasonableness of the data based on loan level data received with respect to the cut-off date or the most recent collection period. Once the loan data is confirmed with the servicer, the analyst will input several aggregate amounts into a System database and begin processing the distributions through the System.

      To the extent U.S. Bank is required by the documents to re-compute any loan-data elements supplied by the servicer, U.S. Bank will do so based on information received from the underwriter or the servicer. U.S. Bank will identify all discrepancies and bring them to the attention of the servicer for resolution. If all discrepancies are not resolved by the date required in the Documents, U.S. Bank will deliver a discrepancy memorandum to the servicer.

      The distribution reports will be reviewed by the Analyst and then by the Supervisor using a transaction-specific checklist. Any corrections identified by the Supervisor will be corrected by the Analyst and reviewed by the Supervisor. The Supervisor also will be responsible for the timely delivery of reports to the administration unit for processing all cashflow items.

      In the past three years, the trustee has not made material changes to the policies and procedures of its securities administration services for mortgage-backed securities. However, the trustee acquired the securities administration business of State Street Bank and Trust Company in 2002, and prior to January 1, 2006, the officers and employees in the office of the securities administrator acquired from State Street used slightly different procedures than those set forth above to review the data for each certificateholder statement. Instead of creating an independent spreadsheet for review, a Supervisor reviewed each line of a proposed certificateholder statement prior to its distribution. As of January 1, 2006, all offices of the trustee will use the procedures set forth above.

      The trustee's duties are limited solely to its express obligations under the pooling and servicing agreement. For information, with respect to the trustee's liability under the pooling and servicing agreement and any indemnification that the trustee will be entitled to from the issuing entity, see "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement.

                                  THE CUSTODIAN

      The Bank of New York, a New York banking corporation, will act as custodian of the mortgage loan files pursuant to a custodial agreement. The Bank of New York will be responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the certificateholders.

                         INTEREST RATE SWAP COUNTERPARTY

      The interest rate swap agreement will be provided by a swap provider that has a counterparty rating of at least "Aa3" from Moody's Investors Service, Inc. and a credit rating of at least "AA-" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings). The swap provider may be an affiliate of the depositor and the underwriter.

                         DESCRIPTION OF THE CERTIFICATES


General

      On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in the following classes -- the Class A-1, Class A-2, Class A-3, Class M-1,
Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class CE, Class P, Class R and Class R-X certificates. Only the Class A-1 Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates (collectively, the "LIBOR Certificates" or the "Offered Certificates") will be offered under this prospectus supplement. The Offered Certificates, together with the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, will be referred to as the "Principal Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

      The trust fund will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds;

      o assets that are deposited in the accounts, described in this prospectus supplement and invested in accordance with the pooling and servicing agreement; and

      o     an interest rate swap agreement.

      The Class A certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000. The Subordinated Certificates will be issued and available only in book-entry form, in minimum denominations of $100,000 initial principal amount and integral multiples of $1 in excess of $100,000, except that one certificate of each class may be issued in a different amount. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

      Voting rights will be allocated among holders of the Principal Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class CE and Class P certificates will each be allocated 1% of the voting rights.

  The Principal Certificates represent interests in all of the mortgage loans.

      The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.

                |         -------------------------------        ^
                |                   Class A-1                    |
                |                   Class A-2                    |
                |                   Class A-3                    |
                |         -------------------------------        |
                |                   Class M-1                    |
                |         -------------------------------        |
                |                   Class M-2                    |
                |         -------------------------------        |
                |                   Class M-3                    |
                |         -------------------------------        |
Accrued         |                   Class M-4                    | Losses
certificate     |         -------------------------------        |
interest, then  |                   Class M-5                    |
principal       |         -------------------------------        |
                |                   Class M-6                    |
                |         -------------------------------        |
                |                   Class B-1                    |
                |         -------------------------------        |
                |                   Class B-2                    |
                |         -------------------------------        |
                |                   Class B-3                    |
                |         -------------------------------        |
                |                   Class B-4                    |
                |         -------------------------------        |
                |                   Class B-5                    |
                |         -------------------------------        |
                |                    Class CE                    |
                V         -------------------------------        |


Book-Entry Registration

      The Offered Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Offered Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the Offered Certificates will be represented by book entries on the records of DTC and its participating members. All references in this prospectus supplement to the Offered Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

      The beneficial owners of the Offered Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. The Offered Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal balance or notional amount of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the Offered Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

      The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the Offered Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

      Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the Offered Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the Offered Certificates only indirectly through DTC and its participants.

      Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC; provided, however, that such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

      Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

      Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the Offered Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds book-entry interests in the Offered Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with the persons holding through Euroclear participants.

      Distributions on the book-entry certificates will be made on each Distribution Date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

      Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the trust made available by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

      DTC has advised the depositor that it will take any action permitted to be taken by a holder of the Offered Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

      None of the trust, the depositor, the servicer, or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration" in the prospectus.

      See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

      The Offered Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor notifies the trustee and DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

      Upon the occurrence of any event described in the immediately preceding paragraph, the DTC or the trustee, as applicable will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

      Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the trustee designates the offices of its agent located at 60 Livingston Avenue, St. Paul, Minnesota 55107 for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

      Pursuant to a mortgage loan purchase agreement, the sponsor will sell, transfer, assign, set over and otherwise convey the mortgage loans to the depositor, including all principal outstanding as of, and interest due and accruing on or after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, the sponsor will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments), received on each such mortgage loan on or prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Delivery of Mortgage Loan Documents

      In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the depositor will cause to be delivered to the trustee, on or before the closing date, the following documents with respect to each mortgage loan, which documents constitute the mortgage file:

      (a) the original mortgage note, endorsed either (A) in blank or (B) in the following form: "Pay to the order of U.S. Bank, National Association, as Trustee for the Mortgage Pass-Through Certificates, Series 2006-HE2, without recourse," or with respect to any lost mortgage note, an original lost note affidavit, together with a copy of the related mortgage note;

      (b) the original mortgage with evidence of recording thereon, and the original recorded power of attorney, if the mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

      (c) an original assignment of mortgage, in form and substance acceptable for recording. The mortgage shall be assigned either (A) in blank or
            (B) to "U.S. Bank, National Association, as Trustee for the Mortgage Pass-Through Certificates, Series 2006-HE2, without recourse";

      (d) an original or a certified copy of any intervening assignment of mortgage showing a complete chain of assignments;

      (e)   the original or a certified copy of lender's title insurance policy;
            and

      (f) the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

      Pursuant to the pooling and servicing agreement, the trustee or the custodian on behalf of the trustee will be required to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note (item (a) above) with respect to each of the mortgage loans delivered to the trustee or the custodian, with any exceptions noted. The trustee or the custodian will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the trustee or the custodian, within thirty days after the receipt of the related mortgage file by the trustee or the custodian - and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

      If in the process of reviewing the mortgage files and making or preparing, as the case may be, the certifications referred to above, the trustee (or the custodian, as applicable) discovers any document or documents constituting a part of a mortgage file to be missing or defective in any material respect, at the conclusion of its review the trustee, upon its notification by the custodian, if applicable, will so notify the sponsor, the depositor and the servicer. In addition, upon the discovery by the sponsor, depositor, the trustee or the servicer (or upon receipt by the trustee of written notification of such breach) of a breach of any of the representations and warranties made by the sponsor in the related mortgage loan purchase agreement in respect of any mortgage loan which materially adversely affects such mortgage loan or the interests of the related certificateholders in such mortgage loan, the party discovering such breach will be required to give prompt written notice to the other parties.

Representations and Warranties Relating to the Mortgage Loans

      Pursuant to the pooling and servicing agreement, the sponsor or, with respect to each mortgage loan sold by Goldman Sachs Mortgage Company to the sponsor, Goldman Sachs Mortgage Company, will make certain representations and warranties, with respect to each mortgage loan transferred by it, as of the closing date (or such other date as may be expressly set forth below). These representations and warranties include, but are not limited to:

            (1) As of the Cut-off Date, no mortgage loan is delinquent;

            (2) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, or other outstanding charges affecting the related mortgaged property;

            (3) The terms of the mortgage note and the mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the mortgage and the interests of the certificateholders, and which have been delivered to the trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the mortgage loan schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except, in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the trustee and the terms of which are reflected in the mortgage loan schedule;

            (4) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire and hazards of extended coverage;

            (5) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the servicing of the mortgage loans have been complied with;

            (6) The mortgage has not been satisfied, canceled, subordinated (other than with respect to second lien loans, the subordination to the first lien loan) rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination or rescission;

            (7) The mortgage is a valid, existing and enforceable first or second lien on the mortgaged property, including all improvements on the mortgaged property subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property and
      (4) with respect to any second lien mortgage loan, the lien of the related first mortgage loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the mortgage loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;

            (8) The mortgage note and the related mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

            (9) There was no fraud involved in the origination of any mortgage loan by the applicable mortgagee or Mortgagor, and to the best of the Seller's knowledge, there was no fraud by the appraiser or any other party involved in the origination of any such mortgage loan;

            (10) Each mortgage loan is covered by an American Land Title Association lender's mortgagee title insurance policy acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac, and qualified to do business in the jurisdiction where the mortgaged property is located, insuring (subject to the exceptions contained in (7)(1) and (2) above) the Seller, its successors and assigns as to the first or second priority lien of the mortgage in the original principal amount of the mortgage loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the mortgage providing for adjustment in the mortgage interest rate and/or monthly payment including any negative amortization thereunder. Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress to and from the mortgaged property, and against encroachments by or upon the mortgaged property or any interest therein. The Seller is the sole insured of such mortgagee title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by the pooling and servicing agreement. No claims have been made under such mortgagee title insurance policy, and no prior holder of the related mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (11) The mortgage and related mortgage note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the mortgaged property of the benefits of the security provided thereby, including, (1) in the case of a mortgage designated as a deed of trust, by trustee's sale, and
      (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage;

            (12) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage on the mortgaged property and the security interest of any applicable security agreement or chattel mortgage;

            (13) There is no proceeding pending for the total or partial condemnation affecting any mortgaged property;

            (14) The mortgaged property is free from material damage;

            (15) Each mortgage file contains an appraisal of or a broker's price opinion regarding the related mortgaged property indicating an appraised value equal to the appraised value identified for such mortgaged property on the mortgage Loan Schedule. Each appraisal has been prepared on Fannie Mae or Freddie Mac forms;

            (16) (a) No mortgage loan is classified as a high cost mortgage loan under HOEPA; and (b) no mortgage loan in the issuing entity is a "high cost home," "covered" (excluding home loans defined as "covered home loans" pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), "high risk home" or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); and

            (17) The Prepayment Charges included in the transaction are enforceable and were originated in compliance with all federal, state and local laws.

      Pursuant to the pooling and servicing agreement, upon the discovery by any of the sponsor, the servicer, Goldman Sachs Mortgage Company, the depositor or the trustee that any of the representations and warranties contained in the pooling and servicing agreement have been breached in any material respect as of the date made, with the result that the value of, or the interests of the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Subject to certain provisions of the pooling and servicing agreement, within 120 days of the earlier to occur of the sponsor's or Goldman Sachs Mortgage Company's, as applicable, discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the sponsor will be required to:

      o     promptly cure such breach in all material respects, or

      o if prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by the sponsor, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, of the replaced mortgage loans as of the date of substitution, deliver to the issuing entity as part of the amounts remitted by the servicer on such distribution date the amount of such shortfall (a "Substitution Adjustment Amount") or

      o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other expenses of the servicer or the trustee in connection with the mortgage loan or the purchase.

Notwithstanding the foregoing, in the event of discovery by any party to the pooling and servicing agreement that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the pooling and servicing agreement, the sponsor or Goldman Sachs Mortgage Company, as applicable, will be required to repurchase the related mortgage loan at the purchase price within 120 days of such discovery or receipt of notice. The purchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

      The obligations of the sponsor or Goldman Sachs Mortgage Company, as applicable, to cure such breach or to substitute or purchase any mortgage loan for such breach constitute the sole remedies with respect to a material breach of any such representation or warranty available to the holders of the certificates, the servicer, the trustee, the depositor and any of its affiliates.

Payments on the Mortgage Loans

      The pooling and servicing agreement provides that the servicer is required to establish and maintain a collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

      The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal on the mortgage loans;

      o all payments on account of interest, net of the servicing fee, on the mortgage loans;

      o     all Liquidation Proceeds;

      o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds or Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

      o     all Substitution Adjustment Amounts for Substitute Mortgage Loans;

      o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement; and

      o any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

      The servicer is not permitted to commingle funds in the collection account with any other funds or assets.

      The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date. The pooling and servicing agreement permits but does not require the trustee to invest the funds in the distribution account in one or more eligible investments that mature on or prior to the next distribution date.

      The funds required to be remitted by the servicer for a Servicer Remittance Date will be equal to the sum, without duplication, of:

      o all collections of scheduled principal and interest on the mortgage loans, received by the servicer on or prior to the related Determination Date;

      o all principal prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries, if any, collected by the servicer during the related Prepayment Period;

      o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date;

      o amounts of Compensating Interest required to be deposited in connection with principal prepayments that are received during the prior calendar month, as described under "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement; and

      o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement;

         but excluding the following:

            (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Subsequent Recoveries, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) for such Servicer Remittance Date, the aggregate servicing fee;

            (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

            (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

            (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (g) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the pooling and servicing agreement;

            (h) all funds inadvertently placed in the collection account by the servicer; and

            (i) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

      The amounts described in clauses (a) through (i) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

      Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in April 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered on the related Record Date.

      Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities as directed by that certificateholder in its written wire instructions provided to the trustee or if no wire instructions are provided then by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates its offices located at 60 Livingston Avenue, St. Paul, Minnesota 55107.

Administration Fees

      As described under the definition of "Available Funds" included in the "Glossary of Terms" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee and trustee fee payable on each mortgage loan. On each distribution date, the servicer and the trustee will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee and trustee fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the servicing fee rate or the trustee fee rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the servicing fee and the trustee fee.

           Fee                            Per Annum Fee Rate
           ---------------------------    -----------------------------
           Servicing Fee                  0.50%

           Trustee Fee                    less than or equal to 0.0040%

      In addition to the servicing fee and the trustee fee, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, the servicer or the trustee, as described under "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement, and reimbursements for certain unanticipated expenses borne by the depositor, the servicer or the trustee, as described in this prospectus supplement and the accompanying prospectus.

Priority of Distributions Among Certificates

      As more fully described in this prospectus supplement, distributions on the certificates will be made on each Distribution Date from Available Funds and will be made to the classes of certificates in the following order of priority:

            (1) to the Supplemental Interest Trust, to interest on each class of Principal Certificates and to unpaid interest on the Class A Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (2) to principal on the classes of Principal Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

            (3) to unpaid interest on the classes of Principal Certificates, other than the Class A Certificates in the order and subject to the priorities described below under "--Distributions of Interest and Principal";

            (4) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amount and then to be released to the Class CE certificates, in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal"; and

            (5) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider.

                     Distributions of Interest and Principal

      For any Distribution Date, the "Pass-Through Rate" for each class of Principal Certificates will be a per annum rate as set forth below:

            (a) for the Class A-1 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (b) for the Class A-2 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (c) for the Class A-3 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (d) for the Class M-1 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (e) for the Class M-2 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (f) for the Class M-3 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (g) for the Class M-4 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (h) for the Class M-5 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (i) for the Class M-6 certificates equal to the lesser of
      (1) One-Month LIBOR plus [___]% ([___]% after the

            (j) for the Class B-1 certificates equal to the lesser of (1) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (k) for the Class B-2 certificates equal to the lesser of (1) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (1) for the Class B-3 certificates equal to the lesser of (1) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap;

            (m) for the Class B-4 certificates equal to the lesser of (1) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap; and

            (n) for the Class B-5 certificates equal to the lesser of (1) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-Up Call is exercisable) and (2) the WAC Cap.

      The "WAC Cap" for any Distribution Date will be a per annum rate equal to the product of (i) with respect to the LIBOR Certificates, 30 divided by the actual number of days in the applicable Interest

Accrual Period, and with respect to the Fixed Rate Certificates, 1, and (ii) (A) the weighted average of the interest rates on the mortgage loans (in each case, less the Expense Fee Rate) in effect at the beginning of the related Due Period on the mortgage loans, and (B) less, solely for the purposes of calculating the WAC Cap for the LIBOR Certificates, Net Swap Payments, if any, for that Distribution Date, and certain Swap Termination Payments owed to the Swap Provider, if any, for that Distribution Date, divided by the Class Certificate Balance of the LIBOR Certificates at the beginning of the related Due Period, multiplied by 12.

      On each Distribution Date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

      On each Distribution Date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

            (i) to the holders of each class of Principal Certificates and to the Supplemental Interest Trust in the following order of priority:

            (a) to the Supplemental Interest Trust, the sum of (x) all Net Swap Payments, if any, and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

            (b) from Interest Remittance Amount to the Class A-1, Class A-2 and Class A-3 certificates, their Accrued Certificate Interest and any Unpaid Interest Amount allocated pro rata based on their respective entitlements to those amounts;

            (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class;

            (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class;

            (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class;

            (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class;

            (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class;

            (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class;

            (i) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class;

            (j) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class;

            (k) from any remaining Interest Remittance Amounts, to the Class B-3 certificates, the Accrued Certificate Interest for that class;

            (l) from any remaining Interest Remittance Amounts, to the Class B-4 certificates, the Accrued Certificate Interest for that class; and

            (m) from any remaining Interest Remittance Amounts, to the Class B-5 certificates, the Accrued Certificate Interest for that class.

            (ii) (A) on each Distribution Date (a) prior to the Stepdown Date or
      (b) with respect to which a Trigger Event is in effect, to the holders of the class or classes of Principal Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

            (a) sequentially, to the Class A-1, Class A-2 and Class A-3 certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

            (b) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

      (B) on each Distribution Date (a) on or after the Stepdown Date and (b) so long as a Trigger Event is not in effect, to the holders of the class or classes of Principal Certificates then entitled to distributions of principal as set forth below an amount equal to the Principal Distribution Amount in the following amounts and order of priority:

            (a) sequentially, to the Class A-1, Class A-2 and Class A-3 certificates, in that order, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, until their respective Class Certificate Balances are reduced to zero;

            (b)   to the Class M-1 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (c)   to the Class M-2 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above and to the Class M-1 certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (d)   to the Class M-3 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, and to the Class M-2 certificates in clause (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (e)   to the Class M-4 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause (ii)(B)(d) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (f)   to the Class M-5 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above and to the Class M-4 certificates in clause (ii)(B)(e) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (g)   to the Class M-6 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above and to the Class M-5 certificates in clause (ii)(B)(f) above and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (h)   to the Class B-1 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause (ii)(B)(g) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (i)   to the Class B-2 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class B-1 certificates in clause (ii)(B)(h) above, and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (j)   to the Class B-3 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class B-1 certificates in clause (ii)(B)(h) above and to the Class B-2 certificates in clause (ii)(B)(i) above, and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

            (k)   to the Class B-4 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class B-1 certificates in clause (ii)(B)(h) above, to the Class B-2 certificates in clause (ii)(B)(i) above and to the Class B-3 certificates in clause (ii)(B)(j) above, and (y) the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

            (l)   to the Class B-5 certificates, the lesser of (x) the excess of
                  (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class B-1 certificates in clause (ii)(B)(h) above, to the Class B-2 certificates in clause (ii)(B)(i) above, to the Class B-3 certificates in clause (ii)(B)(j) above and to the Class B-4 certificates in clause (ii)(B)(k) above and (y) the Class B-5

                  Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

            (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority:

            (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

            (b) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

            (c) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

            (d) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

            (e) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

            (f) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

            (g) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

            (h) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

            (i) to the holders of the Class B-3 certificates, any Unpaid Interest Amount for that class;

            (j) to the holders of the Class B-4 certificates, any Unpaid Interest Amount for that class;

            (k) to the holders of the Class B-5 certificates, any Unpaid Interest Amount for that class;

            (l) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;

            (m) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the Principal Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

            (n) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

            (o) if a 40-Year Trigger Event is in effect, any remaining amounts, sequentially, to the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual Overcollateralization Amount for such Distribution Date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective Class Certificate Balances have been reduced to zero;

            (p) to the Class CE certificates, those amounts of interest and principal as set forth in the pooling and servicing agreement; and

            (q) to the holders of the Class R and Class R-X certificates, any remaining amount as set forth in the pooling and servicing agreement.

      Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after distribution of such amount to the Class A Certificates will be included as part of the distributions pursuant to clause

(ii)(B) above. In addition, notwithstanding the foregoing allocation of principal to the Class A certificates, from and after the Distribution Date on which the aggregate Class Certificate Balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 certificates and the principal balance of the Class CE certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be allocated pro rata to the Class A certificates, based on their respective Class Certificate Balances, until their Class Certificate Balances have been reduced to zero.

      On each Distribution Date, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period, as set forth in the pooling and servicing agreement.

      If on any Distribution Date, after giving effect to all distributions of principal as described above and allocations of payments from the Supplemental Interest Trust to pay principal as described under "--Supplemental Interest Trust" below, the aggregate Class Certificate Balance of the Principal Certificates exceeds the sum of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, the Class Certificate Balance of the applicable Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 certificates will be reduced, in inverse order of seniority (beginning with the Class B-5 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that was previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable class of certificates). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

      On any Distribution Date, any shortfalls resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) from the servicer will be allocated first to reduce the amounts otherwise distributable on the Class CE certificates, and thereafter as a reduction to the Accrued Certificate Interest for the Principal Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. The holders of those certificates will not be entitled to reimbursement for the allocation of any of those shortfalls described in the preceding sentence.

Supplemental Interest Trust

      On any Distribution Date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into a trust account (the "Supplemental Interest Trust") established by the trustee as part of the trust fund. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

            (i) to the Swap Provider, the sum of (x) all Net Swap Payments and
            (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

            (ii) to the holders of the Principal Certificates, to pay principal as described in clause (ii)(A) and clause (ii)(B) in the fourth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to restore, as a result of current or prior Realized Losses not previously reimbursed, the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

            (iii) to the holders of the LIBOR Certificates, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause (iii) in the fourth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (iv) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

            (v) to the holders of the Class CE certificates, any remaining amounts.

     The Supplemental Interest Trust will not be an asset of any REMIC.

Calculation of One-Month LIBOR

      On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

      The "Basis Risk Payment" for any Distribution Date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, with respect to any Distribution Date, the payment cannot exceed the amount of Available Funds otherwise distributable on the Class CE certificates or payable from the Supplemental Interest Trust.

      The sum of (x) the excess of (i) the amount of interest that a class of Principal Certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the WAC Cap, over (ii) the amount of interest that class of certificates received on that Distribution Date based on the WAC Cap and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the WAC Cap) is the "Basis Risk Carry Forward Amount" for those classes of certificates.

      Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account and, with respect to the LIBOR Certificates, the Supplemental Interest Trust with respect to such Distribution Date (each as and to the extent described in this prospectus supplement). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

      In the event the Class Certificate Balance of any class of Principal Certificates is reduced because of Applied Realized Loss Amounts (and is not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution, except to the extent that the Class Certificate Balance is increased as a result of any Subsequent Recovery. The ratings on the Offered Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

      Pursuant to the pooling and servicing agreement, an account (referred to as the "Excess Reserve Fund Account") will be established, which is held in trust, as part of the trust fund, by the trustee. The

Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the Principal Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts (without regard to Net Swap Receipts) that would otherwise be paid to the Class CE certificates. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable Distribution Date. Any Basis Risk Carry Forward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Supplemental Interest Trust in the priority specified in "--Supplemental Interest Trust" above.

Interest Rate Swap Agreement

      On the closing date, the trust will enter into an interest rate swap agreement with a counterparty that has a counterparty rating of at least "Aa3" from Moody's and a credit rating of at least "AA-" from S&P (or has a guarantor that has such ratings), as swap provider (the "Swap Provider").

      Under the interest rate swap agreement, with respect to the first 60 Distribution Dates, the trust will pay to the Swap Provider fixed payments at a rate of 5.10% per annum, and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to the scheduled notional amount set forth on Annex II to this prospectus supplement. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 60 Distribution Dates, amounts otherwise available to certificateholders will be applied on such Distribution Date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 Distribution Dates, the Swap Provider will owe a net payment to the trust on the business day preceding such Distribution Date (each, a "Net Swap Receipt").

      All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable Distribution Date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable Distribution Date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicer and the trustee, and the trust shall pay to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

      A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

      The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of Default under the interest rate swap agreement include, among other things, the following:

      o     failure to pay,

      o     bankruptcy and insolvency events, and

      o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

      Early termination events under the interest rate swap agreement include, among other things:

      o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

      o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

      o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

      o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders, and

      o     upon the exercise of the Optional Clean-up Call.

      "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality, a tax event or a tax event upon merger of the Swap Provider) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

      In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) either of the rating agencies downgrades the Swap Provider below the Required Swap Counterparty Rating (but the Swap Provider has a rating of at least "BBB-" or "A-3," if applicable, by S&P, and
(y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

            (1) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

            (2) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the trust pursuant to the ISDA Credit Support Annex, attached to the interest rate swap agreement;

            (3) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of such Swap Provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

            (4) within the time period specified in the interest rate swap agreement with respect to such downgrade, such Swap Provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

      It shall also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has a rating of less than "BBB-" or "A-3," if applicable, by S&P and within the time period specified in the interest rate swap agreement, such Swap Provider, while collateralizing its exposure to the trust, fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event").

      Finally, it may also be an additional termination event under the interest rate swap agreement if it is determined at any time that the issuing entity is required for purposes of compliance with Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. ss.ss.229.1100-229.1123 ("Regulation AB"), to disclose any financial data relating to the Swap Provider and the Swap Provider fails to provide such financial data. If such a determination is made, the Swap Provider will be permitted a reasonable period of time to select a successor Swap Provider at the sole cost and expense of the terminated swap provider. If no such successor is provided, the Swap Provider will be required to pay any applicable Defaulted Swap Termination Payment.

      Notwithstanding the foregoing, in the event that the trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then the trustee will be required to deposit the Swap Termination Payment into the reserve account that is a sub-account of the Supplemental Interest Trust. On each subsequent Distribution Date (so long as funds are available in the reserve account), the trustee will be required to withdraw from the reserve account and deposit into the Supplemental Interest Trust an amount equal to the amount of any Net Swap Receipt due the trust (calculated in accordance with the terms of the original interest rate swap agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Supplemental Interest Trust. The remaining amount in the reserve account will remain in that account and not treated as a Swap Termination Payment for purposes of determining the distributions from the Supplemental Interest Trust until the final Distribution Date. We cannot assure you that the amount of the Swap Termination Payment deposited into the reserve account will be sufficient to enable the trustee to pay each Net Swap Receipt that would have otherwise been payable by the Swap Provider on each subsequent Distribution Date.

      If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

      On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement,
(ii) the Swap Provider may, subject to certain limitations on assignment set forth in the interest rate swap agreement, assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

      The interest rate swap agreement is scheduled to terminate by its terms following the Distribution Date in March 2011 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

      The Significance Percentage of the interest rate swap agreement will be less than 10% as of the closing date. The Significance Percentage is calculated by reference to the "Significance Estimate" of the interest rate swap agreement which is determined based on a reasonable good faith estimate of maximum probable exposure represented by the interest rate swap agreement made in substantially the same manner as that used in the sponsor's internal risk management process in respect of similar instruments. The "Significance Percentage" is the percentage that the amount of the Significance Estimate represents of the aggregate Class Certificate Balance of the LIBOR Certificates.

Overcollateralization Provisions

      The Total Monthly Excess Spread, if any, on any Distribution Date may be applied as an accelerated payment of principal of the Principal Certificates, to the limited extent described below. Any such application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the Principal Certificates or paid to the Supplemental Interest Trust as described above on any Distribution Date will be paid to the holders of the Class CE certificates and will not be available on any future Distribution Date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts, Basis Risk Carry Forward Amounts or Applied Realized Loss Amounts.

      With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Class Certificate Balance of the Principal Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that Distribution Date) is the "Overcollateralized Amount" as of that Distribution Date. The pooling and servicing agreement will require that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Overcollateralized Amount exceeds the Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "Overcollateralization Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Overcollateralized Amount with respect to a Distribution Date is the "Specified Overcollateralized Amount" and is set forth in the definition of Specified Overcollateralized Amount in the "Glossary of Terms" in this prospectus supplement. As described above, the Specified Overcollateralized Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event occurs, the Specified Overcollateralized Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount.

      In the event that a Specified Overcollateralized Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that an Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the Principal Certificates on that Distribution Date will be distributed to the holders of the Class CE certificates on that Distribution Date (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the Principal Certificates) until the Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the Principal Certificates relative to the amortization of the mortgage loans, and of reducing the related Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on that Distribution Date over (b) the Specified Overcollateralized Amount is the "Excess Overcollateralized Amount" with respect to that Distribution Date. If, on any Distribution Date, the Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Overcollateralized Amount is or would be greater than the related Specified Overcollateralized Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the Principal Certificates on that Distribution Date will instead be distributed to the holders of the Class CE certificates (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the Principal Certificates or a Defaulted Swap Termination Payment to the Swap Provider or amounts payable to the Principal Certificates if a 40-Year Trigger Event is in effect) in an amount equal to the lesser of (x) the Excess Overcollateralized Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Overcollateralization Reduction Amount" for that Distribution Date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a Distribution Date after the amount necessary to make all payments of interest and principal to the Principal Certificates and all amounts required to be paid to the Swap Provider on that Distribution Date (other than Defaulted Swap Termination Payments).

Reports to Certificateholders

      On each Distribution Date the trustee will make available to each holder of a certificate a distribution report, based on information provided to the trustee by the servicer and the swap provider, containing the following:

      o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds in that distribution;

      o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such distribution date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such distribution date;

      o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

      o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such distribution date;

      o the aggregate Stated Principal Balance of the mortgage loans for the following distribution date;

      o the amount of the expenses and fees paid to or retained by the servicer and paid to or retained by the trustee with respect to such distribution date, in each case, identifying the general purpose of such fees;

      o the Pass-Through Rate for each such class of certificates with respect to such distribution date;

      o the amount of advances included in the distribution on such distribution date and the aggregate amount of advances reported by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such distribution date;

      o the number and aggregate outstanding principal balances of mortgage loans (1) as to which the scheduled payment is Delinquent 31 to 60 days, 61 to 90 days and 91 days or greater, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

      o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the Determination Date preceding such distribution date and the date of acquisition of the REO properties;

      o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the Determination Date preceding such distribution date;

      o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all mortgage loans 60 or more days delinquent);

      o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such distribution date);

      o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such distribution date;

      o the amount of any Net Monthly Excess Cash Flow on such distribution date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

      o     the Overcollateralized Amount and Specified Overcollateralized
            Amount;

      o     Prepayment Premiums collected by the servicer;

      o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

      o     the amount distributed on the Class CE certificates;

      o     the amount of any Subsequent Recoveries for such distribution date;

      o     the Record Date for such distribution date;

      o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term.

      The trustee will make available the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at http://www.usbank.com/mbs and assistance in using the website can be obtained by calling the trustee's investor relations desk at (800) 934-6802. The trustee will also make available on its website any reports on Forms 10-D, 10-K and 8-K that have been filed with respect to the issuing entity through the EDGAR system.

                       THE POOLING AND SERVICING AGREEMENT

General

      Litton Loan Servicing LP will act as the servicer of the mortgage loans under the pooling and servicing agreement. See "The Servicer" in this prospectus supplement.

      In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the pooling and servicing agreement.

Subservicers

      The servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, as set forth in the pooling and servicing agreement, no subservicing agreement will generally take effect until 30 days after written notice is received by both the trustee and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the servicer, for any reason, is no longer a servicer (including termination due to a servicer event of default).

      The servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans in accordance with the provisions of the pooling and servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering the mortgage loans. The servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the servicer's compensation is sufficient to pay the subservicer fees.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

      As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of each mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, the servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, Prepayment Interest Excess, any late payment charges, modification fees, assumption fees and other similar items. The servicer will also be entitled to withdraw from the collection account and any escrow account (to the extent permitted by applicable law and the mortgage loan documents) any net interest or other income earned on deposits in those accounts. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses except as specifically provided in the pooling and servicing agreement.

      As compensation for its activities under the pooling and servicing agreement, the trustee will be entitled, with respect to each mortgage loan, to a trustee fee. The fee will be an amount equal to one-twelfth of the fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the trustee fee, the trustee will be entitled to any net interest or other income earned on deposits in the distribution account.

P&I Advances and Servicing Advances

      The servicer (including the trustee as successor servicer and any other successor servicer, if applicable) is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan (other than balloon loans), subject to its determination that such advance would be recoverable. The servicer is not required to make P&I Advances of principal on second-lien mortgage loans and will not make P&I Advances of principal on REO Properties. With respect to balloon loans, as to which the balloon payment is not made when due, the servicer will advance an amount equal to the assumed monthly payment that would have been due on the related due date based on the original principal amortization schedule for such balloon loan. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the trust. The servicer may reimburse itself for any P&I Advances from amounts held in the collection account; provided, however, the servicer will be required to replace such funds in the collection account prior to the next distribution date on which such funds are required to be distributed. The servicer (including the trustee as successor servicer and any other successor servicer, if applicable) will advance its own funds, or funds in the collection account that are not included in Available Funds for such distribution date, to make P&I Advances if the servicer fails to do so, subject to its own recoverability determination and as required under the pooling and servicing agreement. The servicer will not be required to make any P&I Advances with respect to reductions in the amount of monthly payments due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

      The servicer is required to advance amounts with respect to the mortgage loans serviced by it, subject to the servicer's determination that such advance would be recoverable, constituting reasonable "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration, inspection and protection of the mortgaged property,

      o     enforcement or judicial proceedings, including foreclosures, and

      o certain other customary amounts described in the pooling and servicing agreement.

      These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from the trust.

      The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement, including from the collection of principal and interest on the mortgage loans that is not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Subsequent Recoveries, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from the collection account. In addition, the servicer may reimburse itself from amounts in the collection account for any prior P&I Advances or servicing advances that have not been reimbursed at the time a mortgage loan was modified.

      The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), that P&I Advance or servicing advance would not ultimately be recoverable.

      The pooling and servicing agreement will provide that the servicer or the trustee on behalf of the issuing entity may enter into a facility with any person that (i) provides that such person may fund P&I Advances and/or servicing advances, although no such facility will reduce or otherwise affect the servicer's obligation to fund such P&I Advances and/or servicing advances and
(ii) the pooling and servicing agreement may be amended without the consent of the certificateholders to provide for such a facility.

Pledge and Assignment of Servicer's Rights

      On the Closing Date, the servicer may pledge and assign some or all of its right, title and interest in, to and under the Pooling and Servicing Agreement to one or more lenders (each, a "Servicing Rights Pledgee") selected by the servicer, including JPMorgan Chase Bank, N.A., as the representative of certain lenders. In the event that a servicer event of default (as defined below) occurs, the trustee and the Depositor have agreed to the appointment of a Servicing Rights Pledgee or its designee as the successor servicer, provided that at the time of such appointment the Servicing Rights Pledgee or such designee meets the requirements of a successor servicer described in the Pooling and Servicing Agreement (including being acceptable to the Rating Agencies) and that the Servicing Rights Pledgee or such designee agrees to be subject to the terms of the Pooling and Servicing Agreement. Under no circumstances will JPMorgan Chase Bank, N.A be required to act as a backup servicer.

Prepayment Interest Shortfalls

      In the event of any voluntary principal prepayment in full on any mortgage loan during any Prepayment Period (excluding any payments made upon liquidation of any mortgage loan), the servicer will be obligated to pay, by no later than the Servicer Remittance Date in the following month, compensating interest, without any right of reimbursement, for the amount of shortfalls in interest collections resulting from such voluntary principal prepayments in full. The amount of compensating interest payable by the servicer will be equal to the difference between the interest paid by the applicable mortgagors for that month in connection with the prepayment in full and thirty days' interest on the related mortgage loans, but only to the extent of one-half of the servicing fee payable to that servicer for that distribution date ("Compensating Interest").

Servicer Reports

      On a date preceding the applicable Distribution Date, the servicer is required to deliver to the trustee and the depositor a servicer remittance report setting forth the information as required by the pooling and servicing agreement to enable the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that Distribution Date delivered by the trustee. The servicer is required to deliver to the depositor, the trustee and the rating agencies by not later than March 15th of each year, starting in 2007, an officer's certificate stating that:

      o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the pooling and servicing agreement in all material respects for such year, or, if there has been a failure to fulfill of any such obligation, specifying each failure known to such officer and the nature and status of such failure.

      In addition, on or prior to March 15th of each year (in which the trust is required to file a Form 10-K), starting in 2007, the servicer, the custodian and the trustee will be required to deliver to the depositor an assessment of compliance with servicing criteria that contains the following:

      o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

      o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

      Each party that is required to deliver an assessment of compliance will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this prospectus supplement.

      The trustee and the custodian will have no obligation to provide for such reports if the issuing entity is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

Collection and Other Servicing Procedures

      The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

      The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan,
(ii) accepting the deed to the related mortgaged property in lieu of foreclosure, (iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the final scheduled distribution date for the Principal Certificates.

      The servicer will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

      If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

      Any fee collected by the servicer for entering into an assumption or modification agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption or modification, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Legal Aspects of the Loans--Due-On-Sale Clauses" in the prospectus.

Hazard Insurance

      The servicer is required to cause to be maintained for each mortgaged property securing a first lien mortgage loan a hazard insurance policy which contains a standard mortgagee's clause with coverage in an amount equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis or
(ii) the unpaid principal balance of the mortgage loan, in each case in an amount not less than such amount as is necessary to prevent the mortgagor and/or the mortgagee from becoming a co-insurer. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy in accordance with the pooling and servicing agreement, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive.

      The hazard insurance policies covering the mortgaged properties typically contain a co insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

      The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement. However, the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer. In addition, the servicer may write off any second lien mortgage loan that is delinquent by 180 days or more.

Optional Repurchase of Delinquent Mortgage Loans

      The servicer, or an affiliate of the servicer, has the option, but is not obligated, to purchase from the trust any mortgage loan that is 120 days or more Delinquent subject to certain terms and conditions set forth in the pooling and servicing agreement. The purchase price will be 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the servicer related to the mortgage loan.

Removal and Resignation of the Servicer

      The trustee may, and the trustee is required to at the direction of the majority of voting rights in the certificates, remove the servicer upon the occurrence and continuation beyond the applicable cure period of any event described in clauses (a) through (g) below. Each of the following constitutes a "servicer event of default":

            (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or trustee or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, or the breach of any representation and warranty set forth in the pooling and servicing agreement to be true and correct, which continues unremedied for a period of thirty days after the earlier of (i) the date on which written notice of such failure or breach, as applicable, requiring the same to be remedied, is given to the servicer by the depositor or trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates, and
      (ii) actual knowledge of such failure by a servicing officer of the servicer; provided, however, that in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the servicer, the cure period may be extended for an additional 30 days upon delivery by the servicer to the trustee of a certificate to the effect that the servicer believes in good faith that the failure or breach can be cured within such additional time period and the servicer is diligently pursuing remedial action; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of sixty days; or

            (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

            (e) the servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

            (g) certain servicing performance criteria as set forth in the pooling and servicing agreement are not satisfied as of any Distribution Date.

      Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers and subject to the rights of the Servicing Rights Pledgee, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

      Pursuant to the terms of the pooling and servicing agreement, upon removal or resignation of the servicer, subject to the rights of the Servicing Rights Pledgee, the trustee will become the successor servicer or will appoint a successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. The trustee, as successor servicer, will be obligated to assume the other responsibilities, duties and liabilities of the predecessor servicer as soon as practicable, but in no event later than 90 days after the trustee has notified the predecessor servicer that it is being terminated. If, however, the trustee is unwilling or unable to act as successor servicer, or the holders of the certificates entitled to a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of not less than $30,000,000 as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

      Any successor to the servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as servicer, to maintain in force the insurance policy or policies that the servicer is required to maintain.

      The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the Principal Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

      The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses, without reimbursement from the trust fund, to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer without reimbursement from the trust fund. In the event the terminated servicer defaults in its obligations to pay such costs, the successor servicer will be obligated to pay such costs but will be entitled to reimbursement for such costs from the trust fund or if the successor servicer fails to pay, the trustee will pay such costs from the trust fund.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

      The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

      The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, the servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the trust by any state in which the trustee or the trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or the servicer may remove the trustee and appoint a successor trustee.

      The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

      Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

      The servicer, or an affiliate of the servicer, may, at its option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date (the right to exercise such purchase being referred to as the "Optional Clean-up Call"). The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the appraisal completed by an independent appraiser selected by the party exercising the right to purchase the mortgage loans at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate and (iii) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider. Any such purchase of the mortgage loans would result in the final distribution on the Principal Certificates on such Distribution Date.

      The trust also is required to terminate upon either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or
(ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement. However, that in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

      The pooling and servicing agreement requires the servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the trust fund other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify
(a) the distribution date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and
(d) that the Record Date otherwise applicable to such distribution date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

      In the event a notice of final distribution is given, the servicer will be required to remit all funds in the collection account to the trustee for deposit in the distribution account on the business day prior to the applicable distribution date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the trust fund and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release to the servicer or its designee the mortgage loan files.

      Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Class R certificateholders, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

      In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the trust fund. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class R certificateholders will be entitled to all unclaimed funds and other assets of the trust fund.

Amendment

      The pooling and servicing agreement may be amended from time to time by the depositor, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in the pooling and servicing agreement, or to add to the duties of the depositor, the servicer or the trustee, to comply with any requirements in the Code or Regulation AB (17 CFR 229.1122). The pooling and servicing agreement may also be amended to add or modify any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any certificateholder, as evidenced by
(i) an opinion of counsel delivered to the trustee, obtained at the expense of the party requesting the amendment, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

      The pooling and servicing agreement may be amended from time to time by the depositor, the sponsor, the servicer and the trustee, and holders of certificates evidencing percentage interests aggregating not less than 66% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

Certain Matters Regarding the Depositor, the Servicer and the Trustee

      The pooling and servicing agreement provides that none of the depositor, the servicer, the trustee nor any of their directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment, provided that none of the depositor, the servicer or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

      The depositor, the servicer, the trustee and any director, officer, employee, affiliate or agent of the depositor, the servicer or the trustee will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or the certificates, or any unanticipated or extraordinary expense other than any loss, liability or expense incurred by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

      None of the depositor, the servicer or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer and the trustee, as applicable, may undertake any action that any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and
(ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

      The prepayment model used in this prospectus supplement represents an assumed rate of prepayment ("Prepayment Assumption") each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. With respect to the adjustable rate mortgage loans, the 100% Prepayment Assumption assumes a constant prepayment rate ("CPR") of 5% per annum in the mortgage loan's first month, increasing to 30% per annum in month 12 (approximately 2.273% per annum increase per month) and a CPR remaining at 30% per annum through month 24, then 60% CPR for the next 3 months, then 35% CPR thereafter. With respect to the fixed rate mortgage loans, the 100% Prepayment Assumption assumes a CPR of 5% per annum in the mortgage loan's first month, increasing to 24% per annum in month 12 (approximately 1.727% per annum increase per month) and a CPR remaining at 24% per annum afterwards.

      Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

      Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions, which collectively are the structuring assumptions ("Structuring Assumptions"):

      o     the closing date for the certificates occurs on April 6, 2006;

      o distributions on the certificates are made on the 25th day of each month, commencing in April 2006, regardless if such day is a business day, in accordance with the priorities described in this prospectus supplement;

      o the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Prepayment Assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the Optional Clean-up Call is not exercised (except with respect to the weighted average life to call where the Optional Clean-up Call is assumed to be exercised when it is first exercisable);

      o the Specified Overcollateralized Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

      o all adjustable-rate mortgage loans are indexed to the Six-Month LIBOR Index;

      o with respect to each adjustable-rate mortgage loan, (a) the interest rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the applicable Index (subject to the applicable periodic rate caps and maximum and minimum interest rates), (b) the Six-Month LIBOR Loan Index remains constant at 5.110%, and (d) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment, except in the case of the interest-only mortgage loans during the interest-only period;

      o following the next Adjustment Date, all adjustable-rate mortgage loans are assumed to adjust every six months;

      o     the Expense Fee Rate is 0.5100%;

      o     One-Month LIBOR remains constant at 4.854%;

      o     no Swap Termination Payments are paid or received by the trust;

      o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

      o scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month prior to the calendar month in which the closing date occurs;

      o     prepayment speeds capped at 85% CPR for all scenarios;

      o the initial Class Certificate Balance of each class of certificates is as set forth in this prospectus supplement;

      o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement; and

      o the assumed mortgage loans have the approximate characteristics described below:


                                                                              Months
                       Remaining     Remaining                                to Next     Cut-off
                     Amortization     Term to                                  Rate      Date Gross               Initial
     Principal           Term         Maturity     Loan Age                  Adjustment   Mortgage     Gross      Periodic
    Balance ($)        (Months)       (Months)     (Months)      Index         Date       Rate (%)    Margin (%)   Cap (%)
   1,550,919.44           357           357          3         LIBOR_6MO         9         7.52279     5.50816      2.00000
     659,645.96           356           356          4         LIBOR_6MO         8         6.67284     5.99000      2.00000
     266,647.39           358           358          2         LIBOR_6MO        10         8.84000     5.25000      2.00000
     194,859.24           356           356          4         LIBOR_6MO         8         8.90000     5.99000      2.00000
   1,020,469.99           357           357          3         LIBOR_6MO         9         8.04452     5.59792      2.00000
      70,650.97           118           118          2             -             -         7.87500        -           -
      63,866.79           117           117          3             -             -         7.00000        -           -
     791,565.05           177           177          3             -             -         7.53404        -           -
      89,269.79           177           177          3             -             -         8.82500        -           -
     117,643.63           179           179          1             -             -         7.50000        -           -
      89,436.59           178           178          2             -             -         7.12500        -           -
      40,665.11           177           177          3             -             -         8.75000        -           -
     191,900.80           178           178          2             -             -         8.67430        -           -
     176,344.51           176           176          4             -             -        10.38201        -           -
     511,390.44           177           177          3             -             -         7.53493        -           -
     259,855.98           177           177          3             -             -         8.28197        -           -
   1,035,726.14           176           176          4             -             -         7.52164        -           -
  28,569,567.10           357           357          3         LIBOR_6MO        21         8.54442     6.71271      2.73811
     174,853.83           357           357          3         LIBOR_6MO        21         8.12500     7.62500      3.00000
   1,456,307.44           357           357          3         LIBOR_6MO        21         9.00432     7.76350      2.23011
     967,850.87           357           357          3         LIBOR_6MO        21         8.95860     7.70061      2.17440
     143,773.83           357           357          3         LIBOR_6MO        21         9.24000     5.25000      3.00000
   2,363,242.18           357           357          3         LIBOR_6MO        21         7.93781     6.81095      2.48114
   3,571,133.20           357           357          3         LIBOR_6MO        21         8.99511     7.86324      2.51370
     328,926.65           357           357          3         LIBOR_6MO        21         8.90000     6.87500      3.00000
     822,969.57           356           356          4         LIBOR_6MO        20         7.29378     5.79378      1.50000
     348,547.80           358           358          2         LIBOR_6MO        22         7.94996     6.94996      3.00000
   6,275,916.70           357           357          3         LIBOR_6MO        21         8.77579     6.37062      2.96422
     516,408.87           357           357          3         LIBOR_6MO        21         8.27618     7.27618      2.00000
  12,093,184.94           357           357          3         LIBOR_6MO        21         8.21392     6.74620      2.85995
   4,406,438.52           357           357          3         LIBOR_6MO        21         8.37460     7.40336      2.07999
     129,796.71           356           356          4         LIBOR_6MO        20         9.60500     8.10500      1.50000
   1,802,088.28           357           357          3         LIBOR_6MO        21         8.78762     7.00352      2.68674
     738,540.58           356           356          4         LIBOR_6MO        20         7.66617     6.37895      2.17193
     195,793.85           358           358          2         LIBOR_6MO        22         9.20000     5.25000      3.00000
     207,692.22           356           356          4         LIBOR_6MO        20         8.00622     6.17957      3.00000
  12,933,300.23           357           357          3         LIBOR_6MO        21         8.16002     6.72436      2.72229
     256,877.61           355           355          5         LIBOR_6MO        19         9.29000     7.79000      1.50000
     299,479.94           357           357          3         LIBOR_6MO        21         8.97760     6.32794      3.00000
     262,329.62           356           356          4         LIBOR_6MO        20         8.33363     7.03469      3.00000
     215,592.03           358           358          2         LIBOR_6MO        22         7.40000     5.90000      3.00000
     142,895.53           357           357          3         LIBOR_6MO        21         7.87500     6.87500      3.00000
   2,046,489.83           357           357          3         LIBOR_6MO        21         8.46719     6.51741      2.88925
   1,742,966.40           357           357          3         LIBOR_6MO        21         7.93568     6.89153      2.21540
     441,988.63           357           357          3         LIBOR_6MO        21         9.03394     7.20942      3.00000
  55,510,010.83           357           357          3         LIBOR_6MO        21         8.08104     7.00418      2.38874
      73,741.41           358           358          2         LIBOR_6MO        22        10.12500     7.87500      3.00000
   1,932,828.67           356           356          4         LIBOR_6MO        20         8.23905     6.86484      1.50000
   3,497,699.60           357           357          3         LIBOR_6MO        21         7.58902     6.33757      2.93864
   1,063,958.07           358           358          2         LIBOR_6MO        22         8.56307     7.72024      3.00000






                                  Gross        Gross      Original
                                Lifetime     Lifetime    Interest-
     Principal      Periodic     Maximum       Floor     Only Term
    Balance ($)      Cap (%)    Rate (%)     Rate (%)    (Months)(2)
   1,550,919.44       1.21662   14.52279      7.52279        0
     659,645.96       1.50000   13.67284      6.67284        0
     266,647.39       1.00000   15.84000      8.84000        0
     194,859.24       1.50000   15.90000      8.90000        0
   1,020,469.99       1.23508   14.80291      8.04452        0
      70,650.97         -           -            -           0
      63,866.79         -           -            -           0
     791,565.05         -           -            -           0
      89,269.79         -           -            -           0
     117,643.63         -           -            -           0
      89,436.59         -           -            -           0
      40,665.11         -           -            -           0
     191,900.80         -           -            -           0
     176,344.51         -           -            -           0
     511,390.44         -           -            -           0
     259,855.98         -           -            -           0
   1,035,726.14         -           -            -           0
  28,569,567.10       1.18451   15.01120      8.22870        0
     174,853.83       1.00000   13.12500      8.12500        0
   1,456,307.44       1.00000   15.23443      8.95637        0
     967,850.87       1.00000   14.95860      8.26842        0
     143,773.83       2.00000   16.24000      9.24000        0
   2,363,242.18       1.00000   13.98557      7.51858        0
   3,571,133.20       1.00000   15.02197      8.51936        0
     328,926.65       1.00000   14.90000      8.90000        0
     822,969.57       1.50000   14.29378      7.29378        0
     348,547.80       1.00000   14.94996      6.94996        0
   6,275,916.70       1.42643   15.55925      8.60739        0
     516,408.87       1.00000   14.27618      7.65250        0
  12,093,184.94       1.06406   14.60726      8.08340        0
   4,406,438.52       1.00000   14.37460      8.00542        0
     129,796.71       1.50000   16.60500      9.60500        0
   1,802,088.28       1.00000   15.33456      8.64025        0
     738,540.58       1.27602   14.21822      7.20702        0
     195,793.85       2.00000   16.20000      9.20000        0
     207,692.22       1.00000   14.36243      8.00622        0
  12,933,300.23       1.04249   14.39856      7.94129        0
     256,877.61       1.50000   16.29000      9.29000        0
     299,479.94       1.44972   15.42732      8.97760        0
     262,329.62       1.00000   14.33363      8.33363        0
     215,592.03       1.00000   13.40000      7.40000        0
     142,895.53       1.00000   13.87500      6.87500        0
   2,046,489.83       1.16442   14.63162      8.41042        0
   1,742,966.40       1.00000   13.93568      7.58828        0
     441,988.63       1.00000   15.03394      9.03394        0
  55,510,010.83       1.00661   14.10156      7.80965        0
      73,741.41       1.00000   16.12500     10.12500        0
   1,932,828.67       1.50000   15.23905      8.23905        0
   3,497,699.60       1.00000   14.52156      6.48838        0
   1,063,958.07       1.00000   14.56307      8.56307        0


                                                                              Months
                       Remaining     Remaining                                to Next     Cut-off
                     Amortization     Term to                                  Rate      Date Gross               Initial
     Principal           Term         Maturity     Loan Age                  Adjustment   Mortgage     Gross      Periodic
    Balance ($)        (Months)       (Months)     (Months)      Index         Date       Rate (%)    Margin (%)   Cap (%)
  66,858,353.05           357           357          3         LIBOR_6MO        21         8.00998     6.23536      2.86544
     170,206.01           356           356          4         LIBOR_6MO        20         7.67500     6.67500      3.00000
   4,190,703.16           357           357          3         LIBOR_6MO        21         8.60018     6.53574      2.89997
     190,706.04           357           357          3         LIBOR_6MO        21         7.91500     6.91500      3.00000
     314,334.49           355           355          5         LIBOR_6MO        19         8.78647     7.28647      1.50000
   1,478,364.37           357           357          3         LIBOR_6MO        21         8.57251     6.48308      3.00000
     192,529.22           358           358          2         LIBOR_6MO        22         8.79000     5.99000      3.00000
   1,440,930.47           357           357          3         LIBOR_6MO        21         7.74958     6.69977      2.80058
     197,561.59           356           356          4         LIBOR_6MO        20         8.99000     7.49000      1.50000
     179,649.43           357           357          3         LIBOR_6MO        21         8.47500     7.47500      3.00000
     214,355.92           354           354          6         LIBOR_6MO        18         9.52500     8.52500      3.00000
      87,373.11           356           356          4         LIBOR_6MO        20         8.22500     7.22500      3.00000
     110,610.70           358           358          2         LIBOR_6MO        22         9.75000     7.28000      3.00000
   1,352,007.70           357           357          3         LIBOR_6MO        21         7.55729     6.55729      2.53569
     764,894.47           355           355          5         LIBOR_6MO        19         8.72197     7.22197      1.50000
     281,004.43           357           357          3         LIBOR_6MO        21         8.69674     7.69674      3.00000
   5,639,242.98           357           357          3         LIBOR_6MO        21         7.85618     5.89567      3.00000
     313,641.14           356           356          4         LIBOR_6MO        20         7.99000     6.49000      1.50000
     123,589.03           356           356          4         LIBOR_6MO        20         6.99000     5.49000      1.50000
     962,819.86           478           478          2         LIBOR_6MO        22         8.58441     7.58441      2.00000
     167,616.65           478           478          2         LIBOR_6MO        22         8.50000     8.00000      2.00000
     615,398.32           478           478          2         LIBOR_6MO        22         8.08207     7.22891      2.00000
     670,573.25           478           478          2         LIBOR_6MO        22         8.13207     7.25252      2.00000
   1,285,785.43           478           478          2         LIBOR_6MO        22         8.99702     7.74200      2.00000
     251,847.64           478           478          2         LIBOR_6MO        22         7.82500     7.00000      2.00000
   1,246,152.43           478           478          2         LIBOR_6MO        22         8.29580     7.26560      2.00000
     214,779.72           477           477          3         LIBOR_6MO        21         8.36469     7.36469      2.00000
   8,737,724.92           478           478          2         LIBOR_6MO        22         8.03068     6.96391      2.00000
     391,653.36           478           478          2         LIBOR_6MO        22         6.47500     5.00000      2.00000
     169,788.97           477           477          3         LIBOR_6MO        21         6.72500     5.72500      2.00000
     147,916.74           478           478          2         LIBOR_6MO        22         8.07500     7.00000      2.00000
   1,603,748.89(1)        477           357          3         LIBOR_6MO        21         8.33689     5.43394      3.00000
   3,037,498.29(1)        477           357          3         LIBOR_6MO        21         8.14552     5.96194      3.00000
      99,941.83(1)        477           357          3         LIBOR_6MO        21         9.35000     5.25000      3.00000
     856,852.11(1)        478           358          2         LIBOR_6MO        22         8.06024     5.46750      2.77147
  28,752,948.51(1)        477           357          3         LIBOR_6MO        21         7.53389     5.70786      2.94896
     349,786.76(1)        478           358          2         LIBOR_6MO        22         8.81726     5.99000      3.00000
   5,299,567.25(1)        478           358          2         LIBOR_6MO        22         7.14854     5.57710      2.93340
   6,132,733.80           476           356          4         LIBOR_6MO        20         8.17301     6.60281      1.53518
     698,974.33           475           355          5         LIBOR_6MO        19         7.85246     6.37696      1.50000
     310,812.99           476           356          4         LIBOR_6MO        20         7.75000     6.75000      3.00000
   3,300,316.19           476           356          4         LIBOR_6MO        20         6.91485     5.00545      1.50000
     228,801.74           477           357          3         LIBOR_6MO        21         8.99000     6.75000      3.00000
     308,855.21           476           356          4         LIBOR_6MO        20         8.33685     7.33685      2.00000
     334,145.11           475           357          3         LIBOR_6MO        21         7.29463     6.34927      1.90710
     138,626.15           476           356          4         LIBOR_6MO        20         7.72500     6.22500      1.50000
   2,012,122.33           476           356          4         LIBOR_6MO        20         7.59295     6.46787      2.12463
     155,883.26           477           357          3         LIBOR_6MO        21         8.49900     6.99900      1.50000
   1,941,625.75           476           356          4         LIBOR_6MO        20         8.02652     7.02652      2.41051
   2,568,365.33           475           356          4         LIBOR_6MO        20         7.69126     6.29643      1.50000






                               Gross        Gross      Original
                             Lifetime     Lifetime    Interest-
     Principal   Periodic     Maximum       Floor     Only Term
    Balance ($)   Cap (%)    Rate (%)     Rate (%)    (Months)(2)
  66,858,353.05    1.24351   14.62659      7.58074        0
     170,206.01    1.00000   13.67500      7.67500        0
   4,190,703.16    1.00000   15.47538      8.45758        0
     190,706.04    1.00000   13.91500      7.91500        0
     314,334.49    1.50000   15.78647      8.78647        0
   1,478,364.37    1.00000   15.57251      8.57251        0
     192,529.22    2.00000   15.79000      8.79000        0
   1,440,930.47    1.00000   14.41191      7.25765        0
     197,561.59    1.50000   15.99000      8.99000        0
     179,649.43    1.00000   14.47500      8.47500        0
     214,355.92    1.00000   15.52500      8.52500        0
      87,373.11    1.00000   14.22500      8.22500        0
     110,610.70    1.00000   15.75000      9.75000        0
   1,352,007.70    1.00000   13.55729      7.41567        0
     764,894.47    1.50000   15.72197      8.72197        0
     281,004.43    1.00000   15.69674      7.69674        0
   5,639,242.98    1.35851   14.76978      7.12769        0
     313,641.14    1.50000   14.99000      7.99000        0
     123,589.03    1.50000   13.99000      6.99000        0
     962,819.86    1.00000   14.58441      7.78080        0
     167,616.65    1.00000   14.50000      8.50000        0
     615,398.32    1.00000   14.08207      7.72159        0
     670,573.25    1.00000   14.13207      7.72644        0
   1,285,785.43    1.00000   14.99702      8.99702        0
     251,847.64    1.00000   13.82500      7.82500        0
   1,246,152.43    1.00000   14.29580      8.29580        0
     214,779.72    1.00000   14.36469      7.36469        0
   8,737,724.92    1.00000   14.03068      7.69202        0
     391,653.36    1.00000   12.47500      6.47500        0
     169,788.97    1.00000   12.72500      6.72500        0
     147,916.74    1.00000   14.07500      8.07500        0
   1,603,748.89    2.00000   15.33689      8.33689        0
   3,037,498.29    2.00000   15.14552      8.14552        0
      99,941.83    2.00000   16.35000      9.35000        0
     856,852.11    1.77147   14.60318      8.06024        0
  28,752,948.51    1.95516   14.44421      7.53389        0
     349,786.76    2.00000   15.81726      8.81726        0
   5,299,567.25    1.93340   14.01534      7.14854        0
   6,132,733.80    1.48827   15.14956      8.14956        0
     698,974.33    1.50000   14.85246      7.85246        0
     310,812.99    1.00000   13.75000      7.75000        0
   3,300,316.19    1.50000   13.91485      6.91485        0
     228,801.74    1.00000   13.99000      8.99000        0
     308,855.21    1.00000   14.33685      7.97718        0
     334,145.11    1.36430   14.02322      7.29463        0
     138,626.15    1.50000   14.72500      7.72500        0
   2,012,122.33    1.21501   14.02296      7.32522        0
     155,883.26    1.50000   15.49900      8.49900        0
   1,941,625.75    1.05914   14.14480      7.49719        0
   2,568,365.33    1.50000   14.69126      7.69126        0


                                                                              Months
                       Remaining     Remaining                                to Next     Cut-off
                     Amortization     Term to                                  Rate      Date Gross               Initial
     Principal           Term         Maturity     Loan Age                  Adjustment   Mortgage     Gross      Periodic
    Balance ($)        (Months)       (Months)     (Months)      Index         Date       Rate (%)    Margin (%)   Cap (%)
     742,970.72           476           356          4         LIBOR_6MO        20         7.37500     6.37500      3.00000
   6,633,264.38           476           357          3         LIBOR_6MO        21         7.64138     6.44300      2.17562
     454,955.92           476           356          4         LIBOR_6MO        20         8.87934     7.37934      1.50000
     339,342.89           475           355          5         LIBOR_6MO        19         6.99000     5.49000      1.50000
     231,460.35           474           354          6         LIBOR_6MO        18         6.99000     5.49000      1.50000
     143,895.33           477           357          3         LIBOR_6MO        21         8.59900     7.59900      1.50000
     970,226.87           477           357          3         LIBOR_6MO        21         8.02403     6.55156      2.02260
     508,289.05           476           356          4         LIBOR_6MO        20         8.08377     6.81652      1.50000
   2,061,800.00           336           357          3         LIBOR_6MO        21         7.85796     6.90005      1.75046
     543,100.00           336           358          2         LIBOR_6MO        22         8.95202     7.70263      2.00000
     797,600.00           336           356          4         LIBOR_6MO        20         7.26335     5.90838      2.37262
     242,283.11           336           356          4         LIBOR_6MO        20         7.49260     6.63905      2.34457
   1,762,400.00           336           358          2         LIBOR_6MO        22         8.32446     7.37724      2.08806
     505,500.00           336           357          3         LIBOR_6MO        21         8.65749     7.65749      2.27695
     175,000.00           336           356          4         LIBOR_6MO        20         6.50000     6.00000      1.50000
   1,005,650.00           336           358          2         LIBOR_6MO        22         8.06059     7.03082      2.00000
     300,000.00           336           356          4         LIBOR_6MO        20         6.70000     6.00000      1.50000
     171,950.00           336           358          2         LIBOR_6MO        22         7.21465     6.00000      2.00000
   7,608,663.18           336           358          2         LIBOR_6MO        22         7.88980     6.79996      2.08964
   1,587,950.00           336           357          3         LIBOR_6MO        21         7.36477     6.42114      2.31739
  14,731,294.99           336           355          5         LIBOR_6MO        19         6.56470     5.93250      1.55274
     255,696.43           336           357          3         LIBOR_6MO        21         7.12500     6.12500      2.00000
     570,000.00           336           358          2         LIBOR_6MO        22         8.56711     7.51447      2.00000
   4,892,459.95           300           358          2         LIBOR_6MO        22         8.26983     6.29894      2.40688
     292,000.00           300           358          2         LIBOR_6MO        22         7.49000     5.25000      2.00000
     208,675.83           300           358          2         LIBOR_6MO        22        10.50000     5.25000      2.00000
     391,600.00           300           357          3         LIBOR_6MO        21         7.54563     6.54563      2.00000
     232,000.00           300           357          3         LIBOR_6MO        21         6.55000     5.55000      2.00000
     711,100.00           300           357          3         LIBOR_6MO        21         7.72046     6.38971      2.75250
   2,407,560.57           300           356          4         LIBOR_6MO        20         8.54680     7.54680      2.61670
      82,000.00           300           357          3         LIBOR_6MO        21         9.30000     8.56000      3.00000
   4,842,651.99           300           357          3         LIBOR_6MO        21         7.53291     6.39864      2.68905
     517,600.00           300           357          3         LIBOR_6MO        21         7.75390     6.75390      2.00000
   2,160,363.87           300           357          3         LIBOR_6MO        21         8.39849     6.45040      2.45801
     147,300.00           300           356          4         LIBOR_6MO        20         7.60000     6.60000      3.00000
     757,725.67           300           358          2         LIBOR_6MO        22         8.53023     6.83440      2.80837
     148,500.00           300           357          3         LIBOR_6MO        21         8.50000     6.50000      2.00000
     259,999.99           300           356          4         LIBOR_6MO        20         8.41500     7.41500      3.00000
   3,951,449.47           300           356          4         LIBOR_6MO        20         7.59930     6.55742      2.55666
      78,350.00           300           357          3         LIBOR_6MO        21         8.66000     7.66000      2.00000
     651,000.00           300           357          3         LIBOR_6MO        21         7.23099     5.51286      2.65438
     255,200.00           300           356          4         LIBOR_6MO        20         7.52500     6.52500      2.00000
     147,200.00           300           358          2         LIBOR_6MO        22         7.15000     5.65000      3.00000
  15,537,333.51           300           357          3         LIBOR_6MO        21         8.10750     7.06719      2.32320
   1,619,169.83           300           357          3         LIBOR_6MO        21         7.22519     5.60277      2.80242
     414,320.00           300           357          3         LIBOR_6MO        21         7.87605     7.88811      3.00000
  44,369,032.76           300           357          3         LIBOR_6MO        21         7.18192     5.82456      2.62690
     541,119.28           300           357          3         LIBOR_6MO        21         8.58286     7.02421      3.00000
   1,205,199.80           300           358          2         LIBOR_6MO        22         8.29987     6.23062      3.00000
      55,163.19           300           357          3         LIBOR_6MO        21         6.80000     4.33400      3.00000



                                  Gross        Gross      Original
                                Lifetime     Lifetime    Interest-
     Principal      Periodic     Maximum       Floor     Only Term
    Balance ($)      Cap (%)    Rate (%)     Rate (%)    (Months)(2)
     742,970.72       1.00000   13.37500      6.37500        0
   6,633,264.38       1.27479   14.07204      7.60825        0
     454,955.92       1.50000   15.87934      8.87934        0
     339,342.89       1.50000   13.99000      6.99000        0
     231,460.35       1.50000   13.99000      6.99000        0
     143,895.33       1.50000   15.59900      8.59900        0
     970,226.87       1.32580   14.67563      7.76813        0
     508,289.05       1.50000   15.08377      8.08377        0
   2,061,800.00       1.24954   14.35704      7.85796        24
     543,100.00       1.00000   14.95202      8.95202        24
     797,600.00       1.50000   14.26335      7.26335        24
     242,283.11       1.00000   13.49260      7.29448        24
   1,762,400.00       1.00000   14.32446      8.32446        24
     505,500.00       1.00000   14.65749      8.65749        24
     175,000.00       1.50000   13.50000      6.50000        24
   1,005,650.00       1.00000   14.06059      8.06059        24
     300,000.00       1.50000   13.70000      6.70000        24
     171,950.00       1.00000   13.21465      7.21465        24
   7,608,663.18       1.00000   13.88980      7.81057        24
   1,587,950.00       1.00000   13.36477      7.36477        24
  14,731,294.99       1.48982   13.56470      6.56470        24
     255,696.43       1.00000   13.12500      7.12500        24
     570,000.00       1.00000   14.56711      8.56711        24
   4,892,459.95       1.24636   14.68824      8.19676        60
     292,000.00       2.00000   14.49000      7.49000        60
     208,675.83       2.00000   17.50000     10.50000        60
     391,600.00       1.00000   13.54563      6.54563        60
     232,000.00       1.00000   12.55000      6.55000        60
     711,100.00       1.00000   13.72046      7.16147        60
   2,407,560.57       1.00000   14.13373      8.54680        60
      82,000.00       1.00000   15.30000      9.30000        60
   4,842,651.99       1.24734   13.99600      7.52287        60
     517,600.00       1.00000   13.75390      7.75390        60
   2,160,363.87       1.25065   14.75381      8.39849        60
     147,300.00       1.00000   13.60000      6.60000        60
     757,725.67       1.00000   15.33860      8.33860        60
     148,500.00       1.00000   14.50000      8.50000        60
     259,999.99       1.00000   14.41500      8.41500        60
   3,951,449.47       1.00000   13.59930      7.25826        60
      78,350.00       1.00000   14.66000      7.66000        60
     651,000.00       1.00000   13.23099      7.23099        60
     255,200.00       1.00000   13.52500      6.52500        60
     147,200.00       1.00000   13.15000      7.15000        60
  15,537,333.51       1.00000   14.12190      7.65445        60
   1,619,169.83       1.00000   14.02761      5.60277        60
     414,320.00       1.00000   13.87605      7.87605        60
  44,369,032.76       1.33581   13.69040      7.16363        60
     541,119.28       1.00000   15.06948      8.23561        60
   1,205,199.80       1.00000   15.29987      8.29987        60
      55,163.19       1.00000   13.80000      6.80000        60


                                                                              Months
                       Remaining     Remaining                                to Next     Cut-off
                     Amortization     Term to                                  Rate      Date Gross               Initial
     Principal           Term         Maturity     Loan Age                  Adjustment   Mortgage     Gross      Periodic
    Balance ($)        (Months)       (Months)     (Months)      Index         Date       Rate (%)    Margin (%)   Cap (%)
     346,527.24           300           357          3         LIBOR_6MO        21         8.82500     7.82500      3.00000
   7,025,575.88           300           357          3         LIBOR_6MO        21         7.16332     5.57689      2.71583
     187,000.00           240           357          3         LIBOR_6MO        21         8.37500     2.25000      3.00000
     270,000.00           240           356          4         LIBOR_6MO        20         7.25000     2.25000      3.00000
     576,275.00           240           357          3         LIBOR_6MO        21         7.58260     7.08260      3.00000
   4,005,377.00           240           357          3         LIBOR_6MO        21         7.41089     6.80618      3.00000
     240,498.05           237           237          3             -             -         8.62855        -           -
     173,603.22           236           236          4             -             -         6.75000        -           -
      51,689.20           237           237          3             -             -         6.74000        -           -
     374,286.73           237           237          3             -             -         6.88237        -           -
      83,847.17           234           234          6             -             -         5.99000        -           -
   8,964,404.29           357           357          3         LIBOR_6MO        32         8.49753     6.38726      2.17712
     260,435.09           356           356          4         LIBOR_6MO        32         9.10000     8.10000      3.00000
     562,976.16           356           356          4         LIBOR_6MO        32         7.02289     4.87955      2.69490
      83,819.11           356           356          4         LIBOR_6MO        32         9.12500     8.12500      3.00000
     936,589.15           357           357          3         LIBOR_6MO        33         8.61806     6.75502      3.00000
     226,585.70           357           357          3         LIBOR_6MO        33         7.24400     6.17800      1.78002
     173,993.53           357           357          3         LIBOR_6MO        33         9.55000     7.08400      3.00000
     334,982.25           356           356          4         LIBOR_6MO        32         7.24500     6.75087      1.50000
   1,710,217.30           356           356          4         LIBOR_6MO        32         7.70525     6.20959      1.85194
     105,740.07           355           355          5         LIBOR_6MO        31         9.59000     6.75000      3.00000
   1,741,255.31           357           357          3         LIBOR_6MO        33         7.80670     6.67752      2.28185
     319,436.77           357           357          3         LIBOR_6MO        33         7.90077     6.78256      2.54982
   9,951,023.31           356           356          4         LIBOR_6MO        32         7.57183     5.92347      2.33824
     639,638.53           477           357          3         LIBOR_6MO        33         6.92446     5.70218      1.50000
     233,575.95           476           356          4         LIBOR_6MO        32         9.50000     6.35000      1.50000
     356,643.57           477           357          3         LIBOR_6MO        33         7.50000     6.20000      1.50000
     451,888.19           477           357          3         LIBOR_6MO        33         7.29796     6.02227      1.50000
     559,202.44           477           357          3         LIBOR_6MO        33         6.22500     5.95000      1.50000
     200,926.23           477           357          3         LIBOR_6MO        33         7.62500     6.12500      1.50000
     320,799.59           478           358          2         LIBOR_6MO        34         7.53018     6.86165      2.33705
   6,048,205.63           477           357          3         LIBOR_6MO        33         7.18882     6.02809      1.54925
     167,930.54           538           358          2         LIBOR_6MO        34         7.75000     6.75000      3.00000
   1,116,181.81           539           359          1         LIBOR_6MO        35         7.66542     6.66542      3.00000
   2,934,414.83           539           359          1         LIBOR_6MO        35         7.01871     6.01871      3.00000
     116,970.38           539           359          1         LIBOR_6MO        35         7.12500     6.12500      3.00000
  28,174,636.27           539           359          1         LIBOR_6MO        35         7.19640     6.19640      3.00000
     256,000.00           324           358          2         LIBOR_6MO        34         7.55000     7.00000      2.00000
     158,358.05           324           355          5         LIBOR_6MO        31         6.29000     6.00000      1.50000
     308,000.00           324           358          2         LIBOR_6MO        34         7.12500     6.12500      2.00000
     347,300.00           324           358          2         LIBOR_6MO        34         8.39146     7.39146      2.00000
     679,900.00           324           355          5         LIBOR_6MO        31         6.92552     6.43442      1.50000
   1,526,512.84           300           357          3         LIBOR_6MO        33         8.38204     6.43004      2.56858
     551,200.00           300           355          5         LIBOR_6MO        31         6.40239     5.70109      2.39042
     143,900.00           300           357          3         LIBOR_6MO        33         8.47500     7.47500      2.00000
     260,483.91           300           357          3         LIBOR_6MO        33         6.37500     5.37500      3.00000
     775,550.00           300           356          4         LIBOR_6MO        32         7.37134     6.35483      2.55515
     276,000.00           300           357          3         LIBOR_6MO        33         6.75000     6.37500      3.00000
   5,543,773.73           300           356          4         LIBOR_6MO        32         6.90699     6.02248      2.30123
  10,536,890.69           356           357          3             -             -         8.15752        -           -




                                   Gross        Gross      Original
                                 Lifetime     Lifetime    Interest-
     Principal       Periodic     Maximum       Floor     Only Term
    Balance ($)       Cap (%)    Rate (%)     Rate (%)    (Months)(2)
     346,527.24        1.00000   14.82500      7.82500        60
   7,025,575.88        1.30399   13.84785      7.16332        60
     187,000.00        1.00000   13.37500      2.25000       120
     270,000.00        1.00000   12.25000      2.25000       120
     576,275.00        1.00000   12.58260      7.58260       120
   4,005,377.00        1.00000   12.42010      7.40402       120
     240,498.05          -           -            -           0
     173,603.22          -           -            -           0
      51,689.20          -           -            -           0
     374,286.73          -           -            -           0
      83,847.17          -           -            -           0
   8,964,404.29        1.28481   15.37201      7.70480        0
     260,435.09        1.00000   15.10000      9.10000        0
     562,976.16        1.10170   14.02289      7.02289        0
      83,819.11        1.00000   15.12500      9.12500        0
     936,589.15        1.00000   15.36253      8.61806        0
     226,585.70        1.21998   13.68395      7.24400        0
     173,993.53        1.00000   16.55000      9.55000        0
     334,982.25        1.50000   14.24500      7.24500        0
   1,710,217.30        1.31478   14.45615      7.61725        0
     105,740.07        2.00000   16.59000      9.59000        0
   1,741,255.31        1.00000   13.85975      7.55739        0
     319,436.77        1.00000   14.45059      7.23275        0
   9,951,023.31        1.27946   14.39011      7.30991        0
     639,638.53        1.50000   13.92446      6.92446        0
     233,575.95        1.50000   16.50000      9.50000        0
     356,643.57        1.50000   14.50000      7.50000        0
     451,888.19        1.50000   14.29796      7.29796        0
     559,202.44        1.50000   13.22500      6.22500        0
     200,926.23        1.50000   14.62500      7.62500        0
     320,799.59        1.22098   13.97214      6.97214        0
   6,048,205.63        1.48358   14.15599      7.15599        0
     167,930.54        1.00000   13.75000      6.75000        0
   1,116,181.81        1.00000   13.66542      7.33850        0
   2,934,414.83        1.00000   13.01871      6.32069        0
     116,970.38        1.00000   13.12500      6.12500        0
  28,174,636.27        1.00000   13.19640      6.63990        0
     256,000.00        1.00000   13.55000      7.55000        36
     158,358.05        1.50000   13.29000      6.29000        36
     308,000.00        1.00000   13.12500      7.12500        36
     347,300.00        1.00000   14.39146      8.39146        36
     679,900.00        1.50000   13.92552      6.92552        36
   1,526,512.84        1.23552   15.01960      8.00982        60
     551,200.00        1.60958   13.01197      6.40239        60
     143,900.00        1.00000   14.47500      7.47500        60
     260,483.91        1.00000   13.37500      5.37500        60
     775,550.00        1.00000   13.37134      6.92649        60
     276,000.00        1.00000   13.75000      6.75000        60
   5,543,773.73        1.35706   13.56572      6.90232        60
  10,536,890.69          -           -            -           0


                                                                       Months
                 Remaining      Remaining                             to Next      Cut-off
                Amortization     Term to                                Rate      Date Gross                Initial
  Principal         Term         Maturity       Loan Age             Adjustment    Mortgage      Gross      Periodic
 Balance ($)      (Months)       (Months)       (Months)     Index      Date       Rate (%)    Margin (%)   Cap (%)
    94,362.35            357            357          3          --           --      9.60000           --         --
   581,343.65            357            357          3          --           --      7.45456           --         --
   253,084.15            352            352          8          --           --      6.40000           --         --
   298,579.95            347            357          3          --           --      8.10446           --         --
   718,084.96            356            356          4          --           --      8.30022           --         --
   142,792.33            358            358          2          --           --      7.62500           --         --
 1,872,069.39            355            356          4          --           --      7.62536           --         --
   207,682.77            357            357          3          --           --      9.38000           --         --
   363,888.54            358            358          2          --           --      8.88007           --         --
   624,728.55            358            358          2          --           --      9.44478           --         --
   993,167.96            357            357          3          --           --      7.94803           --         --
   762,608.36            355            355          5          --           --      8.01727           --         --
    85,862.66            357            357          3          --           --      9.16000           --         --
 2,024,309.59            357            357          3          --           --      7.72166           --         --
 1,403,429.43            356            357          3          --           --      8.11446           --         --
   896,103.40            358            358          2          --           --      7.75836           --         --
   604,091.18            356            356          4          --           --      7.86105           --         --
    80,875.56            357            357          3          --           --      9.45000           --         --
 3,876,058.20            356            356          4          --           --      7.64355           --         --
   117,680.09            358            358          2          --           --      7.05000           --         --
   649,899.66            356            356          4          --           --      9.18134           --         --
   278,547.16            354            354          6          --           --      6.80000           --         --
   115,285.03            356            356          4          --           --      7.97500           --         --
   548,739.53            355            356          4          --           --      8.41953           --         --
   434,488.20            348            356          4          --           --      7.14554           --         --
18,716,177.80            357            357          3          --           --      7.81458           --         --
    92,613.60            355            355          5          --           --      6.99000           --         --
 2,816,207.18            357            357          3          --           --      7.64365           --         --
19,296,973.05            356            356          4          --           --      7.55260           --         --
    94,610.97            354            354          6          --           --      7.99900           --         --
   119,806.96            357            357          3          --           --      9.12500           --         --
   127,845.99            356            356          4          --           --     10.19446           --         --
    74,812.64            357            357          3          --           --      6.95000           --         --
   979,084.88            356            356          4          --           --      8.01081           --         --
   119,717.44            357            357          3          --           --      7.25000           --         --
   677,200.00            300            356          4          --           --      7.40406           --         --
   391,200.00            300            356          4          --           --      6.99000           --         --
   440,000.00            300            358          2          --           --      7.95000           --         --
    92,000.00            300            357          3          --           --      9.57500           --         --
   120,000.00            300            357          3          --           --      9.55000           --         --
   383,840.00            300            357          3          --           --      7.55138           --         --
 1,474,400.00            300            357          3          --           --      8.22928           --         --
 1,604,420.00            300            357          3          --           --      7.13231           --         --
   313,855.44            478            478          2          --           --      8.80632           --         --
   269,734.30            477            477          3          --           --      9.17000           --         --
   227,542.92            477            477          3          --           --      8.79551           --         --
   159,914.45            478            478          2          --           --      8.25000           --         --
 1,441,956.45            477            477          3          --           --      7.25383           --         --
 1,131,137.22            357            357          3   LIBOR_6MO           57      7.18569      6.10343    2.65932
   111,954.12            356            356          4   LIBOR_6MO           56      9.04000      8.04000    1.00000


                             Gross      Gross      Original
                            Lifetime   Lifetime    Interest-
  Principal     Periodic    Maximum     Floor      Only Term
 Balance ($)    Cap (%)     Rate (%)   Rate (%)   (Months)(2)
    94,362.35         --          --         --             0
   581,343.65         --          --         --             0
   253,084.15         --          --         --             0
   298,579.95         --          --         --             0
   718,084.96         --          --         --             0
   142,792.33         --          --         --             0
 1,872,069.39         --          --         --             0
   207,682.77         --          --         --             0
   363,888.54         --          --         --             0
   624,728.55         --          --         --             0
   993,167.96         --          --         --             0
   762,608.36         --          --         --             0
    85,862.66         --          --         --             0
 2,024,309.59         --          --         --             0
 1,403,429.43         --          --         --             0
   896,103.40         --          --         --             0
   604,091.18         --          --         --             0
    80,875.56         --          --         --             0
 3,876,058.20         --          --         --             0
   117,680.09         --          --         --             0
   649,899.66         --          --         --             0
   278,547.16         --          --         --             0
   115,285.03         --          --         --             0
   548,739.53         --          --         --             0
   434,488.20         --          --         --             0
18,716,177.80         --          --         --             0
    92,613.60         --          --         --             0
 2,816,207.18         --          --         --             0
19,296,973.05         --          --         --             0
    94,610.97         --          --         --             0
   119,806.96         --          --         --             0
   127,845.99         --          --         --             0
    74,812.64         --          --         --             0
   979,084.88         --          --         --             0
   119,717.44         --          --         --             0
   677,200.00         --          --         --            60
   391,200.00         --          --         --            60
   440,000.00         --          --         --            60
    92,000.00         --          --         --            60
   120,000.00         --          --         --            60
   383,840.00         --          --         --            60
 1,474,400.00         --          --         --            60
 1,604,420.00         --          --         --            60
   313,855.44         --          --         --             0
   269,734.30         --          --         --             0
   227,542.92         --          --         --             0
   159,914.45         --          --         --             0
 1,441,956.45         --          --         --             0
 1,131,137.22    1.12770    13.39709    6.91406             0
   111,954.12    1.00000    15.04000    9.04000             0



                                                                              Months
                       Remaining     Remaining                                to Next     Cut-off
                     Amortization     Term to                                  Rate      Date Gross               Initial
     Principal           Term         Maturity     Loan Age                  Adjustment   Mortgage     Gross      Periodic
    Balance ($)        (Months)       (Months)     (Months)      Index         Date       Rate (%)    Margin (%)   Cap (%)
     206,969.42           357           357          3         LIBOR_6MO        57         7.96245     5.97406      2.67421
     109,535.34           357           357          3         LIBOR_6MO        57         8.17500     7.00000      2.00000
      89,774.70           356           356          4         LIBOR_6MO        56         8.40000     6.16900      3.00000
     250,754.06           356           356          4         LIBOR_6MO        56         7.92988     5.69015      3.00000
     621,775.82           357           357          3         LIBOR_6MO        57         7.69247     6.69247      2.29783
   1,393,079.12           356           356          4         LIBOR_6MO        56         7.08456     5.95694      2.71818
     264,652.36           477           477          3         LIBOR_6MO        57         6.52500     5.52500      2.00000
     207,874.11           478           478          2         LIBOR_6MO        58         8.25000     7.00000      2.00000
   1,747,946.15           538           358          2         LIBOR_6MO        58         6.79599     5.79599      3.00000
     131,900.00           300           355          5         LIBOR_6MO        55         6.50000     5.00000      1.50000
     101,100.00           300           357          3         LIBOR_6MO        57         7.87500     6.87500      2.00000
     440,000.00           300           357          3         LIBOR_6MO        57         7.60000     3.36900      3.00000
     123,498.14           300           357          3         LIBOR_6MO        57         8.42500     7.42500      2.00000
     484,997.00           300           358          2         LIBOR_6MO        58         7.69433     6.69433      2.00000
     216,000.00           300           358          2         LIBOR_6MO        58         7.97500     7.00000      2.00000
     615,889.00           300           357          3         LIBOR_6MO        57         7.72280     6.72280      2.25642
   1,799,659.70           300           357          3         LIBOR_6MO        57         6.84474     5.70563      3.00000
     279,184.97           276           354          6         LIBOR_6MO        54         7.25000     5.95000      1.50000
     429,366.13           358           358          2         LIBOR_6MO         4         7.55000     5.25000      2.00000
     537,849.43           357           357          3         LIBOR_6MO         3         7.32500     5.99000      2.00000
     785,666.28           358           358          2         LIBOR_6MO         4         8.32852     6.18434      1.36236
     165,266.06           358           358          2         LIBOR_6MO         4         7.60000     6.13400      1.00000
     931,112.94           357           357          3         LIBOR_6MO         3         6.81913     5.50590      1.00000
     118,842.83           356           356          4         LIBOR_6MO         2         7.50000     6.26900      1.00000
     466,295.57           538           359          1         LIBOR_6MO        83         7.50000     6.50000      3.00000
     199,555.65           355           175          5             -             -         8.66970        -           -
     454,573.13           477           357          3             -             -         7.35450        -           -
     101,426.79           477           357          3             -             -         8.62500        -           -
     299,756.81           477           357          3             -             -         8.22500        -           -
     151,757.78           477           357          3             -             -         7.72500        -           -
     221,448.20           477           357          3             -             -         8.80000        -           -
     139,916.69           477           357          3             -             -         9.27500        -           -
     106,722.97           477           357          3             -             -         8.62500        -           -
     284,718.68           476           356          4             -             -         8.20479        -           -
  10,637,280.23           476           356          4             -             -         6.86836        -           -
     171,972.44           539           359          1             -             -         8.50000        -           -
   3,593,239.83           538           358          2             -             -         7.89487        -           -
      38,628.55           178           178          2             -             -        11.00000        -           -
      34,858.16           178           178          2             -             -        11.92500        -           -
      36,827.57           178           178          2             -             -        10.42500        -           -
      66,061.84           237           237          3             -             -        12.15914        -           -
     954,360.71           357           357          3             -             -        11.96892        -           -
      69,505.55           358           358          2             -             -        11.52311        -           -
      62,970.27           358           358          2             -             -        12.95285        -           -
      45,359.66           358           358          2             -             -        10.00000        -           -
     202,737.28           358           358          2             -             -        11.78262        -           -
   1,042,058.31           358           358          2             -             -        11.05802        -           -
      29,581.19           358           358          2             -             -        11.55000        -           -
     217,332.62           358           358          2             -             -        11.01004        -           -
      24,877.87           358           358          2             -             -        10.00000        -           -







                                   Gross        Gross      Original
                                 Lifetime     Lifetime    Interest-
     Principal       Periodic     Maximum       Floor     Only Term
    Balance ($)       Cap (%)    Rate (%)     Rate (%)    (Months)(2)
     206,969.42        1.00000   14.63667      7.96245        0
     109,535.34        1.00000   14.17500      7.00000        0
      89,774.70        1.00000   15.40000      8.40000        0
     250,754.06        1.00000   14.49004      7.92988        0
     621,775.82        1.00000   13.69247      7.30728        0
   1,393,079.12        1.45161   14.00386      6.62750        0
     264,652.36        1.00000   12.52500      5.52500        0
     207,874.11        1.00000   14.25000      8.25000        0
   1,747,946.15        1.00000   12.79599      5.86060        0
     131,900.00        1.50000   13.50000      6.50000        60
     101,100.00        1.00000   13.87500      6.87500        60
     440,000.00        1.00000   14.60000      7.60000        60
     123,498.14        1.00000   14.42500      8.42500        60
     484,997.00        1.00000   13.69433      7.35618        60
     216,000.00        1.00000   13.97500      7.97500        60
     615,889.00        1.00000   13.72280      7.72280        60
   1,799,659.70        1.00000   13.36122      6.84474        60
     279,184.97        1.50000   14.25000      7.25000        84
     429,366.13        1.00000   14.55000      7.55000        0
     537,849.43        1.00000   14.32500      7.32500        0
     785,666.28        1.18118   15.32852      8.32852        0
     165,266.06        1.00000   14.60000      7.60000        0
     931,112.94        1.00000   13.81913      6.81913        0
     118,842.83        1.00000   14.50000      7.50000        0
     466,295.57        1.00000   13.50000      6.50000        0
     199,555.65          -           -            -           0
     454,573.13          -           -            -           0
     101,426.79          -           -            -           0
     299,756.81          -           -            -           0
     151,757.78          -           -            -           0
     221,448.20          -           -            -           0
     139,916.69          -           -            -           0
     106,722.97          -           -            -           0
     284,718.68          -           -            -           0
  10,637,280.23          -           -            -           0
     171,972.44          -           -            -           0
   3,593,239.83          -           -            -           0
      38,628.55          -           -            -           0
      34,858.16          -           -            -           0
      36,827.57          -           -            -           0
      66,061.84          -           -            -           0
     954,360.71          -           -            -           0
      69,505.55          -           -            -           0
      62,970.27          -           -            -           0
      45,359.66          -           -            -           0
     202,737.28          -           -            -           0
   1,042,058.31          -           -            -           0
      29,581.19          -           -            -           0
     217,332.62          -           -            -           0
      24,877.87          -           -            -           0


                                                                              Months
                       Remaining     Remaining                                to Next     Cut-off
                     Amortization     Term to                                  Rate      Date Gross               Initial
     Principal           Term         Maturity     Loan Age                  Adjustment   Mortgage     Gross      Periodic
    Balance ($)        (Months)       (Months)     (Months)      Index         Date       Rate (%)    Margin (%)   Cap (%)
     149,904.05           358           358          2             -             -        10.16617        -           -
      35,971.56           358           358          2             -             -        10.55000        -           -
     756,600.57           357           358          2             -             -        11.09169        -           -
      36,910.12           357           357          3             -             -        11.00000        -           -
      54,954.15           358           358          2             -             -        10.30000        -           -
     398,750.00           300           358          2             -             -        12.06531        -           -
     157,800.00           300           358          2             -             0        11.75000        -           -
      31,800.00           300           358          2             -             0         9.87500        -           -
     123,100.02           300           357          3             -             0        11.22685        -           -
   1,334,997.00           358           178          2             -             0        11.77919        -           -
      36,407.25           353           174          6             -             0        10.15000        -           -
     172,131.54           357           178          2             -             0        11.50297        -           -
      66,058.50           354           176          4             -             0        11.30855        -           -
      52,856.00           354           174          6             -             0         9.99000        -           -
   1,210,976.34           356           176          4             -             0        10.78817        -           -
      25,164.43           357           177          3             -             0         9.75000        -           -
      55,064.26           356           176          4             -             0         9.25000        -           -
      36,786.52           359           178          2             -             0        10.87500        -           -
     119,902.45           355           175          5             -             0        11.11716        -           -
      55,536.64           358           178          2             -             0        11.33825        -           -
     309,955.66           357           177          3             -             0        10.95915        -           -





                                 Gross        Gross      Original
                               Lifetime     Lifetime    Interest-
     Principal     Periodic     Maximum       Floor     Only Term
    Balance ($)     Cap (%)    Rate (%)     Rate (%)    (Months)(2)
     149,904.05        -           -            -           0
      35,971.56        -           -            -           0
     756,600.57        -           -            -           0
      36,910.12        -           -            -           0
      54,954.15        -           -            -           0
     398,750.00        -           -            -           60
     157,800.00        -           -            -           60
      31,800.00        -           -            -           60
     123,100.02        -           -            -           60
   1,334,997.00        -           -            -           0
      36,407.25        -           -            -           0
     172,131.54        -           -            -           0
      66,058.50        -           -            -           0
      52,856.00        -           -            -           0
   1,210,976.34        -           -            -           0
      25,164.43        -           -            -           0
      55,064.26        -           -            -           0
      36,786.52        -           -            -           0
     119,902.45        -           -            -           0
      55,536.64        -           -            -           0
     309,955.66        -           -            -           0


(1) With respect to these assumed mortgage loans, such mortgage loans have a 40-year amortization period for the first 10 years of the mortgage loan term and fully amortize over the remaining 20 years of the mortgage loan term.

(2) With respect to the assumed mortgage loans with an interest-only period, the remaining amortization period will not commence until the interest-only period has ended

      While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case.

Defaults

      The yield to maturity of the Offered Certificates, and particularly the Subordinated Certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Except to the extent of any Subsequent Recoveries, holders of the Offered Certificates will not receive reimbursement for Applied Realized Loss Amounts applied to their certificates. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

      The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the Optional Clean-up Call, as described in this prospectus supplement). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

      Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which that Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that Offered Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

      As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed-rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. ARMs may be subject to greater rates of prepayments as they approach their initial Adjustment Dates as borrowers seek to avoid changes in their monthly payments. In addition, a substantial majority of the ARMs will not have their initial Adjustment Date until six months to five years after their origination. The prepayment experience of these adjustable-rate mortgage loans may differ from that of the other ARMs. Such adjustable-rate mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the adjustable-rate mortgage loans with their initial Adjustment Date six months to five years after their origination (as the case may be) as borrowers seek to avoid changes in their monthly payments.

      The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from voluntary principal prepayments in full), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related due date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that due date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

      To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the Principal Certificates, pro rata, according to the amount of interest to which each class of Principal Certificates would otherwise be entitled in reduction of that amount.

      The Pass-Through Rate for each class of Principal Certificates may be calculated by reference to the WAC Cap. If the mortgage loans bearing higher interest rates, either through higher fixed rates, or in the case of the adjustable-rate mortgage loans, higher margins or an increase in the Index (and consequently, higher net mortgage interest rates), were to prepay, the weighted average net mortgage interest rate would be lower than otherwise would be the case. In addition, changes in One-Month LIBOR (on which the Pass-Through Rates of the LIBOR Certificates are based) may not correlate with changes in the Six-Month LIBOR Loan Index. It is possible that a decrease in the Six-Month LIBOR Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the Pass-Through Rates on any class of Offered Certificates, calculated without reference to the WAC Cap, were to be higher than the WAC Cap, the Pass-Through Rate on those classes of certificates would be lower than otherwise would be the case. Although holders of those classes of certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account, and to the extent available for payment from the Supplemental Interest Trust, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the Offered Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

      The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Overcollateralized Amount is less than the Specified Overcollateralized Amount, Total Monthly Excess Spread and certain amounts available in the Supplemental Interest Trust will be applied as distributions of principal to the class or classes of certificates then entitled to distributions of principal until the Overcollateralized Amount equals the Specified Overcollateralized Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Overcollateralized Amount will never be less than the Specified Overcollateralized Amount.

      Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the Principal Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments and Net Swap Receipts. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the Principal Certificates.

      As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and from class to class.

Subordinated Certificates

      The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates provide credit enhancement for the certificates that have a higher payment priority, and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates, in that order, will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans are higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the mortgage loans will reduce the Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a Distribution Date, exceed the aggregate Stated Principal Balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

      The Principal Distribution Amount to be made to the holders of the Principal Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated Principal Balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Principal Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Subordinated Certificates will not be entitled to any principal distributions prior to the Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the senior certificates, depending on the timing of realized losses, the Subordinated Certificates may bear a disproportionate percentage of the realized losses on the mortgage loans.

      For all purposes, the Class B-5 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

      Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the Offered Certificates. This could adversely affect the yield to maturity on your certificates.

Weighted Average Lives of the Offered Certificates

      The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

      In general, the weighted average lives of the Offered Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the Offered Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      The interaction of the foregoing factors may have different effects on various classes of Offered Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of Offered Certificates. Further, to the extent the prices of the Offered Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of Offered Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of the Prepayment Assumption, see "--Decrement Tables" below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable Prepayment Assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Prepayment Assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the Structuring Assumptions.

                              Prepayment Scenarios

                                     SCENARIO I    SCENARIO II     SCENARIO III    SCENARIO IV      SCENARIO V
                                     ----------    -----------     ------------    ------------     -----------
Fixed-rate mortgage loans (% of
   Prepayment Assumption)...........    25%            75%             100%            125%            150%
Adjustable-rate mortgage loans (%
   of Prepayment Assumption)........    25%            75%             100%            125%            150%

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                  Class A-1                                Class A-2
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     ------------------------------------
DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III      IV       V
-----------------                    ---     ---     ---      ---     ---     ---     ---     ---      ---     ---

Initial Percentage..........         100     100     100      100     100      100     100     100      100    100
March 2007..................          86      61      49       36      23      100     100     100      100    100
March 2008..................          67      11       0        0       0      100     100      78      41      10
March 2009..................          50       0       0        0       0      100     65       22       0       0
March 2010..................          35       0       0        0       0      100     52       22       0       0
March 2011..................          21       0       0        0       0      100     36       16       0       0
March 2012..................           8       0       0        0       0      100     24        7       0       0
March 2013..................           0       0       0        0       0       95     15        1       0       0
March 2014..................           0       0       0        0       0       80      9        0       0       0
March 2015..................           0       0       0        0       0       71      4        0       0       0
March 2016..................           0       0       0        0       0       64      0        0       0       0
March 2017..................           0       0       0        0       0       56      0        0       0       0
March 2018..................           0       0       0        0       0       50      0        0       0       0
March 2019..................           0       0       0        0       0       44      0        0       0       0
March 2020..................           0       0       0        0       0       38      0        0       0       0
March 2021..................           0       0       0        0       0       33      0        0       0       0
March 2022..................           0       0       0        0       0       28      0        0       0       0
March 2023..................           0       0       0        0       0       24      0        0       0       0
March 2024..................           0       0       0        0       0       20      0        0       0       0
March 2025..................           0       0       0        0       0       16      0        0       0       0
March 2026..................           0       0       0        0       0       13      0        0       0       0
March 2027..................           0       0       0        0       0       10      0        0       0       0
March 2028..................           0       0       0        0       0        7      0        0       0       0
March 2029..................           0       0       0        0       0        4      0        0       0       0
March 2030..................           0       0       0        0       0        1      0        0       0       0
March 2031..................           0       0       0        0       0        0      0        0       0       0
March 2032..................           0       0       0        0       0        0      0        0       0       0
March 2033..................           0       0       0        0       0        0      0        0       0       0
March 2034..................           0       0       0        0       0        0      0        0       0       0
March 2035..................           0       0       0        0       0        0      0        0       0       0
March 2036..................           0       0       0        0       0        0      0        0       0       0
Weighted Average Life to
   Maturity (years)(2)......         3.19   1.25     1.00    0.83    0.70    13.04   4.61     3.04    2.03    1.74
Weighted Average Life to
   Call (years)(2)(3).......         3.19   1.25     1.00    0.83    0.70    12.94   4.55     3.00    2.03    1.74

----------------------
      (1)   Rounded to the nearest whole percentage.

      (2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

      (3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                  Class A-3                                Class M-1
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     -----------------------------------
DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III     IV       V
-----------------                    ---     ---     ---     ---      ---     ---     ---     ---     ---     ---

Initial Percentage..........         100     100     100     100      100     100     100     100     100     100
March 2007..................         100     100     100     100      100     100     100     100     100     100
March 2008..................         100     100     100     100      100     100     100     100     100     100
March 2009..................         100     100     100      0        0      100     100     100     100     100
March 2010..................         100     100     100      0        0      100     67      100     100     100
March 2011..................         100     100     100      0        0      100     51      29      100     66
March 2012..................         100     100     100      0        0      100     38      20      78      36
March 2013..................         100     100     100      0        0      100     29      13      48      19
March 2014..................         100     100     74       0        0       97     22       9      29       5
March 2015..................         100     100     51       0        0       88     16       6      17       0
March 2016..................         100     99      35       0        0       80     12       4       6       0
March 2017..................         100     75      24       0        0       72      9       3       0       0
March 2018..................         100     56      16       0        0       65      7       0       0       0
March 2019..................         100     42       6       0        0       59      5       0       0       0
March 2020..................         100     32       0       0        0       53      4       0       0       0
March 2021..................         100     24       0       0        0       47      3       0       0       0
March 2022..................         100     18       0       0        0       42      *       0       0       0
March 2023..................         100     10       0       0        0       38      0       0       0       0
March 2024..................         100      3       0       0        0       33      0       0       0       0
March 2025..................         100      0       0       0        0       29      0       0       0       0
March 2026..................         100      0       0       0        0       26      0       0       0       0
March 2027..................         100      0       0       0        0       23      0       0       0       0
March 2028..................         100      0       0       0        0       19      0       0       0       0
March 2029..................         100      0       0       0        0       17      0       0       0       0
March 2030..................         100      0       0       0        0       14      0       0       0       0
March 2031..................          93      0       0       0        0       11      0       0       0       0
March 2032..................          74      0       0       0        0        9      0       0       0       0
March 2033..................          57      0       0       0        0        7      0       0       0       0
March 2034..................          41      0       0       0        0        5      0       0       0       0
March 2035..................          26      0       0       0        0        3      0       0       0       0
March 2036..................           0      0       0       0        0        0      0       0       0       0
Weighted Average Life to
   Maturity (years)(2)......        27.45   13.07   9.58     2.83    2.24    15.91   6.11    5.22    7.31    5.80
Weighted Average Life to
   Call (years)(2)(3).......        21.80   8.30    5.97     2.83    2.24    15.11   5.50    4.75    4.55    3.64

----------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                                  Class M-2                                Class M-3
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     ------------------------------------     -----------------------------------
DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III     IV       V
-----------------                    ---     ---     ---     ---      ---     ---     ---     ---     ---     ---
Initial Percentage..........         100     100     100     100      100     100     100     100     100     100
March 2007..................         100     100     100     100      100     100     100     100     100     100
March 2008..................         100     100     100     100      100     100     100     100     100     100
March 2009..................         100     100     100     100      100     100     100     100     100     100
March 2010..................         100     67      45      100      42      100     67      44      100     15
March 2011..................         100     51      29       47       8      100     51      29      16       8
March 2012..................         100     38      20       10       4      100     38      20      10       4
March 2013..................         100     29      13       6        0      100     29      13       6       0
March 2014..................          97     22       9       4        0       97     22       9       3       0
March 2015..................          88     16       6       0        0       88     16       6       0       0
March 2016..................          80     12       4       0        0       80     12       4       0       0
March 2017..................          72      9       2       0        0       72      9       0       0       0
March 2018..................          65      7       0       0        0       65      7       0       0       0
March 2019..................          59      5       0       0        0       59      5       0       0       0
March 2020..................          53      4       0       0        0       53      4       0       0       0
March 2021..................          47      1       0       0        0       47      0       0       0       0
March 2022..................          42      0       0       0        0       42      0       0       0       0
March 2023..................          38      0       0       0        0       38      0       0       0       0
March 2024..................          33      0       0       0        0       33      0       0       0       0
March 2025..................          29      0       0       0        0       29      0       0       0       0
March 2026..................          26      0       0       0        0       26      0       0       0       0
March 2027..................          23      0       0       0        0       23      0       0       0       0
March 2028..................          19      0       0       0        0       19      0       0       0       0
March 2029..................          17      0       0       0        0       17      0       0       0       0
March 2030..................          14      0       0       0        0       14      0       0       0       0
March 2031..................          11      0       0       0        0       11      0       0       0       0
March 2032..................           9      0       0       0        0        9      0       0       0       0
March 2033..................           7      0       0       0        0        7      0       0       0       0
March 2034..................           5      0       0       0        0        5      0       0       0       0
March 2035..................           3      0       0       0        0        0      0       0       0       0
March 2036..................           0      0       0       0        0        8      0       0       0       0
Weighted Average Life to
   Maturity (years)(2)......        15.90   6.08    4.97     5.19    4.10    15.89   6.05    4.84    4.64    3.67
Weighted Average Life to
   Call (years)(2)(3).......        15.11   5.49    4.52     4.55    3.63    15.11   5.48    4.40    4.30    3.41

----------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                  Class M-4                                Class M-5
                                             PREPAYMENT SCENARIO                      PREPAYMENT SCENARIO
                                     -----------------------------------     -----------------------------------
DISTRIBUTION DATE                     I      II      III      IV       V       I      II      III     IV       V
-----------------                    ---     ---     ---     ---      ---     ---     ---     ---     ---     ---
Initial Percentage..........         100     100     100     100      100     100     100     100     100     100
March 2007..................         100     100     100     100      100     100     100     100     100     100
March 2008..................         100     100     100     100      100     100     100     100     100     100
March 2009..................         100     100     100     100      97      100     100     100     100     29
March 2010..................         100     67      44       38      15      100     67      44      27      15
March 2011..................         100     51      29       16       8      100     51      29      16       8
March 2012..................         100     38      20       10       4      100     38      20      10       1
March 2013..................         100     29      13       6        0      100     29      13       6       0
March 2014..................          97     22       9       0        0       97     22       9       0       0
March 2015..................          88     16       6       0        0       88     16       6       0       0
March 2016..................          80     12       4       0        0       80     12       0       0       0
March 2017..................          72      9       0       0        0       72      9       0       0       0
March 2018..................          65      7       0       0        0       65      7       0       0       0
March 2019..................          59      5       0       0        0       59      5       0       0       0
March 2020..................          53      1       0       0        0       53      0       0       0       0
March 2021..................          47      0       0       0        0       47      0       0       0       0
March 2022..................          42      0       0       0        0       42      0       0       0       0
March 2023..................          38      0       0       0        0       38      0       0       0       0
March 2024..................          33      0       0       0        0       33      0       0       0       0
March 2025..................          29      0       0       0        0       29      0       0       0       0
March 2026..................          26      0       0       0        0       26      0       0       0       0
March 2027..................          23      0       0       0        0       23      0       0       0       0
March 2028..................          19      0       0       0        0       19      0       0       0       0
March 2029..................          17      0       0       0        0       17      0       0       0       0
March 2030..................          14      0       0       0        0       14      0       0       0       0
March 2031..................          11      0       0       0        0       11      0       0       0       0
March 2032..................           9      0       0       0        0        9      0       0       0       0
March 2033..................           7      0       0       0        0        7      0       0       0       0
March 2034..................           5      0       0       0        0        4      0       0       0       0
March 2035..................           0      0       0       0        0        0      0       0       0       0
March 2036..................           0      0       0       0        0        0      0       0       0       0
Weighted Average Life to
   Maturity (years)(2)......        15.88   6.03    4.76     4.39    3.48    15.86   6.00    4.70    4.22    3.34
Weighted Average Life to
   Call (years)(2)(3).......        15.11   5.47    4.34     4.07    3.23    15.11   5.47    4.30    3.91    3.10

----------------------

      (1)   Rounded to the nearest whole percentage.

      (2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

      (3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                  Class M-6
                                             PREPAYMENT SCENARIO

DISTRIBUTION DATE                     I      II      III      IV       V
-----------------                    ---     ---     ---     ---      ---
Initial Percentage..........         100     100     100     100      100
March 2007..................         100     100     100     100      100
March 2008..................         100     100     100     100      100
March 2009..................         100     100     100     100      29
March 2010..................         100     67      44       27      15
March 2011..................         100     51      29       16       8
March 2012..................         100     38      20       10       0
March 2013..................         100     29      13       4        0
March 2014..................          97     22       9       0        0
March 2015..................          88     16       6       0        0
March 2016..................          80     12       0       0        0
March 2017..................          72      9       0       0        0
March 2018..................          65      7       0       0        0
March 2019..................          59      *       0       0        0
March 2020..................          53      0       0       0        0
March 2021..................          47      0       0       0        0
March 2022..................          42      0       0       0        0
March 2023..................          38      0       0       0        0
March 2024..................          33      0       0       0        0
March 2025..................          29      0       0       0        0
March 2026..................          26      0       0       0        0
March 2027..................          23      0       0       0        0
March 2028..................          19      0       0       0        0
March 2029..................          17      0       0       0        0
March 2030..................          14      0       0       0        0
March 2031..................          11      0       0       0        0
March 2032..................           9      0       0       0        0
March 2033..................           7      0       0       0        0
March 2034..................           0      0       0       0        0
March 2035..................           0      0       0       0        0
March 2036..................           0      0       0       0        0
Weighted Average Life to
   Maturity (years)(2)......        15.84   5.97    4.64     4.08    3.23
Weighted Average Life to
   Call (years)(2)(3).......        15.11   5.47    4.26     3.79    3.01
----------------------

      (1)   Rounded to the nearest whole percentage.

      (2) The weighted average life of any class of certificates is determined by (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

      (3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

Effective WAC Cap

      The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

      o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%;

      o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III); and

      o Net Swap Receipts, if any, are included in the Effective WAC Cap calculation and weighted by the Class Certificate Balance of the LIBOR Certificates.

      It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. The Effective WAC Cap as set forth in the following table is calculated based on an actual/360 basis for each Distribution Date. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans or the Effective WAC Cap on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


 Distribution     Effective
     Date        WAC Cap (%)
-------------    -----------
    04/06           26.47
    05/06           22.13
    06/06           21.78
    07/06           21.88
    08/06           21.49
    09/06           21.31
    10/06           21.34
    11/06           20.87
    12/06           20.84
    01/07           20.33
    02/07           20.05
    03/07           20.53
    04/07           19.48
    05/07           19.45
    06/07           18.94
    07/07           18.91
    08/07           18.41
    09/07           18.15
    10/07           18.12
    11/07           17.66
    12/07           17.76
    01/08           18.48
    02/08           17.50
    03/08           17.10
    04/08           15.62
    05/08           15.65
    06/08           15.10
    07/08           15.93
    08/08           15.94
    09/08           16.21
    10/08           16.81
    11/08           16.82
    12/08           17.33
    01/09           17.57
    02/09           17.55
    03/09           18.74
    04/09           17.53
    05/09           17.54
    06/09           16.94
    07/09           17.48
    08/09           16.98
    09/09           16.90
    10/09           17.15
    11/09           16.68
    12/09           17.01
    01/10           16.67
    02/10           16.60
    03/10           17.76
    04/10           16.42
    05/10           16.70
    06/10           16.26
    07/10           16.56
    08/10           16.08
    09/10           16.02
    10/10           16.31
    11/10           15.83
    12/10           16.15
    01/11           15.70
    02/11           15.62
    03/11           16.77
    04/11           11.51
    05/11           11.87
    06/11           11.48
    07/11           11.85
    08/11           11.46
    09/11           11.44
    10/11           11.81
    11/11           11.41
    12/11           11.78
    01/12           11.39
    02/12           11.38
    03/12           12.15
    04/12           11.35
    05/12           11.71
    06/12           11.32
    07/12           11.69
    08/12           11.30
    09/12           11.28
    10/12           11.64
    11/12           11.25
    12/12           11.61
    01/13           11.22
    02/13           11.21
    03/13           12.39
    04/13           11.17
    05/13           11.53
    06/13           11.14
    07/13           11.49
    08/13           11.11
    09/13           11.09
    10/13           11.44
    11/13           11.06
    12/13           11.41
    01/14           11.02
    02/14           11.01
    03/14           12.17
    04/14           10.97
    05/14           11.32
    06/14           10.94
    07/14           11.28
    08/14           10.90
    09/14           10.89
    10/14           11.23
    11/14           10.85
    12/14           11.20
    01/15           10.82
    02/15           10.80
    03/15           11.94
    04/15           10.76
    05/15           11.11
    06/15           10.73
    07/15           11.07
    08/15           10.69
    09/15           10.68
    10/15           11.01
    11/15           10.64
    12/15           10.98
    01/16           10.61
    02/16           10.59
    03/16           11.30

Rated Final and Last Scheduled Distribution Date

      The rated final Distribution Date is the Distribution Date in March 2036.

      The last scheduled Distribution Date is the Distribution Date in March
2046.

      The last scheduled Distribution Dates for all classes have been calculated as the Distribution Date in the month following the month in which the latest maturity date of any mortgage loan occurs.

      Since the rate of distributions in reduction of the Class Certificate Balance of each class of Offered Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the last scheduled Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Offered Certificates" above and "Yield and Prepayment Considerations" in the prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

      The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

      The pooling and servicing agreement provides that certain segregated asset pools within the trust (exclusive, among other things, of the assets held in the Excess Reserve Fund Accounts, the Supplemental Interest Trust and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of Principal Certificates represents (exclusive of the right to receive Basis Risk Carry Forward Amounts) a regular interest (a "Regular Interest") in a Trust REMIC. The Class R and Class R-X certificates will each represent ownership of the sole class of residual interest in one or more of the Trust REMICs. In addition, each class of the Principal Certificates will represent a beneficial interest in the right to receive basis risk payments from the Excess Reserve Fund Account and, with respect to the LIBOR Certificates, the Supplemental Interest Trust. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

      Upon the issuance of the Principal Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

      A holder of a class of Principal Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of Regular Interests in the related Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of a Principal Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (the "Basis Risk Contracts") representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. The Regular Interest component of a Principal Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Principal Certificate to which it corresponds, except that any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cashflow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a Principal Certificate may exceed the actual amount of distributions on the Principal Certificate. A holder of a Principal Certificate must allocate its purchase price for the Offered Certificate between its components - the Regular Interest component and to the extent it has measurable value, the Basis Risk Contract component. To the extent the Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued at a lesser premium or with an additional amount of original issue discount ("OID") (which could, in the case of the Principal Certificates, cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus.

      Upon the sale, exchange, or other disposition of a Principal Certificate, the holder must allocate the amount realized between the components of the Principal Certificate based on the relative fair market values of those components at the time of sale. Assuming that a Principal Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Gain or Loss on Disposition".

      Interest on the Regular Interest component of a Principal Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the Principal Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID and market discount, or the amortization of bond premium, if any, will be a rate equal to 100% of the related Prepayment Assumption, as set forth under "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the Principal Certificates

      The Regular Interest components of the Principal Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association", and as "real estate assets" under
Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Supplemental Interest Trust, would be so treated. In addition, to the extent the Regular Interest component of a Principal Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the Principal Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

      Each holder of a Principal Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the Principal Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

      As indicated above, holders of the Principal Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the Principal Certificates. A holder of a Principal Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

      Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

      In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the Principal Certificates to which it relates as a result of certain Swap Termination Payments will be treated as having been received by the beneficial owners of such Principal Certificates and then paid by such owners to the Supplemental Interest Trust pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the Principal Certificates may be treated as a guarantee of the obligation of the holder of the Class CE certificates to make payments under the interest rate swap agreement.

      Any amount of proceeds from the sale, redemption or retirement of a Principal Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that Principal Certificate. A holder of such Principal Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

      Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

      A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a Principal Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of (1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a Principal Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a Principal Certificate may have income that exceeds cash distributions on the Principal Certificate, in any period and over the term of the Principal Certificate. As a result, the Principal Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

      For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Federal Income Tax
Consequences--Backup Withholding" and "--Taxation of Certain Foreign Holders of Debt Instruments" in the prospectus.

                              STATE AND LOCAL TAXES

      The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Principal Certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the Principal Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

      The U.S. Department of Labor (the "DOL") has granted to Goldman, Sachs & Co., the underwriter, an administrative exemption (Prohibited Transaction Exemption ("PTE") 89-88, Exemption Application No. D-7573, 54 Fed. Reg. 42582
(1989)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered Certificates (the "ERISA Eligible Certificates") by a Plan (subject to the discussion below concerning the interest rate swap agreement), provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the Offered Certificates are the following:

            (1) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

            (2) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Fitch, Inc., Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.;

            (3) The trustee is not an affiliate of any other member of the Restricted Group (as defined below) other than an underwriter;

            (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

            (5) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

      Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, the underwriter, the trustee, the servicer, the Swap Provider, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

      Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets of the trust fund.

      Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

      The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

      The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

      Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) its acquisition and holding of such Offered Certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

      Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

      Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor Based Exemptions will apply and exempt all potential prohibited transactions.

                                LEGAL INVESTMENT

      The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

      No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether, and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

      See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

      The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

      The trustee will be required to prepare and make available to the certificateholders statements containing information with respect to principal and interest payments and the trust as is described in this prospectus supplement. See "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "GSAMP Trust 2006-HE2" as an exhibit to the monthly distribution reports on Form 10-D for the certificates for so long as the trust is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, the servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, assessments of compliance and related accountants' attestation reports detailed under "Pooling and Servicing Agreement--Servicer Reports" in this prospectus supplement. Copies of these statements and reports will be filed with the SEC under the name of the trust as an exhibit to the trust's annual statement on Form 10-K for the Offered Certificates for so long as the issuing entity is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     RATINGS

      In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

                          Class              S&P      Moody's
                 A-1.....................    AAA        Aaa
                 A-2.....................    AAA        Aaa
                 A-3.....................    AAA        Aaa
                 M-1.....................    AAA        Aa1
                 M-2.....................    AA+        Aa2
                 M-3.....................    AA+        Aa3
                 M-4.....................    AA         A1
                 M-5.....................    AA         A2
                 M-6.....................    AA-        A3

      A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. S&P and Moody's will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by S&P or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                GLOSSARY OF TERMS

      The following terms have the meanings given below when used in this prospectus supplement.

      "Accrued Certificate Interest" means, for each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that Class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "ARM" means an adjustable-rate mortgage loan.

      "Available Funds" means, with respect to any Distribution Date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer and the trustee, if any, payable with respect to that Distribution
Date: (i) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the applicable servicing fee and the trustee fee for that Distribution Date together with any related P&I Advance, for that Distribution Date, (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (iii) Compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (iv) the proceeds from repurchases of mortgage loans and any Substitution Adjustment Amounts received in connection with the substitution of mortgage loans with respect to that Distribution Date, and (v) all proceeds received with respect to any Optional Clean-up Call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the Principal Certificates.

      "Balloon Loan" has the meaning set forth in "The Mortgage Loan Pool--Balloon Loans" in this prospectus supplement.

      "Basic Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for that Distribution Date.

      "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Consequences--Taxation of Regular Interests" in this prospectus supplement.

      "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "C-BASS" means Credit-Based Asset Servicing and Securitization LLC, a Delaware limited liability company.

      "Class A" means the Class A-1, Class A-2 and Class A-3 certificates, collectively.

      "Class A Principal Distribution Amount" means with respect to any Distribution Date is the excess of (A) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that Distribution Date over (B) the lesser of (x) 54.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-1 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) and (H) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (A) 87.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-2 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date), and (I) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of
(A) 91.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-3 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date), (I) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that Distribution Date), and (J) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date over (ii) the lesser of
(A) 93.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-4 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date), (I) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that Distribution Date), (J) the Class Certificate Balance of the Class B-3 certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount for that Distribution Date) and (K) the Class Certificate Balance of the Class B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of
(A) 95.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class B-5 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date), (I) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that Distribution Date), (J) the Class Certificate Balance of the Class B-3 certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount for that Distribution Date), (K) the Class Certificate Balance of the Class B-4 certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount for that Distribution Date) and (L) the Class Certificate Balance of the Class B-5 certificates immediately prior to that Distribution Date over (ii) the lesser of (A) 97.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class Certificate Balance" means, with respect to any class of Principal Certificates as of any Distribution Date, the initial Class Certificate Balance of that class reduced by the sum of:

      o all amounts previously distributed to holders of certificates of that class as payments of principal, and

      o the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates;

provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such class or classes).

      "Class M-1 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date) and (B) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (A) 62.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-2 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date) and (C) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (A) 69.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-3 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date) and (D) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (A) 73.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-4 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date) and (E) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date over (ii) the lesser of
(A) 77.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-5 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date) and (F) the Class Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date over (ii) the lesser of (A) 80.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Class M-6 Principal Distribution Amount" means with respect to any Distribution Date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date) and (G) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution Date over (ii) the lesser of
(A) 84.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

      "Code" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

      "Combined loan-to-value ratio" or "LTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

      "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

      "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Delinquent" has the meaning set forth in "The Mortgage Loan Pool--The Mortgage Loans" in this prospectus supplement.

      "Determination Date" means, for each Distribution Date, the 18th of the month in which that Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

      "Distribution Date" has the meaning set forth in "Description of the Certificates--Distributions" in this prospectus supplement.

      "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Due Period" means, with respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day in the calendar month in which that Distribution Date occurs.

      "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Excess Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

      "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate and the trustee fee rate. The Expense Fee Rate is not expected to exceed 0.5040%. See "Description of the Certificates--Administration Fees" and "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for that Distribution Date.

      "Fixed-Rate Certificates" means the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 certificates.

      "40-Year Trigger Event" is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate Stated Principal Balance of the mortgage loans with a 40-year term to maturity, exceeds (ii) the actual Overcollateralization Amount for such Distribution Date.

      "Gross Margin" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "GSMC" means Goldman Sachs Mortgage Company.

      "Index" shall mean the Six-Month LIBOR Loan Index.

      "Initial Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loans or the related mortgaged property.

      "Interest Accrual Period" means, for any Distribution Date, (i) with respect to the LIBOR Certificates, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date and (ii) with respect to the Fixed-Rate Certificates, the calendar month preceding the month in which such Distribution Date occurs.

      "Interest Remittance Amount" means, with respect to any Distribution Date, that portion of Available Funds attributable to interest (calculated net of the Expense Fee Rate) relating to the mortgage loans for that Distribution Date, net of any Net Swap Payments, if any, and certain Swap Termination Payments owed to the Swap Provider, if any, with respect to that Distribution Date.

      "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "LIBOR Determination Date" means, with respect to any Interest Accrual Period and the LIBOR Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

      "Litton" means Litton Loan Servicing LP, a Delaware limited partnership.

      "Loan-to-value ratio" or "LTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

      "Maximum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Minimum Rate" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Moody's" has the meaning set forth in "Ratings" in this prospectus supplement.

      "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Offered Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "One-Month LIBOR" means, with respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee (after consultation with the depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

      "Optional Clean-up Call" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

      "Overcollateralization Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Overcollateralization Floor" means 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

      "Overcollateralization Reduction Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

      "P&I Advances" means advances made by the servicer on each Distribution Date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

      "Pass-Through Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Periodic Cap" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

      "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Prepayment Assumption" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

      "Prepayment Interest Excess" means, with respect to any Servicer Remittance Date, for each mortgage loan that was the subject of a principal prepayment in full during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Servicer Remittance Date occurs and the last day of the related Prepayment Period, an amount equal to interest (to the extent received) at the applicable net mortgage interest rate on the amount of such principal prepayment for the number of days commencing on the first day of the calendar month in which such Servicer Remittance Date occurs and ending on the date on which such principal prepayment is so applied.

      "Prepayment Period" means, with respect to any Distribution Date, the period commencing on the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or in the case of the first Distribution Date, from March 1, 2006) and ending on the 15th day of the calendar month in which the related Distribution Date occurs.

      "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

      "Principal Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

      "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments received on the mortgage loans during the related Prepayment Period, (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each mortgage loan that was repurchased with respect to that Distribution Date, (v) the portion of Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date, and
(vi) the portion of the proceeds received with respect to any Optional Clean-up Call (to the extent they relate to principal).

      "PTCE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicer, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

      "Record Date" means, with respect to any Distribution Date and the Principal Certificates, the last business day of the related Interest Accrual Period, unless the Principal Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the month in which that Distribution Date occurs.

      "Reference Banks" means leading banks selected by the trustee (after consultation with the depositor) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

      "Regular Interest" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

      "REIT" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

      "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's and (y) (i) a short-term rating of at least "A-1" by S&P or
(ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P.

      "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

      "S&P" has the meaning set forth in "Ratings" in this prospectus supplement.

      "Senior Enhancement Percentage" means, with respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution
Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

      "Senior Specified Enhancement Percentage" on any date of determination is approximately 45.70%.

      "Servicer Remittance Date" means, with respect to any Distribution Date, the business day immediately preceding that Distribution Date.

      "Servicing Rights Pledgee" has the meaning set forth in "The Pooling and Servicing Agreement --Pledge and Assignment of Servicer's Rights" in this prospectus supplement.

      "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

      "SouthStar" means SouthStar Funding LLC.

      "Specified Overcollateralized Amount" means, prior to the Stepdown Date, an amount equal to 1.10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; on and after the Stepdown Date, an amount equal to 2.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject, until the Class Certificate Balance of each class of Principal Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead will remain the same as the prior period's Specified

Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each class of Principal Certificates has been reduced to zero, the Specified
Overcollateralized Amount will thereafter equal zero.

      "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

      "Stepdown Date" means the earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the Distribution Date in April 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

      "Structuring Assumptions" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

      "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 certificates.

      "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Substitute Mortgage Loan" means a mortgage loan substituted by the sponsor or Goldman Sachs Mortgage Company, as applicable, for a mortgage loan that is in breach of the sponsor's or Goldman Sachs Mortgage Company's, as applicable, representations and warranties regarding the mortgage loans, which must, on the date of such substitution (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of the principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a loan-to-value ratio no higher than that of the mortgage loan in breach; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; (v) be of the same type as the mortgage loan in breach (i.e., fixed-rate or adjustable-rate with same Periodic Cap and Index); and (vi) comply with each representation and warranty made by the sponsor or Goldman Sachs Mortgage Company, as applicable.

      "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

      "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Supplemental Interest Trust" has the meaning set forth in "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

      "Swap Provider" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

      "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "Total Monthly Excess Spread" means, with respect to any Distribution Date, the excess, if any, of (x) the interest collected on the mortgage loans by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee and less (ii) Net Swap Payments, if any, for such Distribution Date, over (y) the amounts paid to the classes of certificates pursuant to clause (i) under the fourth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

      "Trigger Event," with respect to any Distribution Date, means the circumstances in which (i) the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of the mortgage loans that are 60 days or more Delinquent, including mortgage loans in foreclosure, all REO properties and all mortgage loans where the mortgagor has filed for bankruptcy, and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 40.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such Distribution Date:

 Distribution Date Occurring In          Cumulative Realized Loss Percentage
------------------------------------    ----------------------------------------
April 2008 through March 2009           1.35% for the first month, plus an
                                        additional 1/12th of 1.70% for each
                                        month thereafter

April 2009 through March 2010           3.05% for the first month, plus an
                                        additional 1/12th of 1.70% for each
                                        month thereafter

April 2010 through March 2011           4.50% for the first month, plus an
                                        additional 1/12th of 0.75% for each
                                        month thereafter

April 2011 through March 2012           5.50% for the first month, plus an
                                        additional 1/12th of 0.50% for each
                                        month thereafter

April 2012 and thereafter               6.00%

      "Trust REMICs" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

      "Underwriting Guidelines" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

      "Unpaid Interest Amount" for any class of certificates and any Distribution Date will equal the sum of (a) the portion of Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date, and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

      "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      (a) from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      (b) from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the Offered Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      (c) from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      (d) from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

            (1) if the intermediary is a "qualified intermediary" (a "qualified intermediary") within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations, a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (a) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

            (b) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

            (c) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

            (d) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations; or

            (2) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

            (a) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

            (b) certifying that the nonqualified intermediary is not acting for its own account,

            (c) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

            (d) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

            (e) from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

            (a) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

            (b) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

            (c)   can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

            INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

                    Interest Rate Swap                       Interest Rate Swap
Distribution Date   Notional Amount ($)   Distribution Date  Notional Amount ($)
-----------------   -------------------   -----------------  -------------------
    04/06                   594,549,686       11/08                   96,020,259
    05/06                   583,972,433       12/08                   92,722,765
    06/06                   571,458,486       01/09                   87,805,949
    07/06                   557,042,539       02/09                   83,160,301
    08/06                   540,777,250       03/09                   78,770,416
    09/06                   522,731,955       04/09                   74,622,406
    10/06                   502,994,360       05/09                   70,701,905
    11/06                   481,670,949       06/09                   66,996,040
    12/06                   458,884,742       07/09                   63,492,870
    01/07                   435,177,398       08/09                   60,180,847
    02/07                   412,432,695       09/09                   57,049,107
    03/07                   390,636,687       10/09                   54,087,588
    04/07                   369,871,377       11/09                   51,286,641
    05/07                   350,087,714       12/09                   48,637,257
    06/07                   331,238,990       01/10                   46,130,946
    07/07                   313,280,733       02/10                   43,759,739
    08/07                   296,170,928       03/10                   41,516,056
    09/07                   279,868,892       04/10                   39,392,788
    10/07                   264,336,233       05/10                   37,383,230
    11/07                   249,521,057       06/10                   35,481,062
    12/07                   235,407,313       07/10                   33,680,325
    01/08                   216,943,722       08/10                   31,975,401
    02/08                   179,253,814       09/10                   30,360,990
    03/08                   147,694,288       10/10                   28,832,095
    04/08                   122,188,252       11/10                   27,384,003
    05/08                   111,459,498       12/10                   26,012,268
    06/08                   101,610,869       01/11                   24,712,567
    07/08                    96,020,259       02/11                   23,479,173
    08/08                    96,020,259       03/11                   22,310,425
    09/08                    96,020,259   04/11 onwards                        0
    10/08                    96,020,259

                                   SCHEDULE A
                       STRUCTURAL AND COLLATERAL TERMSHEET

                            GSAMP 2006-HE2 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $595,196,000
                                  (Approximate)
                                 GSAMP 2006-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                                                           Initial                                             Expected
               Approximate Principal   Expected Credit   Pass-Through   Estimated Avg.   Principal Payment   S&P/ Moody's
Certificates      Balance(1) (4)           Support         Rate(5)      Life (yrs)(2)      Window(2)(3)       Ratings(6)
------------   ---------------------   ---------------   ------------   --------------   -----------------   ------------
A-1                      290,249,000             22.85%  LIBOR + [ ]%             1.00     04/06 - 02/08       AAA/Aaa
A-2                      186,944,000             22.85%  LIBOR + [ ]%             3.00     02/08 - 03/12       AAA/Aaa
A-3                       21,659,000             22.85%  LIBOR + [ ]%             5.97     03/12 - 03/12       AAA/Aaa
M-1                       24,894,000             19.00%  LIBOR + [ ]%             4.75     04/10 - 03/12       AAA/Aa1
M-2                       22,955,000             15.45%  LIBOR + [ ]%             4.52     12/09 - 03/12       AA+/Aa2
M-3                       13,578,000             13.35%  LIBOR + [ ]%             4.40     10/09 - 03/12       AA+/Aa3
M-4                       12,609,000             11.40%  LIBOR + [ ]%             4.34     09/09 - 03/12        AA/A1
M-5                       11,639,000              9.60%  LIBOR + [ ]%             4.30     08/09 - 03/12        AA/A2
M-6                       10,669,000              7.95%  LIBOR + [ ]%             4.26     07/09 - 03/12        AA-/A3
------------   ---------------------   ---------------   ------------   --------------   -----------------   ------------
Total                    595,196,000

Non-Offered Certificates

B-1                       11,962,000             6.100%          6.50%       N/A                N/A              N/A
B-2                       10,669,000             4.450%          6.50%       N/A                N/A              N/A
B-3                        7,759,000             3.250%          6.50%       N/A                N/A              N/A
B-4                        7,436,000             2.100%          6.50%       N/A                N/A              N/A
B-5                        6,466,000             1.100%          6.50%       N/A                N/A              N/A

(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The rated final distribution date for the certificates is the Distribution Date in March 2036 and the last scheduled distribution date for the certificates is the Distribution Date in March 2046.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.

(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data((7))

                                                  Adjustable Rate        Fixed Rate          Aggregate
-----------------------------------------------   ----------------    ----------------    ----------------
Average Scheduled Principal Balance:                  $539,231,109        $107,369,963        $646,601,072
Number of Mortgage Loans                                     2,897                 833               3,730
Average Scheduled Principal Balance                       $186,134            $128,896            $173,351
Weighted Average Gross Coupon:                               7.819%              7.989%              7.847%
Weighted Average Net Coupon((8)):                            7.315%              7.485%              7.343%
Weighted Average Current FICO Score:                           636                 636                 636
Weighted Average Original LTV Ratio:                         78.44%              68.56%              76.80%
Weighted Average Combined LTV:                               78.44%              74.55%              77.80%
Weighted Average Std. Remaining Term (months):                 360                 346                 358
Weighted Average Seasoning (months):                             3                   3                   3
Weighted Average Months to Roll((9)):                           23                 N/A                  23
Weighted Average Gross Margin((9)):                           6.40%                N/A                6.40%
Weighted Average Initial Rate Cap((9)):                       2.53%                N/A                2.53%
Weighted Average Periodic Rate Cap((9)):                      1.23%                N/A                1.23%
Weighted Average Gross Max. Lifetime Rate((9)):              14.26%                N/A               14.26%
Weighted Average DTI%:                                       42.46%              40.85%              42.19%
Weighted Average % of Loans with MI:                          0.00%               0.00%               0.00%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

|X| The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by SouthStar (32.50%), Encore Credit Corp (16.39%), MILA (14.39%) and 27 other originators (36.72%) and subsequently acquired by Credit-Based Asset Servicing and Securitization LLC ("C-BASS").

|X| Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.10%, and excess spread.

|X|   The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

|X| None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

|X| The transaction will be modeled on INTEX as "GSA06HE2" and on Bloomberg as "GSAMP 06-HE2".

|X| This transaction will contain a swap agreement with an initial swap notional amount of approximately $594,549,686. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.10% (on an actual/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the Swap Provider.

|X| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:        April 6, 2006

Cut-off Date:                 March 1, 2006

Expected Pricing Date:        Week of March 27, 2006

First Distribution Date:      April 25, 2006

Key Terms

Offered Certificates:         Class A, Class M Certificates

Non-Offered Certificates:     Class B-1, Class B-2, Class B-3, Class B-4, Class
                              B-5, Class R, Class R-X, Class CE and Class P
                              Certificates

Class A Certificates:         Class A-1, Class A-2 and Class A-3 Certificates

Class M Certificates:         Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5 and Class M-6 Certificates

Class B Certificates:         Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates

Residual Certificates:        Class R and Class R-X Certificates

LIBOR Certificates:           Class A and Class M Certificates

Fixed Rate Certificates:      Class B-1, Class B-2, Class B-3, Class B-4 and
                              Class B-5 Certificates

Principal Certificates:       LIBOR Certificates and Fixed Rate Certificates

Depositor:                    GS Mortgage Securities Corp.

Sponsor:                      Credit-Based Asset Servicing and Securitization
                              LLC

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     Litton Loan Servicing LP

Trustee:                      U.S. Bank, National Association

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Custodian:                    Bank of New York

Swap Provider:                TBD

Servicing Fee Rate:           50 bps

Trustee Fee Rate:             No more than 0.40 bp

Expense Fee Rate:             The aggregate of the Servicing Fee Rate and the
                              Trustee Fee Rate

Expense Fee:                  The aggregate of the servicing fee at the
                              Servicing Fee Rate and trustee fee at the Trustee
                              Fee Rate

Distribution Date:            25th day of the month or the following business
                              day

Record Date:                  For any Distribution Date, the last business day
                              of the related Interest Accrual Period

Delay Days:                   0 day delay on the LIBOR Certificates

                              24 day delay on the Fixed Rate Certificates

Prepayment Period:            With respect to any Distribution Date, the period
                              commencing the 16th day of the calendar month preceding the calendar month in which such Distribution Date occurs (or in the case of the first distribution date, from March 1, 2006) and ending on the 15th day of the calendar month in which such Distribution Date occurs.

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs.

Day Count:                    Actual/360 basis for the LIBOR Certificates

                              30/360 basis for the Fixed Rate Certificates

Interest Accrual Period:      For the LIBOR Certificates from the prior
                              Distribution Date to the day prior to the current
                              Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates from and including the first day of the month prior to the month in which the current Distribution Date occurs to and including the last day of such month.

Pricing Prepayment
Assumption:                   Adjustable rate mortgage loans: CPR starting at 5%
                              CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 30% CPR in month 12
                              (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35%
                              CPR thereafter.

                              Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:               The trust will consist of sub-prime, first and
                              second lien, fixed rate and adjustable rate residential mortgage loans.

Excess Spread:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off
                              Date:

                              Initial Gross WAC(1):                       7.8474
                              Less Fees & Expenses(2):                    0.5100
                                                                          ------
                              Net WAC(1):                                 7.3374
                              Less Initial Principal Certificate Coupon
                              (Approx.)(3):                               5.0565
                              Less Initial Net Swap Outflow(3):           0.2262
                                                                          ------
                              Initial Excess Spread(1):                   2.0547


                              (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                              (2)   Assumes a fee of 51 bps.

                              (3)   Assumes 1-month LIBOR equal to 4.854%,
                                    initial marketing spreads and a 30-day
                                    month. This amount will vary on each
                                    Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicer Advancing:           The Servicer will make certain advances of
                              principal and interest, subject to recoverability.
                              Servicer will not advance principal on REO properties and is not required to make principal advances with respect to second lien mortgage loans. Servicer will only make limited advances on defaulted balloon payments. The Serivcer is not obligated to make advances with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or similar state laws.

Compensating Interest:        The Servicer will pay compensating interest equal
                              to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans for the related Distribution Date resulting from voluntary Principal Prepayments in full on the Mortgage Loans during the related Prepayment
                              Period and (B) one-half the Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc. and Moody's
                              Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to the Class A Certificates
                              and $100,000 with regard to the Class M
                              Certificates.

Legal Investment:             It is anticipated that the Principal Certificates
                              will not be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              the Offered Certificates. However, in addition, for so long as the swap ==== agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                Portions of the trust will be treated as multiple
                              real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                              The Principal Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement
and Prospectus:               This term sheet does not contain all information
                              that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                              The Depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                              The registration statement referred to above
                              (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink: http://sec.gov/Archives/edgar/data/807641/
                              000091412105002050/0000914121-05-002050.txt

Risk Factors:                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                              INCLUDED IN THE REGISTRATION STATEMENT FOR A
                              DESCRIPTION OF INFORMATION THAT SHOULD BE
                              CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE
                              PRINCIPAL CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of One-Month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to a maximum rate equal to the WAC Cap as described below. Interest will be paid monthly, on all Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the Principal Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.10% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 45.70%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
A                                          22.85%                     45.70%
M-1                                        19.00%                     38.00%
M-2                                        15.45%                     30.90%
M-3                                        13.35%                     26.70%
M-4                                        11.40%                     22.80%
M-5                                         9.60%                     19.20%
M-6                                         7.95%                     15.90%
B-1                                         6.10%                     12.20%
B-2                                         4.45%                      8.90%
B-3                                         3.25%                      6.50%
B-4                                         2.10%                      4.20%
B-5                                         1.10%                      2.20%

(1) Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

Distribution Dates                      Cumulative Realized Loss Percentage
-------------------------   ------------------------------------------------------------
April 2008 - March 2009                      1.35% for the first month,
                            plus an additional 1/12th of 1.70% for each month thereafter
April 2009 - March 2010                      3.05% for the first month,
                            plus an additional 1/12th of 1.70% for each month thereafter
April 2010 - March 2011                      4.75% for the first month,
                            plus an additional 1/12th of 0.75% for each month thereafter
April 2011 - March 2012                      5.50% for the first month,
                            plus an additional 1/12th of 0.50% for each month thereafter
April 2012 and thereafter                               6.00%

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For the Principal Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-5 Pass-Through Rate. The Class B-5 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 6.50% (7.00% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R and Class R-X Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) (x) with respect to the LIBOR Certificates, 30 divided by the actual number of days in the applicable Interest Accrual Period and (y) with respect to the Fixed Rate Certificates, 1, and (ii) (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, (B) less, solely with respect to calculating the WAC Cap for the LIBOR Certificates, net swap payments out of the trust, if any, and certain swap termination payments owed to the Swap Provider, if any, divided by the class certificate balance of the LIBOR Certificates at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Principal Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any interest received or advanced on the Mortgage Loans less (x) the Expense Fee, (y) net swap payments out of the trust, if any, and (z) certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (ii) of "Supplemental Interest Trust" below), and less (B) net swap payments out of the trust, if any) and available for distribution on such Distribution Date, over
(y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the related prepayment period,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 54.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 69.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
Date), (K) the class certificate balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) from the Interest Remittance Amount, to the Class A Certificates, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i) to the Class A Certificates, sequentially, in ascending numerical order, until the class certificate balances thereof have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, sequentially, in ascending numerical order, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until their respective class certificate balances have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xii) to the Class B-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after distribution thereof to the Class A Certificates will be included as part of the distributions pursuant to clause
(ii) through (xii) above. Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class CE certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A Certificates, any Basis Risk Carry Forward Amounts for such classes, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates any Basis Risk Carry Forward Amount for such classes,

(v)      certain swap termination payments to the Supplemental Interest Trust,

(vi) if a 40-Year Trigger Event is in effect, then any remaining amounts, with the exception of remaining net swap receipts, will be distributed sequentially, to the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates until their respective class certificate balances have been reduced to zero,

(vii)    to the holders of the Class CE certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iii) to the Class A and Class M certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid,

(iv) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(v)      to the holders of the Class CE certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the Principal Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-5 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

                                                    1-12          13-24          25-36        37-48      49-60
                                   No Penalty      Months         Months         Months      Months      Months        Total
--------------------------------   -----------   -----------   ------------   ------------   -------   ----------   ------------
1 YR ARM                            $1,550,919      $659,646     $1,481,977             $0        $0           $0     $3,692,542
10 YR FIXED                                  0             0         70,651         63,867         0            0        134,518
15 YR FIXED                            830,194       206,913        124,295      2,252,711         0            0      3,414,112
2 YR ARM                            28,569,567    16,453,522    167,368,455     16,804,474         0      437,230    229,633,249
2 YR ARM 40 YR TERM                    962,820       783,015     12,968,306        147,917         0            0     14,862,057
2 YR ARM 40/30 DUAL AMORTIZATION     1,603,749     3,037,498     29,709,742      5,649,354         0            0     40,000,344
2 YR ARM BALLOON 40/30               6,525,676     4,145,963     14,835,858      2,139,881         0      508,289     28,155,668
2 YR ARM IO                          7,141,260    11,354,563    103,110,613      9,999,282         0            0    131,605,719
20 YR FIXED                            306,560             0        173,603        509,823         0            0        989,986
3 YR ARM                             8,964,404       823,411         83,819     15,499,823         0            0     25,371,458
3 YR ARM BALLOON 40/30                 639,639       590,220              0      7,581,022         0            0      8,810,880
3 YR ARM BALLOON 45/30                 167,931     1,116,182      2,934,415     28,291,607         0            0     32,510,134
3 YR ARM IO                          1,526,513             0        551,200      8,749,266         0            0     10,826,979
30 YR FIXED                         11,491,251     4,029,822      4,305,202     53,288,519    94,611    1,476,222     74,685,628
30 YR FIXED IO                       1,075,950       391,200        597,800      3,829,560         0            0      5,894,510
40 YR FIXED                            313,855             0        269,734      1,829,414         0            0      2,413,004
5 YR ARM                             1,131,137       111,954              0      2,671,888         0            0      3,914,980
5 YR ARM 40 YR TERM                          0             0        264,652        207,874         0            0        472,526
5 YR ARM BALLOON 45/30                       0             0              0      1,747,946         0            0      1,747,946
5 YR ARM IO                                  0       131,900        541,100      3,519,229         0            0      4,192,229
6 MO ARM                               429,366     1,323,516      1,096,379        118,843         0            0      2,968,104
7 YR ARM BALLOON 45/30                       0             0              0        466,296         0            0        466,296
FIXED BALLOON 30/15                  1,334,997             0      1,538,430        801,966         0            0      3,675,392
FIXED BALLOON 40/30                    454,573       401,184        373,206     11,168,639         0            0     12,397,601
FIXED BALLOON 45/30                          0       171,972              0      3,593,240         0            0      3,765,212
--------------------------------   -----------   -----------   ------------   ------------   -------   ----------   ------------
Total:                             $75,020,361   $45,732,482   $342,399,438   $180,932,439   $94,611   $2,421,741   $646,601,072

                                                  1-12     13-24     25-36     37-48     49-60
                                   No Penalty    Months    Months    Months    Months    Months
--------------------------------   ----------    ------    ------    ------    ------    ------
1 YR ARM                                 0.24%     0.10%     0.23%     0.00%     0.00%     0.00%
10 YR FIXED                                 0         0      0.01      0.01         0         0
15 YR FIXED                              0.13      0.03      0.02      0.35         0         0
2 YR ARM                                 4.42      2.54     25.88      2.60         0      0.07
2 YR ARM 40 YR TERM                      0.15      0.12      2.01      0.02         0         0
2 YR ARM 40/30 DUAL AMORTIZATION         0.25      0.47      4.59      0.87         0         0
2 YR ARM BALLOON 40/30                   1.01      0.64      2.29      0.33         0      0.08
2 YR ARM IO                              1.10      1.76     15.95      1.55         0         0
20 YR FIXED                              0.05         0      0.03      0.08         0         0
3 YR ARM                                 1.39      0.13      0.01      2.40         0         0
3 YR ARM BALLOON 40/30                   0.10      0.09         0      1.17         0         0
3 YR ARM BALLOON 45/30                   0.03      0.17      0.45      4.38         0         0
3 YR ARM IO                              0.24         0      0.09      1.35         0         0
30 YR FIXED                              1.78      0.62      0.67      8.24      0.01      0.23
30 YR FIXED IO                           0.17      0.06      0.09      0.59         0         0
40 YR FIXED                              0.05         0      0.04      0.28         0         0
5 YR ARM                                 0.17      0.02         0      0.41         0         0
5 YR ARM 40 YR TERM                         0         0      0.04      0.03         0         0
5 YR ARM BALLOON 45/30                      0         0         0      0.27         0         0
5 YR ARM IO                                 0      0.02      0.08      0.54         0         0
6 MO ARM                                 0.07      0.20      0.17      0.02         0         0
7 YR ARM BALLOON 45/30                      0         0         0      0.07         0         0
FIXED BALLOON 30/15                      0.21         0      0.24      0.12         0         0
FIXED BALLOON 40/30                      0.07      0.06      0.06      1.73         0         0
FIXED BALLOON 45/30                         0      0.03         0      0.56         0         0
--------------------------------   ----------    ------    ------    ------    ------    ------
Total:                                  11.60%     7.07%    52.95%    27.98%     0.01%     0.37%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

              Breakeven CDR Table for the Subordinate Certificates

      The assumptions for the breakeven CDR table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X| 1-month and 6-month Forward LIBOR curves (as of close on March 23, 2006) are used

|X|   40% loss severity

|X|   There is a 6 month lag in recoveries

|X|   100% P&I advancing

|X| Priced to call with collateral losses calculated through the life of the applicable bond

|X|   The Offered certificates are priced at par

|X|   Assumes bonds pay on 25th of month

                                             First Dollar of Loss                  LIBOR Flat                   0% Return
---------   -------------------------   -------------------------   -------------------------   -------------------------
Class M-1   CDR (%)                                         37.82                       37.91                       39.46
            Yield (%)                                      5.4263                      5.0848                      0.0257
            WAL (years)                                      2.97                        2.97                        2.87
            Modified Duration (years)                       2.713                       2.716                        2.71
            Principal Window                        Mar09 - Mar09               Mar09 - Mar09               Feb09 - Feb09
            Principal Writedown                $13,205.45 (0.05%)         $282,942.02 (1.14%)      $3,890,415.35 (15.63%)
            Total Collat Loss            $138,393,128.13 (21.40%)    $138,641,999.71 (21.44%)    $141,628,611.67 (21.90%)
Class M-2   CDR (%)                                         29.42                       29.50                       30.82
            Yield (%)                                      5.4450                      5.1173                      0.0254
            WAL (years)                                      3.39                        3.39                        3.27
            Modified Duration (years)                        3.06                        3.06                       3.054
            Principal Window                        Aug09 - Aug09               Aug09 - Aug09               Jul09 - Jul09
            Principal Writedown                $18,454.78 (0.08%)         $293,972.58 (1.28%)      $4,098,733.43 (17.86%)
            Total Collat Loss            $118,879,938.20 (18.39%)    $119,131,678.83 (18.42%)    $122,310,052.85 (18.92%)
Class M-3   CDR (%)                                         25.15                       25.20                       25.87
            Yield (%)                                      5.4587                      5.1119                      0.0212
            WAL (years)                                      3.64                        3.64                        3.60
            Modified Duration (years)                       3.265                       3.269                       3.331
            Principal Window                        Nov09 - Nov09               Nov09 - Nov09               Nov09 - Nov09
            Principal Writedown                $11,602.66 (0.09%)         $198,120.05 (1.46%)      $2,682,710.70 (19.76%)
            Total Collat Loss            $107,383,638.80 (16.61%)    $107,553,475.08 (16.63%)    $109,814,305.83 (16.98%)
Class M-4   CDR (%)                                         21.55                       21.62                       22.31
            Yield (%)                                      5.5837                      5.0604                      0.0672
            WAL (years)                                      3.89                        3.89                        3.76
            Modified Duration (years)                       3.459                        3.47                       3.458
            Principal Window                        Feb10 - Feb10               Feb10 - Feb10               Jan10 - Jan10
            Principal Writedown                 $1,486.79 (0.01%)         $282,570.34 (2.24%)      $2,629,179.52 (20.85%)
            Total Collat Loss             $96,765,930.63 (14.97%)     $97,021,030.23 (15.00%)     $98,874,486.98 (15.29%)
Class M-5   CDR (%)                                         18.59                       18.65                       19.19
            Yield (%)                                      5.5488                      5.0544                      0.0788
            WAL (years)                                      4.05                        4.05                        3.99
            Modified Duration (years)                       3.586                       3.592                        3.65
            Principal Window                        Apr10 - Apr10               Apr10 - Apr10               Apr10 - Apr10
            Principal Writedown                $31,460.79 (0.27%)         $287,573.32 (2.47%)      $2,580,425.67 (22.17%)
            Total Collat Loss             $86,800,494.08 (13.42%)     $87,033,009.15 (13.46%)     $89,113,180.50 (13.78%)
Class M-6   CDR (%)                                         15.99                       16.05                       16.59
            Yield (%)                                      5.6148                      5.0825                      0.0308
            WAL (years)                                      4.30                        4.30                        4.14
            Modified Duration (years)                       3.774                        3.78                       3.776
            Principal Window                        Jul10 - Jul10               Jul10 - Jul10               Jun10 - Jun10
            Principal Writedown                $40,780.19 (0.38%)         $310,403.30 (2.91%)      $2,507,324.81 (23.50%)
            Total Collat Loss             $77,896,331.33 (12.05%)     $78,143,105.32 (12.09%)     $79,886,727.61 (12.35%)

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X|   1-month and 6-month LIBOR remain static

|X|   10% Clean Up Call is not exercised

                                     50% PPA   75% PPA   100% PPA   125% PPA   150% PPA   175% PPA
---------   ----------------------   -------   -------   --------   --------   --------   --------
Class A-1   WAL (years)                 1.74      1.25       1.00       0.83       0.70       0.61
            First Prin Pay (month)         1      .             1          1          1          1
            Last Prin Pay (month)         42        28         23         19         16         14

Class A-2   WAL (years)                 7.04      4.61       3.04       2.03       1.74       1.54
            First Prin Pay (month)        42        28         23         19         16         14
            Last Prin Pay (month)        180       120         87         33         26         24

Class A-3   WAL (years)                19.08     13.07       9.58       2.83       2.24       1.99
            First Prin Pay (month)       180       120         87         33         26         24
            Last Prin Pay (month)        310       225        168         36         29         25

Class M-1   WAL (years)                 9.11      6.11       5.22       7.31       5.80       4.79
            First Prin Pay (month)        48        40         49         66         53         44
            Last Prin Pay (month)        276       193        142        130        104         86

Class M-2   WAL (years)                 9.09      6.08       4.97       5.19       4.10       3.43
            First Prin Pay (month)        48        39         45         54         42         36
            Last Prin Pay (month)        266       185        136        105         83         69

Class M-3   WAL (years)                 9.06      6.05       4.84       4.64       3.67       3.09
            First Prin Pay (month)        48        38         43         49         39         33
            Last Prin Pay (month)        256       176        130        100         79         65

Class M-4   WAL (years)                 9.04      6.03       4.76       4.39       3.48       2.94
            First Prin Pay (month)        48        38         42         46         36         31
            Last Prin Pay (month)        248       171        125         96         76         63

Class M-5   WAL (years)                 9.00      6.00       4.70       4.22       3.34       2.83
            First Prin Pay (month)        48        38         41         44         35         30
            Last Prin Pay (month)        240       164        120         92         73         60

Class M-6   WAL (years)                 8.96      5.97       4.64       4.08       3.23       2.75
            First Prin Pay (month)        48        37         40         42         33         29
            Last Prin Pay (month)        230       157        114         88         70         58

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X|   1-month and 6-month LIBOR remain static

|X|   10% Clean Up Call is exercised on the first date possible

                                     50% PPA   75% PPA   100% PPA   125% PPA   150% PPA   175% PPA
---------   ----------------------   -------   -------   --------   --------   --------   --------
Class A-1   WAL (years)                 1.74      1.25       1.00       0.83       0.70       0.61
            First Prin Pay (month)         1         1          1          1          1          1
            Last Prin Pay (month)         42        28         23         19         16         14

Class A-2   WAL (years)                 6.96      4.55       3.00       2.03       1.74       1.54
            First Prin Pay (month)        42        28         23         19         16         14
            Last Prin Pay (month)        151       100         72         33         26         24

Class A-3   WAL (years)                12.55      8.30       5.97       2.83       2.24       1.99
            First Prin Pay (month)       151       100         72         33         26         24
            Last Prin Pay (month)        151       100         72         36         29         25

Class M-1   WAL (years)                 8.26      5.50       4.75       4.55       3.64       3.05
            First Prin Pay (month)        48        40         49         55         44         37
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-2   WAL (years)                 8.26      5.49       4.52       4.55       3.63       3.05
            First Prin Pay (month)        48        39         45         54         42         36
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-3   WAL (years)                 8.26      5.48       4.40       4.30       3.41       2.88
            First Prin Pay (month)        48        38         43         49         39         33
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-4   WAL (years)                 8.26      5.47       4.34       4.07       3.23       2.74
            First Prin Pay (month)        48        38         42         46         36         31
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-5   WAL (years)                 8.26      5.47       4.30       3.91       3.10       2.64
            First Prin Pay (month)        48        38         41         44         35         30
            Last Prin Pay (month)        151       100         72         55         44         37

Class M-6   WAL (years)                 8.26      5.47       4.26       3.79       3.01       2.57
            First Prin Pay (month)        48        37         40         42         33         29
            Last Prin Pay (month)        151       100         72         55         44         37

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One- and Six-month LIBOR are in accordance with the LIBOR Forward Curves as of the close on March 23, 2006, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Period   Distribution Date   Excess Spread (%)
------   -----------------   -----------------
     1        Apr-06                      3.83
     2        May-06                      2.05
     3        Jun-06                      1.89
     4        Jul-06                      2.05
     5        Aug-06                      1.89
     6        Sep-06                      1.89
     7        Oct-06                      2.05
     8        Nov-06                      1.88
     9        Dec-06                      2.04
    10        Jan-07                      1.88
    11        Feb-07                      1.89
    12        Mar-07                      2.36
    13        Apr-07                      1.88
    14        May-07                      2.04
    15        Jun-07                      1.88
    16        Jul-07                      2.04
    17        Aug-07                      1.89
    18        Sep-07                      1.88
    19        Oct-07                      2.04
    20        Nov-07                      1.92
    21        Dec-07                      2.16
    22        Jan-08                      3.42
    23        Feb-08                      3.55
    24        Mar-08                      3.83
    25        Apr-08                      3.51
    26        May-08                      3.69
    27        Jun-08                      3.59
    28        Jul-08                      4.11
    29        Aug-08                      4.00
    30        Sep-08                      3.99
    31        Oct-08                      4.12
    32        Nov-08                      4.00
    33        Dec-08                      4.24
    34        Jan-09                      4.24
    35        Feb-09                      4.28
    36        Mar-09                      4.82
    37        Apr-09                      4.39
    38        May-09                      4.47
    39        Jun-09                      4.39
    40        Jul-09                      4.60
    41        Aug-09                      4.45
    42        Sep-09                      4.50
    43        Oct-09                      4.64
    44        Nov-09                      4.49
    45        Dec-09                      4.64
    46        Jan-10                      4.49
    47        Feb-10                      4.50
    48        Mar-10                      4.96
    49        Apr-10                      4.50
    50        May-10                      4.65
    51        Jun-10                      4.50
    52        Jul-10                      4.65
    53        Aug-10                      4.50
    54        Sep-10                      4.50
    55        Oct-10                      4.65
    56        Nov-10                      4.49
    57        Dec-10                      4.65
    58        Jan-11                      4.50
    59        Feb-11                      4.52
    60        Mar-11                      4.97
    61        Apr-11                      4.50
    62        May-11                      4.65
    63        Jun-11                      4.49
    64        Jul-11                      4.65
    65        Aug-11                      4.50
    66        Sep-11                      4.50
    67        Oct-11                      4.65
    68        Nov-11                      4.49
    69        Dec-11                      4.64
    70        Jan-12                      4.47
    71        Feb-12                      4.50
    72        Mar-12                      4.80
    73        Apr-12                      4.25
    74        May-12                      4.41
    75        Jun-12                      4.25
    76        Jul-12                      4.41
    77        Aug-12                      4.25
    78        Sep-12                      4.25
    79        Oct-12                      4.41
    80        Nov-12                      4.25
    81        Dec-12                      4.41
    82        Jan-13                      4.24
    83        Feb-13                      4.25
    84        Mar-13                      4.74
    85        Apr-13                      4.26
    86        May-13                      4.42
    87        Jun-13                      4.26
    88        Jul-13                      4.44
    89        Aug-13                      4.28
    90        Sep-13                      4.29
    91        Oct-13                      4.46
    92        Nov-13                      4.30
    93        Dec-13                      4.48
    94        Jan-14                      4.32
    95        Feb-14                      4.34
    96        Mar-14                      4.84
    97        Apr-14                      4.36
    98        May-14                      4.54
    99        Jun-14                      4.39
   100        Jul-14                      4.57
   101        Aug-14                      4.42
   102        Sep-14                      4.44
   103        Oct-14                      4.62
   104        Nov-14                      4.47
   105        Dec-14                      4.65
   106        Jan-15                      4.50
   107        Feb-15                      4.54
   108        Mar-15                      5.05
   109        Apr-15                      4.58
   110        May-15                      4.76
   111        Jun-15                      4.62
   112        Jul-15                      4.81
   113        Aug-15                      4.67
   114        Sep-15                      4.69
   115        Oct-15                      4.87
   116        Nov-15                      4.74
   117        Dec-15                      4.92
   118        Jan-16                      4.80
   119        Feb-16                      4.83
   120        Mar-16                      5.16

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Effective WAC Cap . The information in the following table has been prepared in accordance with the following assumptions (i) one- and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and
(iv) net swap receipts, if any, are included in the Effective WAC Cap calculation and weighted by the class certificate balance of the LIBOR Certificates. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                               Effective
                                WAC Cap
Period   Distribution Date        (%)
------   -----------------   -------------
     1        Apr-06                 26.47
     2        May-06                 22.13
     3        Jun-06                 21.78
     4        Jul-06                 21.88
     5        Aug-06                 21.49
     6        Sep-06                 21.31
     7        Oct-06                 21.34
     8        Nov-06                 20.87
     9        Dec-06                 20.84
    10        Jan-07                 20.33
    11        Feb-07                 20.05
    12        Mar-07                 20.53
    13        Apr-07                 19.48
    14        May-07                 19.45
    15        Jun-07                 18.94
    16        Jul-07                 18.91
    17        Aug-07                 18.41
    18        Sep-07                 18.15
    19        Oct-07                 18.12
    20        Nov-07                 17.66
    21        Dec-07                 17.76
    22        Jan-08                 18.48
    23        Feb-08                 17.50
    24        Mar-08                 17.10
    25        Apr-08                 15.62
    26        May-08                 15.65
    27        Jun-08                 15.10
    28        Jul-08                 15.93
    29        Aug-08                 15.94
    30        Sep-08                 16.21
    31        Oct-08                 16.81
    32        Nov-08                 16.82
    33        Dec-08                 17.33
    34        Jan-09                 17.57
    35        Feb-09                 17.55
    36        Mar-09                 18.74
    37        Apr-09                 17.53
    38        May-09                 17.54
    39        Jun-09                 16.94
    40        Jul-09                 17.48
    41        Aug-09                 16.98
    42        Sep-09                 16.90
    43        Oct-09                 17.15
    44        Nov-09                 16.68
    45        Dec-09                 17.01
    46        Jan-10                 16.67
    47        Feb-10                 16.60
    48        Mar-10                 17.76
    49        Apr-10                 16.42
    50        May-10                 16.70
    51        Jun-10                 16.26
    52        Jul-10                 16.56
    53        Aug-10                 16.08
    54        Sep-10                 16.02
    55        Oct-10                 16.31
    56        Nov-10                 15.83
    57        Dec-10                 16.15
    58        Jan-11                 15.70
    59        Feb-11                 15.62
    60        Mar-11                 16.77
    61        Apr-11                 11.51
    62        May-11                 11.87
    63        Jun-11                 11.48
    64        Jul-11                 11.85
    65        Aug-11                 11.46
    66        Sep-11                 11.44
    67        Oct-11                 11.81
    68        Nov-11                 11.41
    69        Dec-11                 11.78
    70        Jan-12                 11.39
    71        Feb-12                 11.38
    72        Mar-12                 12.15
    73        Apr-12                 11.35
    74        May-12                 11.71
    75        Jun-12                 11.32
    76        Jul-12                 11.69
    77        Aug-12                 11.30
    78        Sep-12                 11.28
    79        Oct-12                 11.64
    80        Nov-12                 11.25
    81        Dec-12                 11.61
    82        Jan-13                 11.22
    83        Feb-13                 11.21
    84        Mar-13                 12.39
    85        Apr-13                 11.17
    86        May-13                 11.53
    87        Jun-13                 11.14
    88        Jul-13                 11.49
    89        Aug-13                 11.11
    90        Sep-13                 11.09
    91        Oct-13                 11.44
    92        Nov-13                 11.06
    93        Dec-13                 11.41
    94        Jan-14                 11.02
    95        Feb-14                 11.01
    96        Mar-14                 12.17
    97        Apr-14                 10.97
    98        May-14                 11.32
    99        Jun-14                 10.94
   100        Jul-14                 11.28
   101        Aug-14                 10.90
   102        Sep-14                 10.89
   103        Oct-14                 11.23
   104        Nov-14                 10.85
   105        Dec-14                 11.20
   106        Jan-15                 10.82
   107        Feb-15                 10.80
   108        Mar-15                 11.94
   109        Apr-15                 10.76
   110        May-15                 11.11
   111        Jun-15                 10.73
   112        Jul-15                 11.07
   113        Aug-15                 10.69
   114        Sep-15                 10.68
   115        Oct-15                 11.01
   116        Nov-15                 10.64
   117        Dec-15                 10.98
   118        Jan-16                 10.61
   119        Feb-16                 10.59
   120        Mar-16                 11.30

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $594,549,686. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.10% (on an actual/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

             Swap Schedule

                             Swap Notional
Period   Distribution Date    Amount ($)
------   -----------------   -------------
     1        Apr-06           594,549,686
     2        May-06           583,972,433
     3        Jun-06           571,458,486
     4        Jul-06           557,042,539
     5        Aug-06           540,777,250
     6        Sep-06           522,731,955
     7        Oct-06           502,994,360
     8        Nov-06           481,670,949
     9        Dec-06           458,884,742
    10        Jan-07           435,177,398
    11        Feb-07           412,432,695
    12        Mar-07           390,636,687
    13        Apr-07           369,871,377
    14        May-07           350,087,714
    15        Jun-07           331,238,990
    16        Jul-07           313,280,733
    17        Aug-07           296,170,928
    18        Sep-07           279,868,892
    19        Oct-07           264,336,233
    20        Nov-07           249,521,057
    21        Dec-07           235,407,313
    22        Jan-08           216,943,722
    23        Feb-08           179,253,814
    24        Mar-08           147,694,288
    25        Apr-08           122,188,252
    26        May-08           111,459,498
    27        Jun-08           101,610,869
    28        Jul-08            96,020,259
    29        Aug-08            96,020,259
    30        Sep-08            96,020,259
    31        Oct-08            96,020,259
    32        Nov-08            96,020,259
    33        Dec-08            92,722,765
    34        Jan-09            87,805,949
    35        Feb-09            83,160,301
    36        Mar-09            78,770,416
    37        Apr-09            74,622,406
    38        May-09            70,701,905
    39        Jun-09            66,996,040
    40        Jul-09            63,492,870
    41        Aug-09            60,180,847
    42        Sep-09            57,049,107
    43        Oct-09            54,087,588
    44        Nov-09            51,286,641
    45        Dec-09            48,637,257
    46        Jan-10            46,130,946
    47        Feb-10            43,759,739
    48        Mar-10            41,516,056
    49        Apr-10            39,392,788
    50        May-10            37,383,230
    51        Jun-10            35,481,062
    52        Jul-10            33,680,325
    53        Aug-10            31,975,401
    54        Sep-10            30,360,990
    55        Oct-10            28,832,095
    56        Nov-10            27,384,003
    57        Dec-10            26,012,268
    58        Jan-11            24,712,567
    59        Feb-11            23,479,173
    60        Mar-11            22,310,425
    61        Apr-11                     0

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Mortgage Loans - Aggregate(1)



Average Scheduled Principal Balance:                                $646,601,072
Number of Mortgage Loans                                                   3,730
Average Scheduled Principal Balance                                     $173,351
Weighted Average Gross Coupon:                                            7.847%
Weighted Average Net Coupon(2):                                           7.343%
Weighted Average Current FICO Score:                                         636
Weighted Average Original LTV Ratio:                                      76.80%
Weighted Average Combined LTV:                                            77.80%
Weighted Average Std. Remaining Term (months):                               358
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll(3):                                           23
Weighted Average Gross Margin(3):                                          6.40%
Weighted Average Initial Rate Cap(3):                                      2.53%
Weighted Average Periodic Rate Cap(3):                                     1.23%
Weighted Average Gross Max. Lifetime Rate(3):                             14.26%
Weighted Average Debt To Income%:                                         42.19%
Weighted Average % of Loans with Mortgage Insurance:                       0.00%

      (1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Current Principal      Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Balance                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
$50,000 & Below              211    $7,773,057       1.20%      10.976%       657    $36,839     93.72%      43.35%     88.54%
$50,001 - $75,000            244    15,494,119       2.40        8.674        635     63,500     78.11       68.85      89.57
$75,001 - $100,000           483    42,843,449       6.63        8.295        627     88,703     77.33       64.00      90.34
$100,001 - $125,000          536    60,273,697       9.32        8.156        626    112,451     79.04       65.39      91.74
$125,001 - $150,000          430    59,363,968       9.18        8.109        625    138,056     79.63       58.15      91.19
$150,001 - $200,000          689   119,946,052      18.55        7.996        626    174,087     77.34       49.03      92.88
$200,001 - $250,000          405    90,683,600      14.02        7.767        630    223,910     77.20       49.11      91.36
$250,001 - $300,000          319    86,917,440      13.44        7.674        628    272,468     77.07       47.64      93.80
$300,001 - $350,000          168    54,134,414       8.37        7.494        646    322,229     77.83       37.88      96.47
$350,001 - $400,000           95    35,387,802       5.47        7.218        653    372,503     77.26       47.97      95.89
$400,001 & Above             150    73,783,473      11.41        7.243        671    491,890     76.40       45.63      96.07
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Current Rate             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
5.00 - 5.49%                   2      $395,619       0.06%       5.429%       651   $197,809     59.41%     100.00%    100.00%
5.50 - 5.99%                  38    10,046,042       1.55        5.844        672    264,370     69.94       68.25      97.97
6.00 - 6.49%                 146    37,665,754       5.83        6.300        663    257,985     71.49       72.03      98.88
6.50 - 6.99%                 487   111,340,980      17.22        6.782        655    228,626     74.16       66.85      98.09
7.00 - 7.49%                 484    99,305,957      15.36        7.266        647    205,178     76.89       56.33      96.50
7.50 - 7.99%                 753   137,826,432      21.32        7.738        637    183,036     77.41       47.36      93.78
8.00 - 8.49%                 512    79,978,812      12.37        8.246        624    156,209     79.33       43.76      89.08
8.50 - 8.99%                 529    79,415,643      12.28        8.723        617    150,124     80.56       38.49      88.60
9.00% & Above                779    90,625,834      14.02        9.715        609    116,336     83.65       39.40      86.44
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Credit Score             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
740 & Above                  210   $42,188,756       6.52%       7.577%       760   $200,899     81.89%      32.20%     82.41%
720 - 739                    129    27,074,796       4.19        7.348        729    209,882     81.66       37.67      89.95
700 - 719                    176    35,159,006       5.44        7.411        709    199,767     79.63       41.77      84.64
680 - 699                    238    44,386,946       6.86        7.521        689    186,500     80.02       38.11      90.96
660 - 679                    310    56,490,887       8.74        7.616        670    182,229     79.57       43.77      92.07
640 - 659                    486    83,837,090      12.97        7.686        649    172,504     79.28       42.52      92.45
620 - 639                    566    93,069,988      14.39        7.883        629    164,435     79.13       43.78      93.85
600 - 619                    517    82,815,917      12.81        7.901        610    160,186     76.99       59.32      94.39
580 - 599                    485    75,075,504      11.61        8.035        589    154,795     76.75       70.85      98.11
560 - 579                    259    40,313,271       6.23        8.439        569    155,650     75.48       70.06      98.41
540 - 559                    172    30,217,414       4.67        8.263        550    175,683     71.96       62.74      97.56
520 - 539                    100    18,158,481       2.81        8.422        529    181,585     67.41       61.51      96.78
500 - 519                     80    17,604,428       2.72        8.542        510    220,055     67.49       78.89      95.62
1 - 499                        1       159,892       0.02        9.815        492    159,892     59.26      100.00     100.00
N/A                            1        48,697       0.01       10.990          0     48,697     65.00      100.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Lien                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1                          3,520  $638,554,286      98.76%       7.804%       635   $181,407     77.52%      51.40%     93.11%
2                            210     8,046,787       1.24       11.305        671     38,318     99.76       38.00      88.68
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Combined               Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               318   $55,576,690       8.60%       7.489%       601   $174,769     49.72%      49.81%     92.09%
60.01 - 70.00%               318    64,380,856       9.96        7.597        593    202,456     66.15       53.42      95.60
70.01 - 80.00%             2,100   383,117,719      59.25        7.646        648    182,437     79.01       50.66      97.00
80.01 - 85.00%               186    33,817,768       5.23        8.402        604    181,816     84.43       49.75      84.47
85.01 - 90.00%               379    65,253,680      10.09        8.492        631    172,173     89.56       47.70      83.57
90.01 - 95.00%               136    23,828,828       3.69        8.525        654    175,212     94.50       60.72      79.61
95.01 - 100.00%              293    20,625,531       3.19        9.602        685     70,394     99.97       61.55      74.15
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               528   $63,623,477       9.84%       7.972%       609   $120,499     56.05%      48.32%     91.66%
60.01 - 70.00%               318    64,380,856       9.96        7.597        593    202,456     66.15       53.42      95.60
70.01 - 80.00%             2,100   383,117,719      59.25        7.646        648    182,437     79.01       50.66      97.00
80.01 - 85.00%               186    33,817,768       5.23        8.402        604    181,816     84.43       49.75      84.47
85.01 - 90.00%               375    65,148,192      10.08        8.489        631    173,729     89.56       47.73      83.54
90.01 - 95.00%               131    23,682,441       3.66        8.510        654    180,782     94.50       60.88      79.58
95.01 - 100.00%               92    12,830,620       1.98        8.558        694    139,463     99.96       75.76      65.36
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                            Distribution by Doc Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Doc Type                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Full Doc                   2,039  $331,292,238      51.24%       7.638%       622   $162,478     77.64%     100.00%     93.80%
Limited                       74    15,437,410       2.39        7.825        637    208,614     80.92        0.00      87.59
Stated                     1,552   289,824,497      44.82        8.055        650    186,743     77.79        0.00      92.51
No Doc                        65    10,046,927       1.55        8.821        688    154,568     78.42        0.00      92.70
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Purpose                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Purchase                   2,117  $345,923,204      53.50%       7.873%       656   $163,403     81.25%      48.29%     92.17%
Cashout Refinance          1,427   269,920,456      41.74        7.818        611    189,152     73.49       54.40      93.81
Rate/term Refinance          186    30,757,413       4.76        7.820        624    165,362     76.79       56.65      96.53
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Occupancy                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Owner Occupied             3,428  $601,715,478      93.06%       7.803%       633   $175,530     77.45%      51.65%    100.00%
Investor                     178    28,025,398       4.33        8.444        672    157,446     81.32       48.53       0.00
Second Home                  124    16,860,196       2.61        8.441        665    135,969     84.48       41.08       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Property Type            Loans      Balance      Balance      Coupon     Current FI Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Single Family              2,634  $439,747,324      68.01%       7.836%       631   $166,950     77.21%      54.65%     94.17%
PUD                          702   126,062,888      19.50        7.912        634    179,577     79.47       48.87      93.93
Condo                        225    39,872,036       6.17        7.761        658    177,209     79.24       48.84      85.12
2 Family                      97    23,390,533       3.62        7.739        661    241,140     75.84       23.03      84.71
3-4 Family                    60    14,957,090       2.31        7.923        683    249,285     78.85       23.96      89.20
Townhouse                      9     1,855,353       0.29        8.813        637    206,150     85.87       21.92      86.91
Condo Hi-rise                  3       715,848       0.11        7.704        626    238,616     81.86       72.13      66.86
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
State                    Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
CA                           609  $176,330,893      27.27%       7.173%       645   $289,542     73.10%      52.69%     96.59%
FL                           526    89,589,196      13.86        8.070        628    170,322     79.05       39.49      88.94
TX                           421    47,070,450       7.28        8.315        628    111,806     81.41       48.12      95.33
AZ                           160    31,504,850       4.87        7.732        626    196,905     78.90       49.51      94.58
GA                           236    29,479,320       4.56        8.238        639    124,912     82.25       59.46      81.14
TN                           168    20,599,953       3.19        8.279        636    122,619     81.28       61.61      90.34
IL                           109    19,588,060       3.03        8.137        649    179,707     77.43       35.93      95.72
VA                            90    18,167,124       2.81        7.995        637    201,857     78.53       50.78      90.28
WA                            89    17,255,591       2.67        7.348        651    193,883     78.03       83.11      96.64
NV                            79    16,313,472       2.52        7.697        646    206,500     77.37       36.76      95.49
Other                      1,243   180,702,165      27.95        8.195        630    145,376     79.48       54.20      92.48
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Zip                      Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
85242                          8    $2,011,204       0.31%       7.581%       643   $251,401     79.77%      33.42%    100.00%
78045                         18     1,940,056       0.30        7.555        636    107,781     81.43       46.65     100.00
92392                          8     1,864,002       0.29        6.772        711    233,000     72.79       19.95     100.00
91331                          6     1,741,620       0.27        6.882        585    290,270     68.56       70.00     100.00
92553                          6     1,719,834       0.27        6.610        669    286,639     82.86       56.70      57.34
90044                          6     1,653,116       0.26        7.295        625    275,519     71.49       42.04      81.68
90003                          5     1,492,977       0.23        7.530        656    298,595     81.50        8.30      80.12
90006                          3     1,457,087       0.23        6.900        670    485,696     69.46       32.00      68.00
93536                          4     1,426,388       0.22        6.728        654    356,597     81.96       50.60     100.00
90650                          4     1,405,996       0.22        6.906        674    351,499     74.31       34.71     100.00
Other                      3,662   629,888,791      97.42        7.867        635    172,007     77.83       51.54      93.16
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
Remaining                                        Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Maturity                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 180                      132    $7,224,022       1.12%       9.524%       648    $54,727     85.42%      58.84%     93.47%
181 - 240                     10       989,986       0.15        7.552        626     98,999     63.46       83.36     100.00
241 - 360                  3,488   620,639,477      95.98        7.822        635    177,936     77.66       51.40      93.02
421 - 480                    100    17,747,587       2.74        8.074        641    177,476     80.11       40.63      93.81
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Amortization Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 YR ARM                      15    $3,692,542       0.57%       7.683%       634   $246,169     77.81%      14.50%     88.44%
10 YR FIXED                    2       134,518       0.02        7.460        682     67,259     69.30      100.00     100.00
15 YR FIXED                   37     3,414,112       0.53        7.950        632     92,273     71.62       80.10      89.35
2 YR ARM                   1,548   229,633,249      35.51        8.193        618    148,342     79.16       49.88      91.50
2 YR ARM 40 YR TERM           82    14,862,057       2.30        8.130        639    181,245     81.27       38.48      93.06
2 YR ARM 40/30 DUAL AMO      152    40,000,344       6.19        7.589        605    263,160     73.49       41.36      96.05
2 YR ARM BALLOON 40/30       119    28,155,668       4.35        7.752        640    236,602     80.46       40.60      88.34
2 YR ARM IO                  562   131,605,719      20.35        7.485        665    234,174     79.05       44.39      94.04
20 YR FIXED                   10       989,986       0.15        7.552        626     98,999     63.46       83.36     100.00
3 YR ARM                     154    25,371,458       3.92        7.990        619    164,750     77.49       48.59      90.63
3 YR ARM BALLOON 40/30        35     8,810,880       1.36        7.210        626    251,739     80.49       75.85      87.25
3 YR ARM BALLOON 45/30       114    32,510,134       5.03        7.199        673    285,177     76.09       80.95      99.33
3 YR ARM IO                   55    10,826,979       1.67        7.188        659    196,854     76.14       61.20      93.31
30 YR FIXED                  568    74,685,628      11.55        7.995        630    131,489     74.87       61.53      94.33
30 YR FIXED IO                37     5,894,510       0.91        8.162        669    159,311     76.46       51.01      93.51
40 YR FIXED                   16     2,413,004       0.37        7.881        656    150,813     75.40       50.87      97.18
5 YR ARM                      24     3,914,980       0.61        7.427        657    163,124     74.30       47.43      84.72
5 YR ARM 40 YR TERM            2       472,526       0.07        7.284        638    236,263     67.65       56.01     100.00
5 YR ARM BALLOON 45/30         5     1,747,946       0.27        6.796        660    349,589     74.72      100.00     100.00
5 YR ARM IO                   19     4,192,229       0.65        7.297        673    220,644     81.20       52.18      97.61
6 MO ARM                      10     2,968,104       0.46        7.487        652    296,810     75.41        0.00      91.11
7 YR ARM BALLOON 45/30         1       466,296       0.07        7.500        714    466,296     57.59      100.00       0.00
FIXED BALLOON 30/15           93     3,675,392       0.57       11.062        662     39,520     98.83       37.60      97.07
FIXED BALLOON 40/30           54    12,397,601       1.92        7.051        650    229,585     65.54       54.65      98.59
FIXED BALLOON 45/30           16     3,765,212       0.58        7.923        620    235,326     76.44       95.60     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Initial                Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.51 - 1.00%                  25    $6,025,868       0.93%       7.131%       669   $241,035     77.13%      33.17%     93.76%
1.01 - 1.50%                 292    68,129,052      10.54        7.389        639    233,319     77.47       52.95      91.22
1.51 - 2.00%                 788   140,669,386      21.76        7.980        646    178,514     80.46       45.88      90.12
2.51 - 3.00%               1,791   324,281,130      50.15        7.852        630    181,061     77.79       50.28      94.09
4.51 - 5.00%                   1       125,674       0.02        8.375        782    125,674     90.00        0.00       0.00
N/A                          833   107,369,963      16.61        7.989        636    128,896     74.55       61.14      95.04
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                          Distribution by Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1.00%                      2,244  $379,734,572      58.73%       7.953%       640   $169,222     79.95%      49.81%     92.14%
1.50%                        301    70,300,765      10.87        7.399        638    233,557     77.23       51.73      90.88
2.00%                        352    89,195,772      13.79        7.582        615    253,397     73.00       45.00      96.30
N/A                          833   107,369,963      16.61        7.989        636    128,896     74.55       61.14      95.04
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                      Distribution by Months to Rate Reset

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Rate Reset               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 12                        25    $6,660,646       1.03%       7.596%       642   $266,426     76.74%       8.04%     89.63%
13 - 24                    2,463   444,257,036      68.71        7.899        633    180,372     78.77       46.51      92.51
25 - 36                      358    77,519,451      11.99        7.458        648    216,535     77.06       67.02      94.27
49 & Above                    51    10,793,977       1.67        7.271        665    211,647     76.03       60.43      89.21
N/A                          833   107,369,963      16.61        7.989        636    128,896     74.55       61.14      95.04
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                       Distribution by Life Maximum Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Life Maximum Rate        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.01% & Below                833  $107,369,963      16.61%       7.989%       636   $128,896     74.55%      61.14%     95.04%
0.00 - 11.99%                 11     1,955,064       0.30        6.674        677    177,733     74.47       84.76      91.52
12.00 - 12.49%                57    13,928,992       2.15        6.610        663    244,368     78.80       66.94      99.46
12.50 - 12.99%               264    61,017,568       9.44        6.710        668    231,127     76.85       71.30      98.20
13.00 - 13.49%               316    67,138,649      10.38        6.995        655    212,464     76.85       65.35      97.43
13.50 - 13.99%               540   108,308,964      16.75        7.345        644    200,572     76.62       50.51      93.97
14.00 - 14.49%               395    72,439,814      11.20        7.809        637    183,392     78.04       42.00      89.19
14.50 - 14.99%               458    80,893,617      12.51        8.166        629    176,624     79.00       37.95      91.62
15.00 - 15.49%               304    50,016,455       7.74        8.643        620    164,528     81.96       37.49      85.14
15.50 - 15.99%               272    41,612,447       6.44        8.948        606    152,987     81.85       39.32      85.90
16.00% & Above               280    41,919,539       6.48        9.677        585    149,713     80.15       38.97      95.09
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Margin                   Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.01% & Below                833  $107,369,963      16.61%       7.989%       636   $128,896     74.55%      61.14%     95.04%
0.00 - 4.99%                  97    19,647,286       3.04        6.847        667    202,549     75.21       49.21      98.88
5.00 - 5.49%                 254    61,491,229       9.51        7.362        657    242,091     78.96       42.34      96.06
5.50 - 5.99%                 592   131,585,528      20.35        7.341        629    222,273     74.48       57.11      96.04
6.00 - 6.49%                 493    99,539,154      15.39        7.383        649    201,905     78.30       54.79      95.55
6.50 - 6.99%                 523    87,567,240      13.54        7.997        626    167,433     79.24       49.04      93.15
7.00 - 7.49%                 442    65,401,557      10.11        8.409        626    147,967     80.42       46.51      89.15
7.50 - 7.99%                 242    34,970,436       5.41        8.862        623    144,506     82.16       41.56      85.76
8.00 - 8.49%                 190    29,423,792       4.55        9.300        624    154,862     84.14       32.53      76.92
8.50 - 8.99%                  42     6,528,709       1.01        9.815        619    155,445     86.50       21.82      70.24
9.00 - 9.49%                  20     2,798,662       0.43        9.804        610    139,933     85.65       45.99      83.52
9.50% & Above                  2       277,516       0.04       10.716        642    138,758     75.30       28.80     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

                       Distribution by Interest Only Term

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Interest Only          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Term                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0                          3,057  $494,081,637      76.41%       7.959%       627   $161,623     77.49%      52.84%     92.75%
24                           133    32,318,888       5.00        7.282        673    242,999     78.88       51.73      93.23
36                             9     1,749,558       0.27        7.285        668    194,395     78.80       54.05      88.28
60                           508   113,133,153      17.50        7.548        663    222,703     78.68       44.86      94.51
84                             1       279,185       0.04        7.250        670    279,185     80.00        0.00     100.00
120                           22     5,038,652       0.78        7.458        651    229,030     80.85       36.07      91.16
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     3,730  $646,601,072     100.00%       7.847%       636   $173,351     77.80%      51.24%     93.06%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Mortgage Loans - Adjustable Rate



Scheduled Principal Balance:                                        $539,231,109
Number of Mortgage Loans:                                                  2,897
Average Scheduled Principal Balance:                                    $186,134
Weighted Average Gross Coupon:                                            7.819%
Weighted Average Net Coupon: ((1))                                        7.315%
Weighted Average Current FICO Score:                                         636
Weighted Average Original LTV Ratio:                                      78.44%
Weighted Average Combined Original LTV Ratio:                             78.44%
Weighted Average Stated Remaining Term (months):                             360
Weighted Average Seasoning(months):                                            3
Weighted Average Months to Roll: ((2))                                        23
Weighted Average Gross Margin: ((2))                                       6.40%
Weighted Average Initial Rate Cap: ((2))                                   2.53%
Weighted Average Periodic Rate Cap: ((2))                                  1.23%
Weighted Average Gross Maximum Lifetime Rate: ((2))                       14.26%
Weighted Average Back-Debt to Income Ratio:                               42.46%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

      (1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

      (2) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Current Principal      Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Balance                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
$50,000 & Below               13      $599,594       0.11%       8.976%       607    $46,123     61.91%      44.48%     91.67%
$50,001 - $75,000            158    10,258,594       1.90        8.540        623     64,928     78.17       73.06      90.91
$75,001 - $100,000           376    33,351,537       6.19        8.334        627     88,701     79.27       61.93      89.19
$100,001 - $125,000          430    48,446,546       8.98        8.173        626    112,666     79.76       63.88      90.89
$125,001 - $150,000          361    49,817,943       9.24        8.127        624    138,000     80.48       56.19      90.03
$150,001 - $200,000          563    98,401,994      18.25        8.060        625    174,782     78.26       45.51      91.81
$200,001 - $250,000          350    78,472,191      14.55        7.820        631    224,206     78.06       47.12      90.32
$250,001 - $300,000          280    76,341,152      14.16        7.700        629    272,647     77.91       45.76      94.35
$300,001 - $350,000          153    49,341,478       9.15        7.506        645    322,493     78.18       33.78      96.13
$350,001 - $400,000           85    31,597,123       5.86        7.203        650    371,731     77.25       46.54      95.40
$400,001 & Above             128    62,602,957      11.61        7.219        675    489,086     77.79       48.29      96.40
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Current Rate             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
5.00 - 5.49%                   2      $395,619       0.07%       5.429%       651   $197,809     59.41%     100.00%    100.00%
5.50 - 5.99%                  35     9,177,167       1.70        5.830        679    262,205     72.83       66.15      97.78
6.00 - 6.49%                 110    28,891,820       5.36        6.298        664    262,653     74.47       73.00      99.41
6.50 - 6.99%                 393    93,753,396      17.39        6.782        658    238,558     75.19       64.73      97.98
7.00 - 7.49%                 398    84,979,655      15.76        7.266        648    213,517     77.49       54.33      96.06
7.50 - 7.99%                 598   112,847,118      20.93        7.738        637    188,708     78.00       44.56      93.34
8.00 - 8.49%                 434    69,735,226      12.93        8.244        625    160,680     80.03       40.59      88.34
8.50 - 8.99%                 441    67,116,753      12.45        8.731        616    152,192     81.52       37.30      88.67
9.00% & Above                486    72,334,355      13.41        9.557        602    148,836     82.50       38.17      85.21
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Credit Score             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
740 & Above                  152   $34,735,500       6.44%       7.510%       760   $228,523     82.44%      30.05%     81.52%
720 - 739                     95    22,805,488       4.23        7.268        729    240,058     81.68       38.49      89.09
700 - 719                    130    30,200,634       5.60        7.291        709    232,313     79.62       42.69      85.59
680 - 699                    181    38,034,447       7.05        7.447        689    210,135     80.39       36.45      90.60
660 - 679                    229    46,169,095       8.56        7.571        670    201,612     79.63       39.24      90.84
640 - 659                    371    70,771,598      13.12        7.631        649    190,759     79.45       40.48      91.57
620 - 639                    449    78,973,822      14.65        7.861        629    175,888     80.05       41.11      93.62
600 - 619                    392    64,930,742      12.04        7.848        610    165,640     77.80       59.38      94.28
580 - 599                    392    62,577,936      11.61        8.076        589    159,638     78.28       68.35      97.73
560 - 579                    214    33,114,718       6.14        8.519        569    154,742     77.33       68.37      98.06
540 - 559                    138    25,287,847       4.69        8.257        550    183,245     72.27       58.62      98.61
520 - 539                     85    15,540,994       2.88        8.466        529    182,835     67.65       58.94      96.24
500 - 519                     68    15,928,397       2.95        8.596        510    234,241     68.45       77.42      95.16
1 - 499                        1       159,892       0.03        9.815        492    159,892     59.26      100.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Lien                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1                          2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Combined               Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               204   $38,088,604       7.06%       7.557%       593   $186,709     50.58%      44.72%     92.17%
60.01 - 70.00%               219    45,876,148       8.51        7.653        586    209,480     66.40       50.24      94.99
70.01 - 80.00%             1,810   337,247,637      62.54        7.630        648    186,325     79.08       49.23      96.82
80.01 - 85.00%               149    28,020,778       5.20        8.441        602    188,059     84.47       46.42      82.65
85.01 - 90.00%               319    57,016,014      10.57        8.529        628    178,734     89.63       43.87      82.60
90.01 - 95.00%               117    21,778,381       4.04        8.525        654    186,140     94.56       58.11      78.63
95.01 - 100.00%               79    11,203,547       2.08        8.556        692    141,817     99.98       79.12      63.29
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               204   $38,088,604       7.06%       7.557%       593   $186,709     50.58%      44.72%     92.17%
60.01 - 70.00%               219    45,876,148       8.51        7.653        586    209,480     66.40       50.24      94.99
70.01 - 80.00%             1,810   337,247,637      62.54        7.630        648    186,325     79.08       49.23      96.82
80.01 - 85.00%               149    28,020,778       5.20        8.441        602    188,059     84.47       46.42      82.65
85.01 - 90.00%               319    57,016,014      10.57        8.529        628    178,734     89.63       43.87      82.60
90.01 - 95.00%               117    21,778,381       4.04        8.525        654    186,140     94.56       58.11      78.63
95.01 - 100.00%               79    11,203,547       2.08        8.556        692    141,817     99.98       79.12      63.29
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                            Distribution by Doc Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Doc Type                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Full Doc                   1,537  $265,650,394      49.26%       7.615%       621   $172,837     78.55%     100.00%     93.24%
Limited                       55    11,866,860       2.20        7.827        645    215,761     82.04        0.00      86.07
Stated                     1,263   253,623,274      47.03        8.007        649    200,810     78.19        0.00      92.42
No Doc                        42     8,090,580       1.50        8.616        686    192,633     77.62        0.00      90.94
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Purpose                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Purchase                   1,733  $308,311,268      57.18%       7.792%       655   $177,906     81.01%      47.54%     91.95%
Cashout Refinance          1,034   208,600,302      38.68        7.863        608    201,741     74.66       51.12      93.45
Rate/term Refinance          130    22,319,539       4.14        7.792        621    171,689     78.38       55.72      95.21
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Occupancy                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Owner Occupied             2,654  $499,674,470      92.66%       7.773%       633   $188,272     78.06%      49.57%    100.00%
Investor                     151    25,162,608       4.67        8.432        673    166,640     82.29       48.31       0.00
Second Home                   92    14,394,032       2.67        8.357        662    156,457     84.89       40.23       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Property Type            Loans      Balance      Balance      Coupon     Current FI Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Single Family              2,020  $360,071,137      66.77%       7.811%       631   $178,253     78.03%      52.61%     94.04%
PUD                          554   108,000,858      20.03        7.872        634    194,947     79.46       46.89      93.57
Condo                        183    35,866,765       6.65        7.716        660    195,993     79.73       47.92      84.27
2 Family                      78    20,059,478       3.72        7.767        656    257,173     76.73       22.84      82.90
3-4 Family                    51    12,861,204       2.39        7.852        686    252,180     79.12       22.45      87.44
Townhouse                      9     1,855,353       0.34        8.813        637    206,150     85.87       21.92      86.91
Condo Hi-rise                  2       516,314       0.10        7.299        663    258,157     87.16      100.00      54.05
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
State                    Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
CA                           527  $158,638,142      29.42%       7.184%       645   $301,021     74.24%      51.39%     96.57%
FL                           372    69,654,960      12.92        8.116        627    187,245     80.34       34.82      86.86
TX                           318    37,700,249       6.99        8.327        626    118,554     81.25       45.27      96.23
AZ                           131    27,751,595       5.15        7.696        628    211,844     79.45       46.66      94.77
GA                           171    23,761,202       4.41        8.098        635    138,954     82.26       58.09      78.95
TN                           136    17,297,588       3.21        8.256        635    127,188     81.39       62.61      90.26
IL                            84    16,377,788       3.04        8.144        650    194,974     77.74       29.01      94.88
NV                            71    15,495,147       2.87        7.624        646    218,242     76.92       36.39      95.26
WA                            76    14,778,675       2.74        7.251        653    194,456     77.81       82.86      96.08
VA                            68    14,752,726       2.74        8.031        637    216,952     79.08       46.70      89.07
Other                        943   143,023,037      26.52        8.191        629    151,668     80.50       52.93      91.86
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Zip                      Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
85242                          7    $1,868,412       0.35%       7.578%       643   $266,916     81.03%      28.33%    100.00%
92553                          6     1,719,834       0.32        6.610        669    286,639     82.86       56.70      57.34
90044                          5     1,560,732       0.29        7.233        632    312,146     74.33       38.61      80.60
92392                          6     1,505,639       0.28        6.789        734    250,940     76.67       11.91     100.00
90003                          5     1,492,977       0.28        7.530        656    298,595     81.50        8.30      80.12
91331                          5     1,491,161       0.28        6.929        578    298,232     67.49       64.96     100.00
90006                          3     1,457,087       0.27        6.900        670    485,696     69.46       32.00      68.00
93536                          4     1,426,388       0.26        6.728        654    356,597     81.96       50.60     100.00
90650                          4     1,405,996       0.26        6.906        674    351,499     74.31       34.71     100.00
90011                          4     1,384,331       0.26        7.789        602    346,083     78.44        0.00     100.00
Other                      2,848   523,918,551      97.16        7.840        635    183,960     78.49       49.74      92.79
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
Remaining                                        Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Maturity                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
241 - 360                  2,813  $523,896,525      97.16%       7.811%       636   $186,241     78.37%      49.56%     92.65%
421 - 480                     84    15,334,584       2.84        8.104        639    182,555     80.85       39.02      93.28
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Amortization Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 YR ARM                      15    $3,692,542       0.68%       7.683%       634   $246,169     77.81%      14.50%     88.44%
2 YR ARM                   1,548   229,633,249      42.59        8.193        618    148,342     79.16       49.88      91.50
2 YR ARM 40 YR TERM           82    14,862,057       2.76        8.130        639    181,245     81.27       38.48      93.06
2 YR ARM 40/30 DUAL AMO      152    40,000,344       7.42        7.589        605    263,160     73.49       41.36      96.05
2 YR ARM BALLOON 40/30       119    28,155,668       5.22        7.752        640    236,602     80.46       40.60      88.34
2 YR ARM IO                  562   131,605,719      24.41        7.485        665    234,174     79.05       44.39      94.04
3 YR ARM                     154    25,371,458       4.71        7.990        619    164,750     77.49       48.59      90.63
3 YR ARM BALLOON 40/30        35     8,810,880       1.63        7.210        626    251,739     80.49       75.85      87.25
3 YR ARM BALLOON 45/30       114    32,510,134       6.03        7.199        673    285,177     76.09       80.95      99.33
3 YR ARM IO                   55    10,826,979       2.01        7.188        659    196,854     76.14       61.20      93.31
5 YR ARM                      24     3,914,980       0.73        7.427        657    163,124     74.30       47.43      84.72
5 YR ARM 40 YR TERM            2       472,526       0.09        7.284        638    236,263     67.65       56.01     100.00
5 YR ARM BALLOON 45/30         5     1,747,946       0.32        6.796        660    349,589     74.72      100.00     100.00
5 YR ARM IO                   19     4,192,229       0.78        7.297        673    220,644     81.20       52.18      97.61
6 MO ARM                      10     2,968,104       0.55        7.487        652    296,810     75.41        0.00      91.11
7 YR ARM BALLOON 45/30         1       466,296       0.09        7.500        714    466,296     57.59      100.00       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Initial                Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0.51 - 1.00%                  25    $6,025,868       1.12%       7.131%       669   $241,035     77.13%      33.17%     93.76%
1.01 - 1.50%                 292    68,129,052      12.63        7.389        639    233,319     77.47       52.95      91.22
1.51 - 2.00%                 788   140,669,386      26.09        7.980        646    178,514     80.46       45.88      90.12
2.51 - 3.00%               1,791   324,281,130      60.14        7.852        630    181,061     77.79       50.28      94.09
4.51 - 5.00%                   1       125,674       0.02        8.375        782    125,674     90.00        0.00       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                          Distribution by Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Periodic Cap             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1.00%                      2,244  $379,734,572      70.42%       7.953%       640   $169,222     79.95%      49.81%     92.14%
1.50%                        301    70,300,765      13.04        7.399        638    233,557     77.23       51.73      90.88
2.00%                        352    89,195,772      16.54        7.582        615    253,397     73.00       45.00      96.30
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                      Distribution by Months to Rate Reset

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months To              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Rate Reset               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 12                        25    $6,660,646       1.24%       7.596%       642   $266,426     76.74%       8.04%     89.63%
13 - 24                    2,463   444,257,036      82.39        7.899        633    180,372     78.77       46.51      92.51
25 - 36                      358    77,519,451      14.38        7.458        648    216,535     77.06       67.02      94.27
49 & Above                    51    10,793,977       2.00        7.271        665    211,647     76.03       60.43      89.21
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                       Distribution by Life Maximum Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Life Maximum Rate        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
11.99% & Below                11    $1,955,064       0.36%       6.674%       677   $177,733     74.47%      84.76%     91.52%
12.00 - 12.49%                57    13,928,992       2.58        6.610        663    244,368     78.80       66.94      99.46
12.50 - 12.99%               264    61,017,568      11.32        6.710        668    231,127     76.85       71.30      98.20
13.00 - 13.49%               316    67,138,649      12.45        6.995        655    212,464     76.85       65.35      97.43
13.50 - 13.99%               540   108,308,964      20.09        7.345        644    200,572     76.62       50.51      93.97
14.00 - 14.49%               395    72,439,814      13.43        7.809        637    183,392     78.04       42.00      89.19
14.50 - 14.99%               458    80,893,617      15.00        8.166        629    176,624     79.00       37.95      91.62
15.00 - 15.49%               304    50,016,455       9.28        8.643        620    164,528     81.96       37.49      85.14
15.50 - 15.99%               272    41,612,447       7.72        8.948        606    152,987     81.85       39.32      85.90
16.00% & Above               280    41,919,539       7.77        9.677        585    149,713     80.15       38.97      95.09
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Margin                   Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
4.99% & Below                 97   $19,647,286       3.64%       6.847%       667   $202,549     75.21%      49.21%     98.88%
5.00 - 5.49%                 254    61,491,229      11.40        7.362        657    242,091     78.96       42.34      96.06
5.50 - 5.99%                 592   131,585,528      24.40        7.341        629    222,273     74.48       57.11      96.04
6.00 - 6.49%                 493    99,539,154      18.46        7.383        649    201,905     78.30       54.79      95.55
6.50 - 6.99%                 523    87,567,240      16.24        7.997        626    167,433     79.24       49.04      93.15
7.00 - 7.49%                 442    65,401,557      12.13        8.409        626    147,967     80.42       46.51      89.15
7.50 - 7.99%                 242    34,970,436       6.49        8.862        623    144,506     82.16       41.56      85.76
8.00 - 8.49%                 190    29,423,792       5.46        9.300        624    154,862     84.14       32.53      76.92
8.50 - 8.99%                  42     6,528,709       1.21        9.815        619    155,445     86.50       21.82      70.24
9.00 - 9.49%                  20     2,798,662       0.52        9.804        610    139,933     85.65       45.99      83.52
9.50% & Above                  2       277,516       0.05       10.716        642    138,758     75.30       28.80     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

                       Distribution by Interest Only Term

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Interest Only          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Term                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0                          2,261  $392,606,183      72.81%       7.954%       625   $173,643     78.27%      50.54%     92.13%
24                           133    32,318,888       5.99        7.282        673    242,999     78.88       51.73      93.23
36                             9     1,749,558       0.32        7.285        668    194,395     78.80       54.05      88.28
60                           471   107,238,643      19.89        7.514        663    227,683     78.81       44.52      94.57
84                             1       279,185       0.05        7.250        670    279,185     80.00        0.00     100.00
120                           22     5,038,652       0.93        7.458        651    229,030     80.85       36.07      91.16
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                     2,897  $539,231,109     100.00%       7.819%       636   $186,134     78.44%      49.26%     92.66%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Mortgage Loans - Fixed Rate



Scheduled Principal Balance:                                        $107,369,963
Number of Mortgage Loans:                                                    833
Average Scheduled Principal Balance:                                    $128,896
Weighted Average Gross Coupon:                                            7.989%
Weighted Average Net Coupon: ((1))                                        7.485%
Weighted Average Current FICO Score:                                         636
Weighted Average Original LTV Ratio:                                      68.56%
Weighted Average Combined Original LTV Ratio:                             74.55%
Weighted Average Stated Remaining Term (months):                             346
Weighted Average Seasoning(months):                                            3
Weighted Average Months to Roll: )                                           N/A
Weighted Average Gross Margin:                                               N/A
Weighted Average Initial Rate Cap:                                           N/A
Weighted Average Periodic Rate Cap:                                          N/A
Weighted Average Gross Maximum Lifetime Rate:                                N/A
Weighted Average Back-Debt to Income Ratio:                               40.85%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%
(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Current Principal      Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Balance                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
$50,000 & Below              198    $7,173,463       6.68%      11.143%       661    $36,230     96.38%      43.25%     88.28%
$50,001 - $75,000             86     5,235,524       4.88        8.936        659     60,878     78.00       60.60      86.93
$75,001 - $100,000           107     9,491,912       8.84        8.157        627     88,709     70.54       71.26      94.38
$100,001 - $125,000          106    11,827,152      11.02        8.088        625    111,577     76.07       71.60      95.21
$125,001 - $150,000           69     9,546,026       8.89        8.014        629    138,348     75.22       68.41      97.25
$150,001 - $200,000          126    21,544,058      20.07        7.703        630    170,985     73.13       65.11      97.75
$200,001 - $250,000           55    12,211,409      11.37        7.421        622    222,026     71.66       61.86      98.08
$250,001 - $300,000           39    10,576,288       9.85        7.489        624    271,187     70.99       61.24      89.85
$300,001 - $350,000           15     4,792,936       4.46        7.371        655    319,529     74.21       80.13     100.00
$350,001 - $400,000           10     3,790,679       3.53        7.343        681    379,068     77.34       59.89     100.00
$400,001 & Above              22    11,180,516      10.41        7.378        649    508,205     68.60       30.72      94.20
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Current Rate             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
5.50 - 5.99%                   3      $868,875       0.81%       5.990%       594   $289,625     39.45%      90.35%    100.00%
6.00 - 6.49%                  36     8,773,934       8.17        6.306        661    243,720     61.67       68.83      97.12
6.50 - 6.99%                  94    17,587,583      16.38        6.786        639    187,102     68.65       78.18      98.67
7.00 - 7.49%                  86    14,326,302      13.34        7.260        644    166,585     73.33       68.16      99.09
7.50 - 7.99%                 155    24,979,313      23.26        7.737        637    161,157     74.75       59.99      95.76
8.00 - 8.49%                  78    10,243,587       9.54        8.259        615    131,328     74.55       65.34      94.09
8.50 - 8.99%                  88    12,298,890      11.45        8.682        623    139,760     75.34       44.95      88.19
9.00% & Above                293    18,291,479      17.04       10.344        635     62,428     88.22       44.26      91.28
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Credit Score             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
740 & Above                   58    $7,453,257       6.94%       7.891%       760   $128,504     79.36%      42.22%     86.58%
720 - 739                     34     4,269,308       3.98        7.772        728    125,568     81.54       33.31      94.54
700 - 719                     46     4,958,372       4.62        8.137        707    107,791     79.71       36.16      78.87
680 - 699                     57     6,352,499       5.92        7.960        689    111,447     77.76       48.06      93.11
660 - 679                     81    10,321,792       9.61        7.817        669    127,430     79.31       64.03      97.59
640 - 659                    115    13,065,492      12.17        7.987        649    113,613     78.34       53.58      97.24
620 - 639                    117    14,096,166      13.13        8.009        629    120,480     73.98       58.72      95.18
600 - 619                    125    17,885,174      16.66        8.093        610    143,081     74.05       59.11      94.77
580 - 599                     93    12,497,568      11.64        7.829        589    134,382     69.10       83.36     100.00
560 - 579                     45     7,198,553       6.70        8.070        570    159,968     66.96       77.81     100.00
540 - 559                     34     4,929,567       4.59        8.293        551    144,987     70.37       83.83      92.17
520 - 539                     15     2,617,487       2.44        8.160        529    174,499     66.00       76.81     100.00
500 - 519                     12     1,676,031       1.56        8.023        510    139,669     58.27       92.85     100.00
N/A                            1        48,697       0.05       10.990          0     48,697     65.00      100.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Lien                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1                            623   $99,323,177      92.51%       7.720%       633   $159,427     72.51%      63.01%     95.55%
2                            210     8,046,787       7.49       11.305        671     38,318     99.76       38.00      88.68
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Combined               Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               114   $17,488,087      16.29%       7.343%       618   $153,404     47.83%      60.90%     91.91%
60.01 - 70.00%                99    18,504,708      17.23        7.459        610    186,916     65.52       61.31      97.11
70.01 - 80.00%               290    45,870,082      42.72        7.765        644    158,173     78.47       61.20      98.34
80.01 - 85.00%                37     5,796,990       5.40        8.209        612    156,675     84.22       65.85      93.26
85.01 - 90.00%                60     8,237,666       7.67        8.237        650    137,294     89.02       74.21      90.24
90.01 - 95.00%                19     2,050,447       1.91        8.535        658    107,918     93.88       88.45      90.04
95.01 - 100.00%              214     9,421,984       8.78       10.845        677     44,028     99.97       40.66      87.08
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Original LTV             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
60.00% & Below               324   $25,534,873      23.78%       8.592%       634    $78,811     64.19%      53.68%     90.90%
60.01 - 70.00%                99    18,504,708      17.23        7.459        610    186,916     65.52       61.31      97.11
70.01 - 80.00%               290    45,870,082      42.72        7.765        644    158,173     78.47       61.20      98.34
80.01 - 85.00%                37     5,796,990       5.40        8.209        612    156,675     84.22       65.85      93.26
85.01 - 90.00%                56     8,132,177       7.57        8.206        649    145,217     89.00       74.78      90.11
90.01 - 95.00%                14     1,904,060       1.77        8.345        655    136,004     93.85       92.53      90.52
95.01 - 100.00%               13     1,627,073       1.52        8.567        707    125,159     99.82       52.61      79.68
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                            Distribution by Doc Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Doc Type                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Full Doc                     502   $65,641,844      61.14%       7.728%       623   $130,761     73.96%     100.00%     96.07%
Limited                       19     3,570,550       3.33        7.819        612    187,924     77.17        0.00      92.64
Stated                       289    36,201,223      33.72        8.387        657    125,264     74.96        0.00      93.13
No Doc                        23     1,956,347       1.82        9.665        697     85,059     81.70        0.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Purpose                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Cashout Refinance            393   $61,320,154      57.11%       7.666%       620   $156,031     69.53%      65.55%     95.04%
Purchase                     384    37,611,936      35.03        8.536        662     97,948     83.17       54.41      93.92
Rate/term Refinance           56     8,437,874       7.86        7.896        630    150,676     72.59       59.09     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Occupancy                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Owner Occupied               774  $102,041,008      95.04%       7.950%       634   $131,836     74.42%      61.80%    100.00%
Investor                      27     2,862,791       2.67        8.546        663    106,029     72.78       50.39       0.00
Second Home                   32     2,466,164       2.30        8.926        682     77,068     82.12       46.06       0.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Property Type            Loans      Balance      Balance      Coupon     Current FI Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Single Family                614   $79,676,187      74.21%       7.949%       633   $129,766     73.52%      63.87%     94.76%
PUD                          148    18,062,030      16.82        8.150        636    122,041     79.51       60.69      96.04
Condo                         42     4,005,272       3.73        8.157        640     95,364     74.90       57.12      92.75
2 Family                      19     3,331,055       3.10        7.571        692    175,319     70.49       24.20      95.62
3-4 Family                     9     2,095,886       1.95        8.361        665    232,876     77.22       33.22     100.00
Condo Hi-rise                  1       199,534       0.19        8.750        529    199,534     68.14        0.00     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
State                    Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
FL                           154   $19,934,236      18.57%       7.912%       632   $129,443     74.55%      55.82%     96.20%
CA                            82    17,692,751      16.48        7.073        636    215,765     62.94       64.33      96.75
TX                           103     9,370,202       8.73        8.266        636     90,973     82.05       59.57      91.72
GA                            65     5,718,117       5.33        8.820        653     87,971     82.20       65.15      90.25
AZ                            29     3,753,256       3.50        7.995        615    129,423     74.89       70.58      93.14
VA                            22     3,414,398       3.18        7.838        635    155,200     76.14       68.38      95.50
TN                            32     3,302,364       3.08        8.398        642    103,199     80.65       56.41      90.77
NY                            13     3,272,969       3.05        7.502        639    251,767     63.07       36.80      72.46
IL                            25     3,210,272       2.99        8.101        643    128,411     75.87       71.20     100.00
AL                            31     2,940,665       2.74        8.257        628     94,860     80.81       85.13     100.00
Other                        277    34,760,734      32.37        8.276        637    125,490     76.83       60.37      96.99
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Zip                      Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
78045                         12    $1,152,529       1.07%       7.509%       621    $96,044     81.72%      62.87%    100.00%
05363                          1       648,810       0.60        8.500        630    648,810     40.63        0.00     100.00
90056                          1       648,541       0.60        6.450        755    648,541     78.31        0.00     100.00
11023                          1       648,408       0.60        8.500        605    648,408     52.42        0.00       0.00
29072                          1       644,000       0.60        8.775        682    644,000     70.00        0.00     100.00
93021                          1       624,140       0.58        6.350        602    624,140     62.56        0.00     100.00
90008                          1       622,500       0.58        6.750        563    622,500     67.52      100.00     100.00
90064                          1       606,304       0.56        5.990        586    606,304     30.50      100.00     100.00
11434                          2       584,643       0.54        6.657        678    292,322     72.47       30.57     100.00
96732                          1       564,415       0.53        7.570        603    564,415     85.00        0.00     100.00
Other                        811   100,625,673      93.72        8.032        636    124,076     75.17       63.11      95.35
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
Remaining                                        Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Months to              Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Maturity                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
1 - 180                      132    $7,224,022       6.73%       9.524%       648    $54,727     85.42%      58.84%     93.47%
181 - 240                     10       989,986       0.92        7.552        626     98,999     63.46       83.36     100.00
241 - 360                    675    96,742,951      90.10        7.881        634    143,323     73.83       61.34      95.05
421 - 480                     16     2,413,004       2.25        7.881        656    150,813     75.40       50.87      97.18
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Amortization Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
10 YR FIXED                    2      $134,518       0.13%       7.460%       682    $67,259     69.30%     100.00%    100.00%
15 YR FIXED                   37     3,414,112       3.18        7.950        632     92,273     71.62       80.10      89.35
20 YR FIXED                   10       989,986       0.92        7.552        626     98,999     63.46       83.36     100.00
30 YR FIXED                  568    74,685,628      69.56        7.995        630    131,489     74.87       61.53      94.33
30 YR FIXED IO                37     5,894,510       5.49        8.162        669    159,311     76.46       51.01      93.51
40 YR FIXED                   16     2,413,004       2.25        7.881        656    150,813     75.40       50.87      97.18
FIXED BALLOON 30/15           93     3,675,392       3.42       11.062        662     39,520     98.83       37.60      97.07
FIXED BALLOON 40/30           54    12,397,601      11.55        7.051        650    229,585     65.54       54.65      98.59
FIXED BALLOON 45/30           16     3,765,212       3.51        7.923        620    235,326     76.44       95.60     100.00
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

                       Distribution by Interest Only Term

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined                 Pct.
Interest Only          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full    Owner
Term                     Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc      Occupied
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
0                            796  $101,475,453      94.51%       7.979%       634   $127,482     74.44%      61.72%     95.13%
60                            37     5,894,510       5.49        8.162        669    159,311     76.46       51.01      93.51
---------------------  ---------  ------------  ---------   ----------   --------  ---------  --------   ---------   --------
Total:                       833  $107,369,963     100.00%       7.989%       636   $128,896     74.55%      61.14%     95.04%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

You should rely only on the information contained in or incorporated by reference into this prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the securities in any state or other jurisdiction where it is not permitted.

                               -----------------

                              GSAMP Trust 2006-HE2
                                 Issuing Entity

                          GS Mortgage Securities Corp.
                                   Depositor

              Credit-Based Asset Servicing and Securitization LLC
                                    Sponsor

                            Litton Loan Servicing LP
                                    Servicer

                         U.S. Bank National Association
                                    Trustee

                               -----------------